     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 23, 2006
                                                      REGISTRATION NO. 333-59100
                                                                       811-10353

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------
                                    FORM N-1A
                             REGISTRATION STATEMENT
                         UNDER THE SECURITIES ACT OF 1933                    /X/
                             PRE-EFFECTIVE AMENDMENT NO.                     / /
                          POST-EFFECTIVE AMENDMENT NO. 6                     /X/
                                     AND/OR
               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                    ACT OF 1940                              /X/
                                  AMENDMENT NO. 8                            /X/
                                   ----------
                                 MORGAN STANLEY
                              KLD SOCIAL INDEX FUND
                        (A MASSACHUSETTS BUSINESS TRUST)
                  (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

          REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 869-6397

                              AMY R. DOBERMAN, ESQ.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   ----------

                                    COPY TO:

             CARL FRISCHLING, ESQ.                 STUART M. STRAUSS, ESQ.
      KRAMER LEVIN NAFTALIS & FRANKEL LLP          CLIFFORD CHANCE US LLP
          1177 AVENUE OF THE AMERICAS               31 WEST 52ND STREET
           NEW YORK, NEW YORK 10036                NEW YORK, NEW YORK 10019

                                   ----------

                    APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  As soon as practicable after this Post-Effective Amendment becomes effective.

                                   ----------

     IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE
     BOX):
            / / Immediately upon filing pursuant to paragraph (b)
            /X/ On March 30, 2006 pursuant to paragraph (b)
            / / 60 days after filing pursuant to paragraph (a)(1)
            / / On (date) pursuant to paragraph (a)(1)
            / / 75 days after filing pursuant to paragraph (a)(2)
            / / On (date) pursuant to paragraph (a)(2) of Rule 485.

            AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS

     If appropriate, check the following box:

            / / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

[GRAPHIC]

MORGAN STANLEY FUNDS

MORGAN STANLEY
KLD SOCIAL INDEX FUND

A MUTUAL FUND THAT SEEKS TO PROVIDE INVESTMENT RESULTS THAT, BEFORE EXPENSES, CORRESPOND TO THE TOTAL RETURN (I.E., THE COMBINATION OF CAPITAL CHANGES AND INCOME) OF THE KLD LARGE CAP SOCIAL(SM) INDEX

[MORGAN STANLEY LOGO]

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS

MARCH 30, 2006

Contents


THE FUND
     Investment Objective                                                      1
     Principal Investment Strategies                                           1
     Principal Risks                                                           2
     Past Performance                                                          5
     Fees and Expenses                                                         7
     Additional Investment Strategy Information                                8
     Additional Risk Information                                               9
     Portfolio Holdings                                                        9
     Fund Management                                                           9

SHAREHOLDER INFORMATION
     Pricing Fund Shares                                                      11
     How to Buy Shares                                                        12
     Limited Portability                                                      13
     How to Exchange Shares                                                   13
     How to Sell Shares                                                       15
     Distributions                                                            17
     Frequent Purchases and Redemptions of Fund Shares                        17
     Tax Consequences                                                         18
     Share Class Arrangements                                                 19
     Additional Information                                                   27

FINANCIAL HIGHLIGHTS                                                          28

MORGAN STANLEY FUNDS                                           Inside Back Cover


This PROSPECTUS contains important information about the Fund. Please read it carefully and keep it for future reference.

The Fund


On February 6, 2006, the Board of Trustees of the Morgan Stanley KLD Social Index Fund approved the liquidation of the Fund, which is expected to occur on or about April 7, 2006. Since February 7, 2006, the Fund is no longer offering its shares, except for shares offered to existing clients of registered investment advisers who currently offer shares of the Fund in their discretionary asset allocation programs.


INVESTMENT OBJECTIVE

[GRAPHIC]

Morgan Stanley KLD Social Index Fund seeks to provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of the KLD Large Cap Social(SM) Index (the "KLD Index").

PRINCIPAL INVESTMENT STRATEGIES

[GRAPHIC]

The Fund will normally invest at least 80% of its assets in common stocks of companies included in the KLD Index, an index comprised of stocks that meet certain social and environmental criteria. The KLD Index is a common stock index comprised of the stocks of U.S. companies which are weighted according to market capitalization. The KLD Index was developed by KLD Research & Analytics, Inc. ("KLD") based on certain social and environmental criteria. The KLD Index is derived by KLD from the constituents of the Russell 1000(R) Index. The Russell 1000 Index measures the performance of the 1000 largest companies in the United States and is considered representative of the U.S. large capitalization securities market. The Russell 1000 Index is reconstituted annually on June 30.

It is anticipated that the KLD Index will contain stocks of approximately 700 issuers. The Fund might not purchase all of the securities contained in the KLD Index because of the practical difficulties and expense of purchasing and selling such a large number of securities. Instead, the "Investment Adviser," Morgan Stanley Investment Advisors Inc., may use statistical sampling in an attempt to recreate the portfolio characteristics of the KLD Index.

The KLD Index is reconstituted once a year based on an updated list of the companies comprising the Russell 1000 Index. In addition, the KLD Index may be adjusted monthly to reflect changes resulting from the application of social criteria.

KLD selects companies from the Russell 1000 Index for inclusion in the KLD Index based on KLD's evaluation of their corporate and social responsibility, as well as certain financial criteria.

[SIDENOTE]

THE KLD LARGE CAP SOCIAL INDEX (KLD INDEX) IS A SERVICE MARK OF KLD RESEARCH & ANALYTICS, INC. (KLD). MORGAN STANLEY KLD SOCIAL INDEX FUND IS NOT PROMOTED OR ENDORSED BY, NOR IN ANY WAY AFFILIATED WITH KLD. KLD IS NOT RESPONSIBLE FOR AND HAS NOT REVIEWED THE FUND NOR ANY ASSOCIATED LITERATURE OR PUBLICATIONS AND KLD MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THEIR ACCURACY, OR COMPLETENESS, OR OTHERWISE.

THE KLD INDEX IS DERIVED FROM THE CONSTITUENTS OF THE RUSSELL 1000 INDEX. THE RUSSELL 1000 INDEX IS A TRADEMARK/SERVICE MARK OF THE FRANK RUSSELL COMPANY
(FRC). THE USE OF THE RUSSELL 1000 INDEX AS THE UNIVERSE FOR THE KLD INDEX IN NO WAY SUGGESTS OR IMPLIES AN OPINION BY FRC AS TO THE ATTRACTIVENESS OF THE KLD INDEX OR OF THE INVESTMENT IN ANY OR ALL OF THE SECURITIES UPON WHICH THE RUSSELL 1000 INDEX OR KLD INDEX ARE BASED.

The following are the principal social criteria KLD currently considers when selecting companies for inclusion in the KLD Index:

- Safe and useful products, including a company's record with regard to product safety, marketing practices and commitment to quality.

- Employee relations, including a company's record with regard to labor matters, workplace safety, equal employment opportunities, employee benefit programs, non-U.S. operations and meaningful participation in company profits either through stock purchase or profit sharing plans.

- Corporate citizenship, including a company's record with regard to philanthropic activities and community relations.

- Environmental performance, including a company's record with regard to fines or penalties, waste disposal, toxic emissions, efforts in waste reduction and emissions reduction, recycling and environmentally beneficial fuels, products and services.

In addition, the KLD Index excludes companies that derive more than the greater of 2% or $50 million of their gross revenues from the sale of military weapons, companies that derive any revenues from the manufacture of tobacco products, alcoholic beverages or gambling operations and companies that own or operate nuclear power plants.

The Investment Adviser seeks a correlation between the performance of the Fund, before expenses, and that of the KLD Index of 95% or better. A figure of 100% would indicate perfect correlation.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends.

The remaining 20% of the Fund's assets may be invested in stock index futures. Stock index futures contracts may be used to assist in seeking performance that corresponds to the performance of the KLD Index and/or to assist in managing cash flows into and out of the Fund. Presently, there are no stock index futures contracts on the KLD Index; however, the Fund may use futures on other indexes the Investment Adviser believes to be representative of securities contained in the KLD Index. Such other indexes may be comprised in part of securities that would not meet KLD's eligibility criteria for the KLD Index. The Fund may also invest in shares of index funds.

PRINCIPAL RISKS

[GRAPHIC]

There is no assurance that the Fund will achieve its investment objective. The Fund's share price and return will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.


COMMON STOCK. A principal risk of investing in the Fund is associated with its stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

INDEX INVESTING. Another risk of investing in the Fund arises from its operation as an index fund. As such, the adverse performance of a particular stock ordinarily will not result in the elimination of the stock from the Fund's portfolio. The Fund will remain invested in equity securities even when stock prices are generally falling. Ordinarily, the Investment Adviser will not sell the Fund's portfolio securities, except to reflect additions to or deletions from the securities that comprise the KLD Index, or as may be necessary to raise cash to pay Fund shareholders who sell Fund shares. In addition, the Fund may from time to time sell securities to realize losses for purposes of offsetting capital gains the Fund has realized.

The performance of the KLD Index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs which will be borne by the Fund (e.g., management fees, transfer agency and accounting costs).

The Fund's ability to correlate its performance, before expenses, with the performance of the KLD Index may be affected by, among other things, changes in securities markets, the manner in which the KLD Index is calculated, the timing of purchases and sales and the success of any statistical sampling utilized by the Investment Adviser. The Fund's ability to correlate its performance to that of the Index also depends to some extent on the size of the Fund's portfolio, the size of cash flows into and out of the Fund and differences between how and when the Fund and the KLD Index are valued. The Investment Adviser regularly monitors the correlation and, in the event the desired correlation is not achieved, the Investment Adviser will determine what additional investment changes may need to be made.

MEDIUM CAPITALIZATION COMPANIES. The KLD Index may include medium-sized companies which generally have market capitalizations greater than $1 billion but less than $5 billion. Investing in securities of these companies involves greater risk than is customarily associated with investing in more established companies. These companies' stocks may be more volatile and less liquid than the stocks of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market. Often medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

INDUSTRY CONCENTRATION. The KLD Index may, at any time, be concentrated in companies engaged in a particular industry and, therefore, the value of the Fund's shares may be significantly impacted by developments affecting that industry. For example, the Index is currently concentrated in the technology industry. As a result, the value of the Fund's shares may be substantially more volatile than share values of funds that do not invest in technology-oriented companies. The technology sector is a rapidly changing field, and stocks of these companies may be subject to more abrupt or erratic market movements than the stock market in general. The products and services of technology-oriented companies may be subject to rapid obsolescence as a result of greater competition, advancing technological developments, and changing market and consumer preferences. In addition, these companies may have limited product lines, markets or financial resources and the management of such companies may be more dependent upon one or a few key people. As a result, the securities of these companies may exhibit substantially greater price volatility than those of companies in other industries.

STOCK INDEX FUTURES. If the Fund invests in futures, its participation in these markets would subject the Fund's portfolio to certain risks. In particular, there may be a risk of imperfect correlation between the price of futures contracts and movements in the prices of the securities which comprise the KLD Index.

NON-DIVERSIFIED STATUS. The Fund is a "non-diversified" mutual fund and, as such, its investments are not required to meet certain diversification requirements under federal law. Compared with "diversified" funds, the Fund may invest a greater percentage of its assets in the securities of an individual corporation. Thus, the Fund's assets may be concentrated in fewer securities than other funds. A decline in the value of those investments would cause the Fund's overall value to decline to a greater degree.


OTHER RISKS. The performance of the Fund also will depend on whether or not the Investment Adviser is successful in applying the Fund's investment strategies. The Fund is also subject to other risks from its permissible investments, including the risks associated with index funds. For more information about these risks, see the "Additional Risk Information" section.


Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

[GRAPHIC]

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

[CHART]

ANNUAL TOTAL RETURNS--CALENDAR YEAR

2002        -23.93%
2003         28.52%
2004         10.32%
2005          3.99%

The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown.


During the periods shown in the bar chart, the highest return for a calendar quarter was 14.78% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -17.42% (quarter ended September 30, 2002).


[SIDENOTE]

ANNUAL TOTAL RETURNS

THIS CHART SHOWS HOW THE PERFORMANCE OF THE FUND'S CLASS B SHARES HAS VARIED FROM YEAR TO YEAR OVER THE PAST FOUR CALENDAR YEARS.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2005)



                                                                                             LIFE OF FUND
                                                                         PAST 1 YEAR       (SINCE 7/13/01)
Class A--Return Before Taxes                                                -0.62%              0.83%
Class B--Return Before Taxes                                                -1.01%              0.82%
         Return After Taxes on Distributions(1)                             -1.21%              0.67%
         Return After Taxes on Distributions and Sale of Fund Shares        -0.65%              0.62%
Class C--Return Before Taxes                                                 2.96%              1.27%
Class D--Return Before Taxes                                                 5.06%              2.27%
         KLD Large Cap Social(SM) Index(2)                                   5.49%              2.69%
         Lipper Large Cap Core Funds Index(3)                                5.72%              1.71%


(1) These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.

(2) The KLD Large Cap Social(SM) Index begins with the Russell 1000(R) Index. Companies on the KLD Large Cap Social(SM) Index are companies that pass KLD's multiple proprietary environmental and social screens. The Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.


(3) The Lipper Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.


Included in the table above are the after-tax returns for the Fund's Class B shares. The after-tax returns for the Fund's other Classes will vary from Class B shares' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

[SIDENOTE]

AVERAGE ANNUAL TOTAL RETURNS

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS WITH THOSE OF AN INDEX THAT REPRESENTS A BROAD MEASURE OF MARKET PERFORMANCE, AS WELL AS AN INDEX THAT REPRESENTS A GROUP OF SIMILAR MUTUAL FUNDS, OVER TIME. THE FUND'S RETURNS INCLUDE THE MAXIMUM APPLICABLE SALES CHARGE FOR EACH CLASS AND ASSUME YOU SOLD YOUR SHARES AT THE END OF EACH PERIOD (UNLESS OTHERWISE NOTED).

FEES AND EXPENSES

[GRAPHIC]

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares: Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The Fund does not charge account or exchange fees. However, certain shareholders may be charged an order processing fee by the broker-dealer through which shares are purchased, as described below. See the "Share Class Arrangements" section for further fee and expense information.


SHAREHOLDER FEES



                                                   CLASS A         CLASS B         CLASS C         CLASS D
Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)         5.25%(1)        None            None            None
Maximum deferred sales charge (load) (as a
percentage based on the lesser of the offering
price or net asset value at redemption)               None(2)         5.00%(3)        1.00%(4)        None
Redemption fee(5)                                     2.00%           2.00%           2.00%           2.00%



ANNUAL FUND OPERATING EXPENSES



                                                   CLASS A         CLASS B         CLASS C         CLASS D
Advisory fee(6)                                       0.12%           0.12%           0.12%           0.12%
Distribution and service (12b-1) fees(7)              0.22%           1.00%           1.00%           None
Other expenses(6)                                     0.28%           0.28%           0.28%           0.28%
Total annual Fund operating expenses                  0.62%           1.40%           1.40%           0.40%



(1)  Reduced for purchases of $25,000 and over.
(2) Investments that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within 18 months after purchase, except for certain specific circumstances.
(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.
(4)  Only applicable if you sell your shares within one year after purchase.
(5) Payable to the Fund on shares redeemed within seven days of purchase. The redemption fee is based on the redemption proceeds. See "Shareholder Information--How to Sell Shares" for more information on redemption fees.
(6) The expenses and fees disclosed above do not reflect that the Investment Adviser has agreed to continue to assume all operating expenses (except for brokerage and 12b-1 fees) and waive the compensation provided in its Investment Advisory Agreement until April 30, 2006 or until such time as the Fund has $50 million of net assets, whichever occurs first. Thereafter, the Investment Adviser has agreed under its Investment Advisory Agreement with the Fund to cap the Fund's operating expenses (except for brokerage and 12b-1 fees) by assuming the Fund's "other expenses" and/or waiving the Fund's advisory fees to the extent such operating expenses exceed 0.40% of the average daily net assets of the Fund on an annualized basis and will continue to do so on a permanent basis. The fees and expenses disclosed above reflect the assumption of such expenses and waiver of compensation by the Investment Adviser to the extent that such expenses and compensation on an annualized basis exceed 0.40% of the daily net assets of the Fund. For the year ended November 30, 2005, the Fund's expenses for Class A, Class B, Class C and Class D were 0.22%, 1.00%, 1.00% and 0.00%, respectively.
(7) The Fund has adopted a Rule 12b-1 Distribution Plan pursuant to which it reimburses the distributor for distribution-related expenses (including personal services to shareholders) incurred on behalf of Class A, Class B and Class C shares in an amount each month up to an annual rate of 0.25%, 1.00% and 1.00% of the average daily net assets of Class A, Class B and Class C shares, respectively.


[SIDENOTE]


SHAREHOLDER FEES

THESE FEES ARE PAID DIRECTLY FROM YOUR INVESTMENT.

ANNUAL FUND OPERATING EXPENSES

THESE EXPENSES ARE DEDUCTED FROM THE FUND'S ASSETS AND ARE BASED ON EXPENSES PAID FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2005.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions, depending upon whether or not you sell your shares at the end of each period.



                           IF YOU SOLD YOUR SHARES:                          IF YOU HELD YOUR SHARES:
                 ---------------------------------------------------------------------------------------------
                 1 YEAR      3 YEARS     5 YEARS     10 YEARS      1 YEAR     3 YEARS      5 YEARS    10 YEARS
Class A          $   585     $   713     $   853     $  1,259      $   585    $    713     $   853    $  1,259
Class B          $   643     $   743     $   966     $  1,466*     $   143    $    443     $   766    $  1,466
Class C          $   243     $   443     $   766     $  1,680      $   143    $    443     $   766    $  1,680
Class D          $    41     $   128     $   224     $    505      $    41    $    128     $   224    $    505



* Based on conversion to Class A shares eight years after the end of the calendar month in which the shares were purchased.


While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.

ORDER PROCESSING FEE. Morgan Stanley DW Inc. ("Morgan Stanley DW") charges clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of the Fund. Please consult your Morgan Stanley Financial Advisor for more information regarding this fee.

ADDITIONAL INVESTMENT STRATEGY INFORMATION

[GRAPHIC]


This section provides additional information relating to the Fund's investment strategies.


INDEX FUNDS. The Fund may invest up to 10% of its net assets in shares of various index funds that hold securities included in the KLD Index. Such index funds may be comprised in part of securities that would not meet KLD's eligibility criteria for the KLD Index. No more than 5% of the Fund's net assets will be invested in any one index fund.


The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations will generally not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings or reduce its borrowing, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

ADDITIONAL RISK INFORMATION

[GRAPHIC]


This section provides additional information relating to the risks of investing in the Fund.


INDEX FUNDS. Shares of index funds have many of the same risks as direct investments in common stocks. Their market value is expected to rise and fall as the underlying index rises and falls. If the Fund invests in shares of index funds, it would, in addition to its own expenses, indirectly bear its ratable share of the index fund's expenses.

PORTFOLIO HOLDINGS

[GRAPHIC]

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's STATEMENT OF ADDITIONAL INFORMATION.

FUND MANAGEMENT

[GRAPHIC]

The Fund has retained the Investment Adviser--Morgan Stanley Investment Advisors Inc.--to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.


The Fund is managed by members of the Systematic Active Equity team. The team consists of managers, analysts and traders. The current member of the team primarily responsible for the day-to-day management of the Fund's portfolio is Kevin Jung, an Executive Director of the Investment Adviser.

Mr. Jung has been associated with the Investment Adviser in an investment management capacity since September 1997 and joined the team managing the Fund in September 2003.

The Fund's STATEMENT OF ADDITIONAL INFORMATION provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

The composition of the team may change without notice from time to time.

The Fund pays the Investment Adviser a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Adviser. The fee is based on the Fund's average daily net assets. The Investment Adviser has agreed to continue to assume all operating expenses (except for brokerage and 12b-1 fees) and waive the compensation provided in its Investment Advisory Agreement until April 30, 2006 or until such time


[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.


THE INVESTMENT ADVISER IS WIDELY RECOGNIZED AS A LEADER IN THE MUTUAL FUND INDUSTRY AND HAD APPROXIMATELY $90 BILLION IN ASSETS UNDER MANAGEMENT OR ADMINISTRATION AS OF FEBRUARY 28, 2006.

as the Fund has $50 million of net assets, whichever occurs first. The Investment Adviser has agreed to assume all expenses (except for brokerage and 12b-1 fees) and to waive the compensation provided for in its Investment Advisory Agreement to the extent that such expenses and compensation on an annualized basis exceed 0.40% of the daily net assets of the Fund and will continue to do so on a permanent basis. Taking the waiver of expenses into account, for the fiscal year ended November 30, 2005, the Fund did not pay any compensation to the Investment Adviser.

A discussion regarding the basis for the Board of Trustees' approval of the Investment Advisory Agreement is available in the Fund's semi-annual report to shareholders for the period ended May 31, 2005.

Shareholder Information


On February 6, 2006, the Board of Trustees of the Fund approved a Plan of Liquidation and Dissolution, pursuant to which substantially all of the assets of the Fund would be liquidated, known liabilities of the Fund satisfied and the remaining proceeds distributed to the Fund's shareholders (the "Liquidation"). Any contingent deferred sales charge that would be applicable to a shareholder of the Fund's Class B or Class C shares will be waived with respect to the Liquidation. Since February 7, 2006, the Fund is no longer offering its shares, except for shares offered to existing clients of registered investment advisers who currently offer shares of the Fund in their discretionary asset allocation programs. The Liquidation is expected to occur on or about April 7, 2006.


PRICING FUND SHARES

[GRAPHIC]

The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees.


In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. To the extent the Fund invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended ("Investment Company Act"), the Fund's net asset value is calculated based upon the net asset value of such fund. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.


An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

HOW TO BUY SHARES

[GRAPHIC]

You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. The Fund's transfer agent, Morgan Stanley Trust ("Transfer Agent"), in its sole discretion, may allow you to purchase shares directly by calling and requesting an application.


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.


Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (plus any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases. We reserve the right to reject any order for the purchase of Fund shares for any reason.

ORDER PROCESSING FEE. Morgan Stanley DW charges clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of the Fund. Please consult your Morgan Stanley Financial Advisor for more information regarding this fee.

MINIMUM INVESTMENT AMOUNTS


                                                                              MINIMUM INVESTMENT
                                                                             --------------------
INVESTMENT OPTIONS                                                           INITIAL   ADDITIONAL
Regular Account                                                              $ 1,000   $      100
Individual Retirement Account                                                $ 1,000   $      100
Coverdell Education Savings Account                                          $   500   $      100
EASYINVEST(R)
(Automatically from your checking or savings account or Money Market Fund)   $   100*  $      100*


* Provided your schedule of investments totals $1,000 in 12 months.

[SIDENOTE]

CONTACTING A FINANCIAL ADVISOR

IF YOU ARE NEW TO THE MORGAN STANLEY FUNDS AND WOULD LIKE TO CONTACT A MORGAN STANLEY FINANCIAL ADVISOR, CALL TOLL-FREE 1-866-MORGAN8 FOR THE TELEPHONE NUMBER OF THE MORGAN STANLEY OFFICE NEAREST YOU. YOU MAY ALSO ACCESS OUR OFFICE LOCATOR ON OUR INTERNET SITE AT: www.morganstanley.com/funds

EASYINVEST(R)

A PURCHASE PLAN THAT ALLOWS YOU TO TRANSFER MONEY AUTOMATICALLY FROM YOUR CHECKING OR SAVINGS ACCOUNT OR FROM A MONEY MARKET FUND ON A SEMI-MONTHLY, MONTHLY OR QUARTERLY BASIS. CONTACT YOUR MORGAN STANLEY FINANCIAL ADVISOR FOR FURTHER INFORMATION ABOUT THIS SERVICE.

There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Adviser's mutual fund asset allocation program; (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services; (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code or (ii) certain other investment programs that do not charge an asset-based fee; (4) employer-sponsored employee benefit plan accounts; or (5) the reinvestment of dividends in additional Fund shares.

INVESTMENT OPTIONS FOR CERTAIN INSTITUTIONAL AND OTHER INVESTORS/CLASS D SHARES. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this PROSPECTUS.

SUBSEQUENT INVESTMENTS SENT DIRECTLY TO THE FUND. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

- Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).
- Make out a check for the total amount payable to: Morgan Stanley KLD Social Index Fund.
- Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey City, NJ 07303.


LIMITED PORTABILITY

[GRAPHIC]

Most Fund shareholders hold their shares with Morgan Stanley DW. Please note that your ability to transfer your Fund shares to a brokerage account at another securities dealer may be limited. Fund shares may only be transferred to accounts held at a limited number of securities dealers or financial intermediaries that have entered into agreements with the Fund's distributor. After a transfer, you may purchase additional shares of the Morgan Stanley Funds you owned before the transfer, but you may not be able to purchase shares of any other Morgan Stanley Funds or exchange shares of the Fund(s) you own for shares of other Morgan Stanley Funds (as described below under "How to Exchange Shares"). If you wish to transfer Fund shares to a securities dealer or other financial intermediary that has not entered into an agreement with the Fund's distributor, you may request that the securities dealer or financial intermediary maintain the shares in an account at the Transfer Agent registered in the name of such securities dealer or financial intermediary for your benefit. You may also hold your Fund shares in your own name directly with the Transfer Agent. Other options may also be available; please check with the respective securities dealer or financial intermediary. If you choose not to hold your shares with the Transfer Agent, either directly or through a securities dealer or other financial intermediary, you must redeem your shares and pay any applicable CDSC.


HOW TO EXCHANGE SHARES

[GRAPHIC]


PERMISSIBLE FUND EXCHANGES. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or the Limited Duration U.S. Treasury Trust, without the imposition of an exchange fee. Front-end sales charges are not imposed on exchanges of Class A shares. See the inside back cover of this PROSPECTUS for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund or Money Market Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's current prospectus for its designation.

The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase. An exchange of Fund shares held for less than seven days from the date of purchase will be subject to the 2% redemption fee described under the section "How to Sell Shares."

EXCHANGE PROCEDURES. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Transfer Agent and then write the Transfer Agent or call toll-free (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Morgan Stanley Financial Advisor or other authorized financial representative or by calling toll-free (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions, as described above, are received. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.


The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. See "Limitations on Exchanges." The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

TELEPHONE EXCHANGES. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.


Telephone instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.


MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

TAX CONSIDERATIONS OF EXCHANGES. If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund's shares--and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.


LIMITATIONS ON EXCHANGES. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund rejecting, limiting or prohibiting, at its sole discretion and without prior notice, additional purchases and/or exchanges and may result in a shareholder's account being closed. Determinations in this regard may be made based on the frequency or dollar amount of previous exchanges or purchase or sale transactions. The Fund reserves the right to reject an exchange request for any reason.

CDSC CALCULATIONS ON EXCHANGES. See the "Share Class Arrangements" section of this PROSPECTUS for a discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.


For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call toll-free (800) 869-NEWS.


HOW TO SELL SHARES

[GRAPHIC]

You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.


OPTIONS               PROCEDURES
CONTACT YOUR          To sell your shares, simply call your Morgan Stanley
FINANCIAL ADVISOR     Financial Advisor or other Financial authorized financial
                      representative. Payment will be sent to the address to
                      which the Advisor account is registered or deposited in
                      your brokerage account.

BY LETTER             You can also sell your shares by writing a "letter of
                      instruction" that includes:

                      - your account number;
                      - the name of the Fund;
                      - the dollar amount or the number of shares you wish to
                        sell;
                      - the Class of shares you wish to sell; and
                      - the signature of each owner as it appears on the
                        account.

                      If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Trust.
                      (You should contact Morgan Stanley Trust toll-free at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public CANNOT provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.

                      Mail the letter to Morgan Stanley Trust at P.O. Box 983,
                      Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.

                      A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.

SYSTEMATIC            If your investment in all of the Morgan Stanley Funds has
WITHDRAWAL PLAN       a total market value of at least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole
                      percentage of a fund's balance (provided the amount is at
                      least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000.
                      Each time you add a fund to the plan, you must meet the
                      plan requirements.

                      Amounts withdrawn are subject to any applicable CDSC. A
                      CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class
                      Arrangements" section of this PROSPECTUS.

                      To sign up for the systematic withdrawal plan, contact your Morgan Stanley Financial Advisor or call toll-free
                      (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.

PAYMENT FOR SOLD SHARES. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

ORDER PROCESSING FEE. Morgan Stanley DW charges clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of the Fund. Please consult your Morgan Stanley Financial Advisor for more information regarding this fee.

TAX CONSIDERATIONS. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this PROSPECTUS and consult your own tax professional about the tax consequences of a sale.

REINSTATEMENT PRIVILEGE. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.


INVOLUNTARY SALES. The Fund reserves the right, on 60 days' notice, to sell the shares of any shareholder (other than shares held in an Individual Retirement Account ("IRA") or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EASYINVEST(R), if after 12 months the shareholder has invested less than $1,000 in the account.


However, before the Fund sells your shares in this manner, we will notify you and allow you 60 days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.


REDEMPTION FEE. Fund shares redeemed within seven days of purchase will be subject to a 2% redemption fee, payable to the Fund. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. The redemption fee is not imposed on redemptions made: (i) through systematic withdrawal/exchange plans, (ii) through pre-approved asset allocation programs, (iii) of shares received by reinvesting income dividends or capital gain distributions, (iv) through certain collective trust funds or other pooled vehicles and (v) on behalf of advisory accounts where client allocations are solely at the discretion of the Morgan Stanley Investment Management investment team. The redemption fee is based on, and deducted from, the redemption proceeds. Each time you redeem or exchange shares, the shares held the longest will be redeemed or exchanged first.

The redemption fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries. Certain financial intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the Fund's redemption fee or may impose certain trading restrictions to deter market timing and frequent trading. If you invest in the Fund through a financial intermediary, please read that financial intermediary's materials carefully to learn about any other restrictions or fees that may apply.

DISTRIBUTIONS

[GRAPHIC]

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C shares because distribution fees that Class B and Class C shares pay are higher. Normally, income dividends are distributed to shareholders semi-annually. Capital gains, if any, are usually distributed in June and December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Morgan Stanley Financial Advisor or other authorized financial representative within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Transfer Agent at least five business days prior to the record date of the distributions.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

[GRAPHIC]

Frequent purchases and redemptions of Fund shares by Fund shareholders are referred to as "market-timing" or "short-term trading" and may present risks for other shareholders of the Fund, which may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund's portfolio, increased brokerage and administrative costs, incurring unwanted taxable gains and forcing the Fund to hold excess levels of cash.


In addition, the Fund is subject to the risk that market timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Fund's portfolio securities trade and the time as of which the Fund's net asset value is calculated ("time-zone arbitrage"). For example, a market timer may purchase shares of the Fund based on events occurring after foreign market closing prices are established, but before the Fund's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market timer would redeem the Fund's shares the next day when the Fund's share price would reflect the increased prices in foreign markets, for a quick profit at the expense of long-term Fund shareholders.

The Fund's policies with respect to valuing portfolio securities are described in "Shareholder Information--Pricing Portfolio Shares."


[SIDENOTE]

TARGETED DIVIDENDS(SM)

YOU MAY SELECT TO HAVE YOUR FUND DISTRIBUTIONS AUTOMATICALLY INVESTED IN OTHER CLASSES OF FUND SHARES OR CLASSES OF ANOTHER MORGAN STANLEY FUND THAT YOU OWN. CONTACT YOUR MORGAN STANLEY FINANCIAL ADVISOR FOR FURTHER INFORMATION ABOUT THIS SERVICE.

The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders and the Fund's Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions. The Fund's policies with respect to purchases, redemptions and exchanges of Fund shares are described in the "How to Buy Shares," "How to Exchange Shares" and "How to Sell Shares" sections of this PROSPECTUS. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts at intermediaries as described below, the Fund's policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment managers, broker-dealers, transfer agents and third party administrators, the Fund (i) has requested assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund's policies with respect to frequent purchases, redemptions and exchanges of Fund shares.

Omnibus accounts generally do not identify customers' trading activity to the Fund on an individual basis. Therefore, with respect to trades that occur through omnibus accounts at intermediaries, the Fund is currently limited in its ability to monitor trading activity or enforce the redemption fee with respect to customers of such intermediaries. The ability of the Fund to monitor exchanges made by the underlying shareholders in omnibus accounts, therefore, is severely limited. Consequently, the Fund must rely on the financial intermediary to monitor frequent short-term trading within the Fund by the financial intermediary's customers. Certain intermediaries may not have the ability to assess a redemption fee. There can be no assurance that the Fund will be able to eliminate all market-timing activities.


TAX CONSEQUENCES

[GRAPHIC]

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this PROSPECTUS is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

-  The Fund makes distributions; and
-  You sell Fund shares, including an exchange to another Morgan Stanley Fund.

TAXES ON DISTRIBUTIONS. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund. Under current law, a portion of the ordinary income dividends you receive may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

TAXES ON SALES. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares. A distribution you receive in connection with the Fund's liquidation will be treated as received in exchange for your shares. In general, any gain or loss you recognize will be capital gain or loss.

When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to federal backup withholding tax on taxable distributions and redemption proceeds (as of the date of this PROSPECTUS this rate is 28%). Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income.


SHARE CLASS ARRANGEMENTS

[GRAPHIC]

The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC--contingent deferred sales charge.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

The chart below compares the sales charge and the annual 12b-1 fees applicable to each Class:


CLASS   SALES CHARGE                                                                              MAXIMUM ANNUAL 12b-1 FEE
  A     Maximum 5.25% initial sales charge reduced for purchases of $25,000 or more; shares purchased without an initial sales charge are generally subject to a 1.00% CDSC if sold
        during the first 18 months                                                                          0.25%
  B     Maximum 5.00% CDSC during the first year decreasing to 0% after six years                           1.00%
  C     1.00% CDSC during the first year                                                                    1.00%
  D     None                                                                                                None



Certain shareholders may be eligible for reduced sales charges (i.e., breakpoint discounts), CDSC waivers and eligibility minimums. Please see the information for each Class set forth below for specific eligibility requirements. You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase shares directly through the Fund) at the time a purchase order (or in the case of Class B or C shares, a redemption order) is placed, that the purchase (or redemption) qualifies for a reduced sales charge (i.e., breakpoint discount), CDSC waiver or eligibility minimum. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge, CDSC waiver or eligibility minimum will not be granted if: (i) notification is not furnished at the time of order; or (ii) a review of the records of Morgan Stanley DW or other authorized dealer of Fund shares, or the Transfer Agent does not confirm your represented holdings.


In order to obtain a reduced sales charge (i.e., breakpoint discount) or to meet an eligibility minimum, it may be necessary at the time of purchase for you to inform your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase shares directly through the Fund) of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoints or eligibility minimums. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Fund or other Morgan Stanley Funds held in all related accounts described below at Morgan Stanley or by other authorized dealers, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met a sales load breakpoint or eligibility minimum. The Fund makes available, in a clear and prominent format, free of charge, on its web site, www.morganstanley.com, information regarding applicable sales loads, reduced sales charges (i.e., breakpoint discounts), sales load waivers and eligibility minimums. The web site includes hyperlinks that facilitate access to the information.


CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 5.25% of the public offering price. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a CDSC of 1.00% on sales made within 18 months after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution and shareholder services (12b-1) fee of up to 0.25% of the average daily net assets of the Class. The maximum annual 12b-1 fee payable by Class A shares is lower than the maximum annual 12b-1 fee payable by Class B or Class C shares.


The offering price of Class A shares includes a sales charge (expressed as a percentage of the public offering price) on a single transaction as shown in the following table:

                                                  FRONT-END SALES CHARGE
                                      ----------------------------------------------
AMOUNT OF                                 PERCENTAGE OF       APPROXIMATE PERCENTAGE
SINGLE TRANSACTION                    PUBLIC OFFERING PRICE   OF NET AMOUNT INVESTED
Less than $25,000                             5.25%                    5.54%
$25,000 but less than $50,000                 4.75%                    4.99%
$50,000 but less than $100,000                4.00%                    4.17%
$100,000 but less than $250,000               3.00%                    3.09%
$250,000 but less than $500,000               2.50%                    2.56%
$500,000 but less than $1 million             2.00%                    2.04%
$1 million and over                           0.00%                    0.00%

[SIDENOTE]

FRONT-END SALES CHARGE OR FSC

AN INITIAL SALES CHARGE YOU PAY WHEN PURCHASING CLASS A SHARES THAT IS BASED ON A PERCENTAGE OF THE OFFERING PRICE. THE PERCENTAGE DECLINES BASED UPON THE DOLLAR VALUE OF CLASS A SHARES YOU PURCHASE. WE OFFER THREE WAYS TO REDUCE YOUR CLASS A SALES CHARGES--THE COMBINED PURCHASE PRIVILEGE, RIGHT OF ACCUMULATION AND LETTER OF INTENT.

You may benefit from a reduced sales charge schedule (i.e., breakpoint discount) for purchases of Class A shares of the Fund, by combining, in a single transaction, your purchase with purchases of Class A shares of the Fund by the following related accounts:

-  A single account (including an individual, trust or fiduciary account).

- A family member account (limited to spouse, and children under the age of 21).

- Pension, profit sharing or other employee benefit plans of companies and their affiliates.

- Employer sponsored and individual retirement accounts (including IRAs, Keogh, 401(k), 403(b), 408(k) and 457(b) plans).

-  Tax-exempt organizations.
-  Groups organized for a purpose other than to buy mutual fund shares.


COMBINED PURCHASE PRIVILEGE. You will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund for any related account in a single transaction with purchases of any class of shares of other Morgan Stanley Multi-Class Funds for the related account or any other related account. For the purpose of this combined purchase privilege, a "related account" is:

- A single account (including an individual account, a joint account and a trust account established solely for the benefit of the individual).
- A family member account (limited to spouse, and children under the age of 21, but including trust accounts established solely for the benefit of a spouse, or children under the age of 21).
-  An IRA and single participant retirement account (such as a Keogh).
-  An UGMA/UTMA account.

RIGHT OF ACCUMULATION. You may benefit from a reduced sales charge if the cumulative net asset value of Class A Shares of the Fund purchased in a single transaction, together with the net asset value of all classes of shares of Morgan Stanley Multi-Class Funds (including shares of Morgan Stanley Non-Multi-Class Funds which resulted from an exchange from Morgan Stanley Multi-Class Funds) held in related accounts amounts to $25,000 or more. For the purposes of the rights of accumulation privilege, a related account is any one of the accounts listed under "Combined Purchase Privilege" above.

NOTIFICATION. You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase shares directly through the Fund) at the time a purchase order is placed, that the purchase qualifies for a reduced sales charge under any of the privileges discussed above. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW or other authorized dealer of Fund shares or the Transfer Agent does not confirm your represented holdings.

In order to obtain a reduced sales charge under any of the privileges discussed above, it may be necessary at the time of purchase for you to inform your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase shares directly through the Fund) of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoint and/or right of accumulation threshold. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Fund or other Morgan Stanley Funds held in all related accounts described above at Morgan Stanley or by other authorized dealers, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met the sales load breakpoint and/or right of accumulation threshold. The Fund makes available, in a clear and prominent format, free of charge, on its web site, www.morganstanley.com, information regarding applicable sales loads and reduced sales charges (i.e., breakpoint discounts). The web site includes hyperlinks that facilitate access to the information.

LETTER OF INTENT. The above schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds within a 13-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. The Letter of Intent does not preclude the Fund (or any other Multi-Class Fund) from discontinuing sales of its shares. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the historical cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You may combine purchases and exchanges by family members (limited to spouse, and children under the age of 21) during the periods referenced in (1) and (2) above. You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent and any financial intermediaries may not maintain this information. You can obtain a Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling toll-free (800) 869-NEWS. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. Shares acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.


OTHER SALES CHARGE WAIVERS. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:

- A trust for which a banking affiliate of the Investment Adviser provides discretionary trustee services.
- Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor, pursuant to which they pay an asset based fee for investment advisory, administrative and/or brokerage services.
- Qualified state tuition plans described in Section 529 of the Internal Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.
- Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Solutions ("Morgan Stanley Eligible Plans").
- A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.
- Insurance company separate accounts that have been approved by the Fund's distributor.

- Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.
- Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

YEAR SINCE PURCHASE PAYMENT MADE   CDSC AS A PERCENTAGE OF AMOUNT REDEEMED
First                                                5.0%
Second                                               4.0%
Third                                                3.0%
Fourth                                               2.0%
Fifth                                                2.0%
Sixth                                                1.0%
Seventh and thereafter                               None


The CDSC is assessed on an amount equal to the lesser of the then market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In determining whether a CDSC applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholders Fund account that are not subject to a CDSC, followed by shares held the longest in the shareholder's account.

Broker-dealers or other financial intermediaries may impose a limit on the dollar value of a Class B share purchase order that they will accept. For example, a Morgan Stanley Financial Advisor generally will not accept purchase orders for Class B shares that in the aggregate amount to $25,000 or more. You should discuss with your financial advisor which share class is most appropriate for you, based on the size of your investment, your expected time horizon for holding the shares and other factors, bearing in mind the availability of reduced sales loads on Class A share purchases of $25,000 or more and for existing shareholders who hold over $25,000 in Morgan Stanley Funds.


CDSC WAIVERS. A CDSC, if otherwise applicable, will be waived in the case of:

- Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your individual name or in the names of you and your spouse as joint tenants with right of survivorship; (ii) registered in the name of a trust of which (a) you are the settlor and that is revocable by you (i.e., a "living trust") or (b) you and your spouse are the settlors and that is revocable by you or your spouse (i.e., a "joint living trust"); or (iii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account; provided in each case that the sale is requested within one year after your death or initial determination of disability.
- Sales in connection with the following retirement plan "distributions": (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2);

[SIDENOTE]

CONTINGENT DEFERRED SALES CHARGE OR CDSC

A FEE YOU PAY WHEN YOU SELL SHARES OF CERTAIN MORGAN STANLEY FUNDS PURCHASED WITHOUT AN INITIAL SALES CHARGE. THIS FEE DECLINES THE LONGER YOU HOLD YOUR SHARES AS SET FORTH IN THE TABLE.

   (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).
- Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.
- Sales of shares purchased prior to April 1, 2004 or acquired in exchange for shares purchased prior to April 1, 2004, if you simultaneously invest the proceeds from such sale in the Investment Adviser's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares acquired in connection with the Investment Adviser's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.


All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Morgan Stanley Financial Advisor or other authorized financial representative or call toll-free (800) 869-NEWS.

DISTRIBUTION FEE. Class B shares are subject to an annual distribution and shareholder services (12b-1) fee of up to 1.00% of the lesser of: (a) the average daily aggregate gross purchases by all shareholders of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares sold by all shareholders since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B shares. The maximum annual 12b-1 fee payable by Class B shares is higher than the maximum annual 12b-1 fee payable by Class A shares.

CONVERSION FEATURE. After eight years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The eight-year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the eight-year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis.


In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.

If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund or the Limited Duration U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

EXCHANGING SHARES SUBJECT TO A CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does NOT charge a CDSC WILL NOT BE COUNTED. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.


For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two-year holding period--one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one-year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the 12b-1 fees, if any, you paid on those shares while in that fund up to the amount of any applicable CDSC.


In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.


CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.00% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares.

Brokers, dealers or other financial intermediaries may impose a limit on the dollar value of a Class C share purchase order that they will accept. For example, a Morgan Stanley Financial Advisor generally will not accept purchase orders for Class C shares that in the aggregate amount to $250,000 or more. You should discuss with your financial advisor which share class is most appropriate for you based on the size of your investment, your expected time horizon for holding the shares and other factors, bearing in mind the availability of reduced sales loads on Class A share purchases of $25,000 or more and for existing shareholders who hold over $25,000 in Morgan Stanley Funds.

DISTRIBUTION FEE. Class C shares are subject to an annual distribution and shareholder services (12b-1) fee of up to 1.00% of the average daily net assets of that Class. The maximum annual 12b-1 fee payable by Class C shares is higher than the maximum annual 12b-1 fee payable by Class A shares. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution and shareholder services (12b-1) fees applicable to Class C shares for as long as the investor owns such shares.

CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution and shareholder services (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following categories of investors:


- Investors participating in the Investment Adviser's or an affiliate's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.
- Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two Classes.
- Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.
- Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.
- Certain unit investment trusts sponsored by Morgan Stanley DW or its affiliates.
- Certain other open-end investment companies whose shares are distributed by the Fund's distributor.
- Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.
- The Investment Adviser and its affiliates with respect to shares held in connection with certain deferred compensation programs established for their employees.


A purchase order that meets the requirements for investment in Class D shares can be made only in Class D shares.


Class D shares are not offered for investments made through Section 529 plans, donor-advised charitable gift funds and insurance company separate accounts (regardless of the size of the investment).

MEETING CLASS D ELIGIBILITY MINIMUMS. To meet the $5 million ($25 million for Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares. Shareholders cannot combine purchases made by family members or a shareholder's other related accounts in a single transaction for purposes of meeting the $5 million initial investment minimum requirement to qualify to purchase Class D shares.

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.


PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act with respect to the Class A, Class B and Class C shares. (Class D shares are offered without any 12b-1 fee.) The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and reduce your return in these Classes and may cost you more than paying other types of sales charges.

ADDITIONAL INFORMATION

[GRAPHIC]

The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's STATEMENT OF ADDITIONAL INFORMATION.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).


This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION from the Fund's annual report, which is available upon request.


CLASS A SHARES

                                                                                                     FOR THE PERIOD
                                                                                                     JULY 13, 2001*
                                                                                                         THROUGH
FOR THE YEAR ENDED NOVEMBER 30,                       2005        2004        2003        2002      NOVEMBER 30, 2001
SELECTED PER SHARE DATA:
Net asset value, beginning of period                $   9.75    $   8.88    $   7.73    $   9.39    $           10.00
                                                    --------    --------    --------    --------    -----------------
Income (loss) from investment operations:
  Net investment income++                               0.15        0.15        0.10        0.09                 0.03
  Net realized and unrealized gain (loss)               0.78        0.80        1.17       (1.70)               (0.64)
                                                    --------    --------    --------    --------    -----------------
Total income (loss) from investment operations          0.93        0.95        1.27       (1.61)               (0.61)
                                                    --------    --------    --------    --------    -----------------
Less dividends from net investment income              (0.14)      (0.08)      (0.12)      (0.05)                  --
                                                    --------    --------    --------    --------    -----------------
Net asset value, end of period                      $  10.54    $   9.75    $   8.88    $   7.73    $            9.39
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                           9.59%      10.81%      16.72%     (17.25)%              (6.10)%(1)
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(3)(4):
Expenses                                                0.22%       0.23%       0.20%       0.24%                0.25%(2)
Net investment income                                   1.49%       1.61%       1.29%       1.01%                0.85%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands             $  4,250    $  2,384    $  2,103    $    756    $             329
Portfolio turnover rate                                    1%         10%         24%         13%                   3%(1)

*   Commencement of operations.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.
(4) If the Fund had borne all its expenses that were reimbursed or waived by the Investment Adviser and Administrator, the annualized expense and net investment loss ratios would have been as follows:

                                      EXPENSE   NET INVESTMENT
                    PERIOD ENDED       RATIO      LOSS RATIO
                  -----------------   -------   --------------
                  NOVEMBER 30, 2005    2.58%        (0.87)%
                  NOVEMBER 30, 2004    2.76         (0.92)
                  NOVEMBER 30, 2003    2.14         (0.65)
                  NOVEMBER 30, 2002    2.14         (0.89)
                  NOVEMBER 30, 2001    2.35         (1.25)

CLASS B SHARES

                                                                                                     FOR THE PERIOD
                                                                                                     JULY 13, 2001*
                                                                                                         THROUGH
FOR THE YEAR ENDED NOVEMBER 30,                       2005        2004        2003        2002      NOVEMBER 30, 2001
SELECTED PER SHARE DATA:
Net asset value, beginning of period                $   9.67    $   8.82    $   7.68    $   9.36    $           10.00
                                                    --------    --------    --------    --------    -----------------
Income (loss) from investment operations:
  Net investment income++                               0.07        0.08        0.04        0.02                 0.00
  Net realized and unrealized gain (loss)               0.77        0.80        1.16       (1.69)               (0.64)
                                                    --------    --------    --------    --------    -----------------
Total income (loss) from investment operations          0.84        0.88        1.20       (1.67)               (0.64)
                                                    --------    --------    --------    --------    -----------------
Less dividends from net investment income              (0.07)      (0.03)      (0.06)      (0.01)                  --
                                                    --------    --------    --------    --------    -----------------
Net asset value, end of period                      $  10.44    $   9.67    $   8.82    $   7.68    $            9.36
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                           8.72%       9.97%      15.75%     (17.90)%              (6.40)%(1)
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(3)(4):
Expenses                                                1.00%       1.00%       1.00%       1.00%                1.00%(2)
Net investment income                                   0.71%       0.84%       0.49%       0.25%                0.10%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands             $  9,151    $ 10,799    $  8,547    $  5,670    $           4,413
Portfolio turnover rate                                    1%         10%         24%         13%                   3%(1)

*   Commencement of operations.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.
(4) If the Fund had borne all its expenses that were reimbursed or waived by the Investment Adviser and Administrator, the annualized expense and net investment loss ratios would have been as follows:

                                      EXPENSE   NET INVESTMENT
                    PERIOD ENDED       RATIO      LOSS RATIO
                  -----------------   -------   --------------
                  NOVEMBER 30, 2005    3.36%        (1.65)%
                  NOVEMBER 30, 2004    3.53         (1.69)
                  NOVEMBER 30, 2003    2.94         (1.45)
                  NOVEMBER 30, 2002    2.90         (1.65)
                  NOVEMBER 30, 2001    3.10         (2.00)

CLASS C SHARES

                                                                                                     FOR THE PERIOD
                                                                                                     JULY 13, 2001*
                                                                                                         THROUGH
FOR THE YEAR ENDED NOVEMBER 30,                       2005        2004        2003        2002      NOVEMBER 30, 2001
SELECTED PER SHARE DATA:
Net asset value, beginning of period                $   9.65    $   8.79    $   7.66    $   9.36    $           10.00
                                                    --------    --------    --------    --------    -----------------
Income (loss) from investment operations:
  Net investment income++                               0.07        0.09        0.04        0.02                 0.00
  Net realized and unrealized gain (loss)               0.76        0.80        1.16       (1.69)               (0.64)
                                                    --------    --------    --------    --------    -----------------
Total income (loss) from investment operations          0.83        0.89        1.20       (1.67)               (0.64)
                                                    --------    --------    --------    --------    -----------------
Less dividends from net investment income              (0.08)      (0.03)      (0.07)      (0.03)                  --
                                                    --------    --------    --------    --------    -----------------
Net asset value, end of period                      $  10.40    $   9.65    $   8.79    $   7.66    $            9.36
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                           8.69%      10.12%      15.81%     (17.92)%              (6.40)%(1)
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(3)(4):
Expenses                                                1.00%       0.93%       1.00%       1.00%                1.00%(2)
Net investment income                                   0.71%       0.91%       0.49%       0.25%                0.10%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands             $  2,950    $  2,334    $  1,503    $    980    $             544
Portfolio turnover rate                                    1%         10%         24%         13%                   3%(1)

*   Commencement of operations.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.
(4) If the Fund had borne all its expenses that were reimbursed or waived by the Investment Adviser and Administrator, the annualized expense and net investment loss ratios would have been as follows:

                                      EXPENSE   NET INVESTMENT
                    PERIOD ENDED       RATIO      LOSS RATIO
                  -----------------   -------   --------------
                  NOVEMBER 30, 2005    3.36%        (1.65)%
                  NOVEMBER 30, 2004    3.46         (1.62)
                  NOVEMBER 30, 2003    2.94         (1.45)
                  NOVEMBER 30, 2002    2.90         (1.65)
                  NOVEMBER 30, 2001    3.10         (2.00)

CLASS D SHARES

                                                                                                     FOR THE PERIOD
                                                                                                     JULY 13, 2001*
                                                                                                         THROUGH
FOR THE YEAR ENDED NOVEMBER 30,                       2005        2004        2003        2002      NOVEMBER 30, 2001
SELECTED PER SHARE DATA:
Net asset value, beginning of period                $   9.78    $   8.90    $   7.74    $   9.40    $           10.00
                                                    --------    --------    --------    --------    -----------------
Income (loss) from investment operations:
  Net investment income++                               0.17        0.17        0.12        0.11                 0.04
  Net realized and unrealized gain (loss)               0.78        0.80        1.17       (1.71)               (0.64)
                                                    --------    --------    --------    --------    -----------------
Total income (loss) from investment operations          0.95        0.97        1.29       (1.60)               (0.60)
                                                    --------    --------    --------    --------    -----------------
Less dividends from net investment income              (0.16)      (0.09)      (0.13)      (0.06)                  --
                                                    --------    --------    --------    --------    -----------------
Net asset value, end of period                      $  10.57    $   9.78    $   8.90    $   7.74    $            9.40
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                           9.80%      11.04%      17.05%     (17.17)%              (6.00)%(1)
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(3)(4):
Expenses                                                0.00%       0.00%       0.00%       0.00%                0.00%(2)
Net investment income                                   1.71%       1.84%       1.49%       1.25%                1.10%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands             $  4,875    $  4,182    $  2,805    $  4,419    $          13,634
Portfolio turnover rate                                    1%         10%         24%         13%                   3%(1)

*   Commencement of operations.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.
(4) If the Fund had borne all its expenses that were reimbursed or waived by the Investment Adviser and Administrator, the annualized expense and net investment loss ratios would have been as follows:

                                      EXPENSE   NET INVESTMENT
                    PERIOD ENDED       RATIO      LOSS RATIO
                  -----------------   -------   --------------
                  NOVEMBER 30, 2005    2.36%        (0.65)%
                  NOVEMBER 30, 2004    2.53         (0.69)
                  NOVEMBER 30, 2003    1.94         (0.45)
                  NOVEMBER 30, 2002    1.90         (0.65)
                  NOVEMBER 30, 2001    2.10         (1.00)

Notes

Morgan Stanley Funds

EQUITY

BLEND/CORE


Dividend Growth Securities
Multi-Asset Class Fund

Total Return Trust


DOMESTIC HYBRID


Allocator Fund
Balanced Growth Fund
Balanced Income Fund
Income Builder Fund
Strategist Fund

GLOBAL/INTERNATIONAL

European Equity Fund
Global Advantage Fund
Global Dividend Growth Securities
International Fund
International SmallCap Fund
International Value Equity Fund
Japan Fund
Pacific Growth Fund

GROWTH

Aggressive Equity Fund
American Opportunities Fund
Capital Opportunities Trust
Developing Growth Securities Trust
Growth Fund
Special Growth Fund

INDEX

Equally-Weighted S&P 500 Fund
KLD Social Index Fund
Nasdaq-100 Index Fund
S&P 500 Index Fund
Total Market Index Fund

SPECIALTY

Biotechnology Fund
Convertible Securities Trust
Financial Services Trust
Global Utilities Fund
Health Sciences Trust
Information Fund
Natural Resource Development Securities
Real Estate Fund
Utilities Fund

VALUE


Fundamental Value Fund

Mid-Cap Value Fund
Small-Mid Special Value Fund
Special Value Fund
Value Fund

FIXED INCOME

TAXABLE SHORT TERM

Limited Duration Fund*+
Limited Duration U.S. Treasury Trust*

TAXABLE INTERMEDIATE TERM


Flexible Income Trust

High Yield Securities

Income Trust
Mortgage Securities Trust

U.S. Government Securities Trust

TAX-FREE

California Tax-Free Income Fund
Limited Term Municipal Trust*+
New York Tax-Free Income Fund
Tax-Exempt Securities Trust

MONEY MARKET*

TAXABLE

Liquid Asset Fund
U.S. Government Money Market

TAX-FREE

California Tax-Free Daily Income Trust
New York Municipal Money Market Trust
Tax-Free Daily Income Trust

There may be funds created or terminated after this PROSPECTUS was published. Please consult the inside back cover of a new fund's prospectus for its designations, e.g. Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Fund is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple classes of shares.

* Single-Class Fund(s)

+ No-Load (Mutual) Funds

Additional information about the Fund's investments is available in the Fund's ANNUAL and SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/funds.


You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site.


Information about the Fund (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0120.


TICKER SYMBOLS:

CLASS A:       SIXAX
CLASS B:       SIXBX
CLASS C:       SIXCX
CLASS D:       SIXDX

(The Fund's Investment Company Act File No. is 811-10353)

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Distributors Inc., member NASD.


(C) 2006 Morgan Stanley


[MORGAN STANLEY LOGO]

CLF# 39908PRO-00

[GRAPHIC]

                                                            MORGAN STANLEY FUNDS

                                                                  MORGAN STANLEY
                                                           KLD SOCIAL INDEX FUND


                                                                     39908 03/06



[MORGAN STANLEY LOGO]

                                                                      PROSPECTUS

                                                                  MARCH 30, 2006

STATEMENT OF ADDITIONAL INFORMATION


MARCH 30, 2006


MORGAN STANLEY KLD
SOCIAL INDEX FUND


     This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus. The PROSPECTUS (dated March 30, 2006) for Morgan Stanley KLD Social Index Fund may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.

     The Fund's audited financial statements for the fiscal year ended November 30, 2005, including notes thereto and the report of Deloitte & Touche LLP, are herein incorporated by reference from the Fund's annual report. A copy of the Fund's ANNUAL REPORT TO SHAREHOLDERS must accompany the delivery of this STATEMENT OF ADDITIONAL INFORMATION.


Morgan Stanley
KLD Social Index Fund
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

TABLE OF CONTENTS


   I.   Fund History                                                          4
  II.   Description of the Fund and Its Investments and Risks                 4
        A. Classification                                                     4
        B. Investment Strategies and Risks                                    4
        C. Fund Policies/Investment Restrictions                              8
        D. Disclosure of Portfolio Holdings                                   9
 III.   Management of the Fund                                               13
        A. Board of Trustees                                                 13
        B. Management Information                                            13
        C. Compensation                                                      20
  IV.   Control Persons and Principal Holders of Securities                  22
   V.   Investment Advisory and Other Services                               22
        A. Investment Adviser and Administrator                              22
        B. Principal Underwriter                                             23
        C. Services Provided by the Investment Adviser and Administrator     24
        D. Dealer Reallowances                                               25
        E. Rule 12b-1 Plan                                                   25
        F. Other Service Providers                                           28
        G. Fund Management                                                   28
        H. Codes of Ethics                                                   29
        I. Proxy Voting Policy and Proxy Voting Record                       29
        J. Revenue Sharing                                                   30
  VI.   Brokerage Allocation and Other Practices                             31
        A. Brokerage Transactions                                            31
        B. Commissions                                                       31
        C. Brokerage Selection                                               31
        D. Directed Brokerage                                                32
        E. Regular Broker-Dealers                                            32
 VII.   Capital Stock and Other Securities                                   32
VIII.   Purchase, Redemption and Pricing of Shares                           33
        A. Purchase/Redemption of Shares                                     33
        B. Offering Price                                                    34
  IX.   Taxation of the Fund and Shareholders                                35
   X.   Underwriters                                                         37
  XI.   Performance Data                                                     37
 XII.   Financial Statements                                                 38
XIII.   Fund Counsel                                                         38
Appendix A -- Proxy Voting Policy and Proxy Voting Record                   A-1

GLOSSARY OF SELECTED DEFINED TERMS

     The terms defined in this glossary are frequently used in this STATEMENT OF ADDITIONAL INFORMATION (other terms used occasionally are defined in the text of the document).

     "ADMINISTRATOR" OR "MORGAN STANLEY SERVICES"-- Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

     "CUSTODIAN"-- The Bank of New York.

     "DISTRIBUTOR"-- Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "FINANCIAL ADVISORS" -- Morgan Stanley authorized financial services representatives.

     "FUND" -- Morgan Stanley KLD Social Index Fund, a registered open-end investment company.

     "INDEPENDENT TRUSTEES" -- Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended ("Investment Company Act")) of the Fund.

     "INVESTMENT ADVISER"-- Morgan Stanley Investment Advisors Inc., a wholly-owned investment adviser subsidiary of Morgan Stanley.

     "MORGAN STANLEY & CO."-- Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "MORGAN STANLEY DW"-- Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "MORGAN STANLEY FUNDS" -- Registered investment companies for which the Investment Adviser serves as the investment adviser and that hold themselves out to investors as related companies for investment and investor services.

     "TRANSFER AGENT" -- Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

     "TRUSTEES"-- The Board of Trustees of the Fund.

I. FUND HISTORY

     The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on April 6, 2001.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

A. CLASSIFICATION

     The Fund is an open-end, non-diversified management investment company whose investment objective is to seek to provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of the KLD Large Cap Social(SM) Index (the "KLD Index").

B. INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's PROSPECTUS titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information" and "Additional Risk Information."

     ADDITIONAL INFORMATION CONCERNING THE KLD INDEX. The Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with KLD Research & Analytics, Inc. ("KLD"). KLD is not responsible for and has not reviewed the Fund nor any associated literature or publications and KLD makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

     KLD reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the KLD Index. KLD has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the KLD Index.

     KLD's publication of the KLD Index in no way suggests or implies an opinion by KLD, as to the attractiveness or appropriateness of investments in any or all securities upon which the KLD Index is based. KLD MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE KLD INDEX OR ANY DATA INCLUDED IN THE KLD INDEX. KLD MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE KLD INDEX OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE KLD INDEX. KLD MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE KLD INDEX OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

     STOCK INDEX FUTURES CONTRACT TRANSACTIONS. The Fund may invest in stock index futures.

     A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

     Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

     MARGIN. If the Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Fund may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.

     OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.

     The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

     LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Commodity Futures Trading Commission recently eliminated limitations on futures trading by certain regulated entities, including registered investment companies' and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment adviser to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Fund, the Investment Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA"). Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon except as set forth in the Fund's PROSPECTUS or STATEMENT OF ADDITIONAL INFORMATION. There is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.

     RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which the Fund seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market movement trends by the Investment Adviser may still not result in a successful hedging transaction.

     There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.

     Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal to the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

     If the Fund maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

     In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

     MONEY MARKET SECURITIES. The Fund may invest in various money market securities for cash management purposes, which among others may include commercial paper, bankers' acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:

     U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

     BANK OBLIGATIONS. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

     EURODOLLAR CERTIFICATES OF DEPOSIT. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

     OBLIGATIONS OF SAVINGS INSTITUTIONS. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

     FULLY INSURED CERTIFICATES OF DEPOSIT. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 15% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

     COMMERCIAL PAPER. Commercial paper rated within the two highest grades by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and


     REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Adviser. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.

     INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS. Real Estate Investment Trusts ("REITs") pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs, or Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.

     A shareholder in the Fund, by investing in REITs indirectly through the Fund, will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or its failure to maintain exemption from registration under the Investment Company Act.

     LOANS OF PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers, banks and other institutional investors. By lending its portfolio securities, the Fund attempts to increase its net investment income through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund employs an agent to implement the securities lending program and the agent receives a fee from the Fund for its services. The Fund will not lend more than 33 1/3% of the value of its total assets.

     The Fund may lend its portfolio securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act or the Rules and Regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned;
(ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to market" on a daily basis); (iii) the loan be made subject to termination by the Fund at any time; and (iv) the Fund receive a reasonable return on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. In addition, voting rights may pass with the loaned securities, but the Fund will retain the right to call any security in anticipation of a vote that the Investment Adviser deems material to the security on loan.

     There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater for foreign securities. However, loans will be made only to borrowers deemed by the Investment Adviser to be creditworthy and when, in the judgement of the Investment Adviser, the income which can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Trustees. The Fund also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.


C. FUND POLICIES/INVESTMENT RESTRICTIONS


     The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment, except in the case of borrowing and investments in illiquid securities; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio, except in the case of borrowing and investments in illiquid securities;


The Fund will:

     1. Seek to provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of the KLD Large Cap Social(SM) Index.

The Fund MAY not:

     1. Invest 25% or more of the value of its total assets in securities of issuers in any one industry, except that to the extent the KLD Index is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry. This restriction does not apply to obligations issued or guaranteed by the United States government, its agencies or instrumentalities.

     2. Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

     3. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

     4. Issue senior securities as defined in the Investment Company Act except insofar as the Fund may be deemed to have issued a senior security by reason of
(a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling any futures contracts; (d) borrowing money; or (e) lending portfolio securities.

     5. Make loans of money or securities, except: (a) by the purchase of portfolio securities; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities.

     6. Purchase or sell commodities or commodities contracts except that the Fund may purchase or sell futures contracts or options thereon.


     7. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act, in disposing of a portfolio security.


     In addition, as a non-fundamental policy, the Fund may not invest in other investment companies in reliance on Section 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the Investment Company Act.

     Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

D. DISCLOSURE OF PORTFOLIO HOLDINGS

     The Fund's Board of Trustees and the Investment Adviser have adopted policies and procedures regarding disclosure of portfolio holdings (the "Policy"). Pursuant to the Policy, the Investment Adviser may disclose information concerning Fund portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Fund's and the Investment Adviser's fiduciary duties to Fund shareholders. The Investment Adviser may not receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Fund. Consideration includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Investment Adviser or by any affiliated person of the Investment Adviser. Non-public information concerning portfolio holdings may be divulged to third parties only when the Fund has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality. Under no circumstances shall current or prospective Fund shareholders receive non-public portfolio holdings information, except as described below.

     The Fund makes available on its public website the following portfolio holdings information:

     - Complete portfolio holdings information quarterly on a calendar quarter basis with a minimum 30 calendar day lag;


     - Top 10 (or top 15) holdings monthly with a minimum 15 business day lag.

     The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its semiannual and annual reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.


     All other portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above, is non-public information for purposes of the Policy.

     The Fund may make selective disclosure of non-public portfolio holdings. Third parties eligible to receive such disclosures include, fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers, provided that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information. Non-public portfolio holdings information may not be disclosed to a third party unless and until the arrangement has been reviewed and approved pursuant to the requirements set forth in the Policy. Subject to the terms and conditions of any agreement between the Investment Adviser or the Fund and the third party recipient, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply (unless otherwise indicated below).


     The Investment Adviser may provide interest lists to broker-dealers who execute securities transactions for the Fund without entering into a nondisclosure agreement with the broker-dealers, provided that the interest list satisfies all of the following criteria: (1) the interest list must contain only the CUSIP numbers and/or ticker symbols of securities held in all registered management investment companies advised by the Investment Adviser or any affiliate of the Investment Adviser (the "MSIM Funds") on an aggregate, rather than a fund-by-fund basis; (2) the interest list must not contain information about the number or value of shares owned by a specified MSIM Fund; (3) the interest list may identify the investment strategy, but not the particular MSIM Funds, to which the list relates; and (4) the interest list may not identify the portfolio manager or team members responsible for managing the MSIM Funds.

     Fund shareholders may elect in some circumstances to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. Under such circumstances, Fund shareholders may receive a complete listing of the holdings of the Fund up to seven calendar days prior to making the redemption request provided that they represent orally or in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.


     The Fund may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Additionally, any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

     The Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

     The Investment Adviser and/or the Fund have entered into ongoing arrangements to make available public and/or non-public information about the Fund's portfolio securities. Provided that the recipient of the information falls into one or more of the categories listed below, and the recipient has entered into a nondisclosure agreement with the Fund, or owes a duty of trust or confidence to the Investment Adviser or the Fund, the recipient may receive portfolio holdings information pursuant to such agreement without obtaining pre-approval from either the Portfolio Holdings Review Committee ("PHRC") or the Fund's Board of Trustees. In all such instances, however, the PHRC will be responsible for reporting to the Fund's Board of Trustees, or designated Committee thereof, material information concerning the ongoing arrangements at each Board's next regularly scheduled Board meeting. Categories of parties eligible to receive information pursuant to such ongoing arrangements include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers.

     The Investment Adviser and/or the Fund currently have entered into ongoing arrangements with the following parties:


NAME                                 INFORMATION DISCLOSED                 FREQUENCY(1)                       LAG TIME
------------------------------   ------------------------------   ------------------------------   ------------------------------
SERVICE PROVIDERS

Institutional Shareholder        Complete portfolio holdings      Twice a month                                 (2)
  Services (ISS) (proxy voting
  agent)(*)

FT Interactive Data Pricing      Complete portfolio holdings      As needed                                     (2)
  Service Provider(*)

Morgan Stanley Trust(*)          Complete portfolio holdings      As needed                                     (2)

The Bank of New York(*)          Complete portfolio holdings      As needed                                     (2)

FUND RATING AGENCIES

Lipper(*)                        Top Ten and Complete portfolio   Monthly basis                    Approximately 15 days after
                                 holdings                                                          quarter end and approximately
                                                                                                   30 days after quarter end

Morningstar(**)                  Top Ten and Complete portfolio   Quarterly basis                  Approximately 30 days after
                                 holdings                                                          quarter end and approximately
                                                                                                   30 days after quarter end

Standard & Poor's(*)             Top Ten and Complete portfolio   Quarterly basis                  Approximately 15 day lag
                                 holdings

Investment Company               Top Ten portfolio holdings       Quarterly basis                  Approximately 15 days after
Institute(**)                                                                                      quarter end

NAME                                 INFORMATION DISCLOSED                 FREQUENCY(1)                       LAG TIME
------------------------------   ------------------------------   ------------------------------   ------------------------------
CONSULTANTS AND ANALYSTS

Americh Massena & Associates,    Top Ten and Complete portfolio   Quarterly basis(5)               Approximately 10-12 days after
  Inc.(*)                        holdings                                                          quarter end

Bloomberg(**)                    Complete portfolio holdings      Quarterly basis                  Approximately 30 days after
                                                                                                   quarter end

Callan Associates(*)             Top Ten and Complete portfolio   Monthly and quarterly basis,     Approximately 10-12 days after
                                 holdings                         respectively(5)                  month/quarter end

Cambridge Associates(*)          Top Ten and Complete portfolio   Quarterly basis(5)               Approximately 10-12 days after
                                 holdings                                                          quarter end

Citigroup(*)                     Complete portfolio holdings      Quarterly basis(5)               At least one day after quarter
                                                                                                   end

CTC Consulting, Inc.(**)         Top Ten and Complete portfolio   Quarterly basis                  Approximately 15 days after
                                 holdings                                                          quarter end and approximately
                                                                                                   30 days after quarter end,
                                                                                                   respectively

Evaluation Associates(*)         Top Ten and Complete portfolio   Monthly and quarterly basis,     Approximately 10-12 days after
                                 holdings                         respectively(5)                  month/quarter end

Fund Evaluation Group(**)        Top Ten portfolio holdings(3)    Quarterly basis                  At least 15 days after quarter
                                                                                                   end

Jeffrey Slocum & Associates(*)   Complete portfolio holdings(4)   Quarterly basis(5)               Approximately 10-12 days after
                                                                                                   quarter end

Hammond Associates(**)           Complete portfolio holdings(4)   Quarterly basis                  At least 30 days after quarter
                                                                                                   end

Hartland & Co.(**)               Complete portfolio holdings(4)   Quarterly basis                  At least 30 days after quarter
                                                                                                   end

Hewitt Associates(*)             Top Ten and Complete portfolio   Monthly and quarterly basis,     Approximately 10-12 days after
                                 holdings                         respectively(5)                  month/quarter end

Merrill Lynch(*)                 Top Ten and Complete portfolio   Monthly and quarterly basis,     Approximately 10-12 days after
                                 holdings                         respectively(5)                  month/quarter end

Mobius(**)                       Top Ten portfolio holdings(3)    Monthly basis                    At least 15 days after month
                                                                                                   end

Nelsons(**)                      Top Ten portfolio holdings(3)    Quarterly basis                  At least 15 days after quarter
                                                                                                   end

Prime Buchholz & Associates,     Complete portfolio holdings(4)   Quarterly basis                  At least 30 days after quarter
  Inc.(**)                                                                                         end

PSN(**)                          Top Ten portfolio holdings(3)    Quarterly basis                  At least 15 days after quarter
                                                                                                   end

PFM Asset Management LLC(*)      Top Ten and Complete portfolio   Quarterly basis(5)               Approximately 10-12 days after
                                 holdings                                                          quarter end

Russell Investment               Top Ten and Complete portfolio   Monthly and quarterly basis      At least 15 days after month
  Group/Russell/ Mellon          holdings                                                          end and at least 30 days after
  Analytical Services, Inc.(**)                                                                    quarter end, respectively

Stratford Advisory Group,        Top Ten portfolio holdings(6)    Quarterly basis(5)               Approximately 10-12 days after
  Inc.(*)                                                                                          quarter end

Thompson Financial(**)           Complete portfolio holdings(4)   Quarterly basis                  At least 30 days after quarter
                                                                                                   end

Watershed Investment             Top Ten and Complete portfolio   Quarterly basis(5)               Approximately 10-12 days after
  Consultants, Inc.(*)           holdings                                                          quarter end

Yanni Partners(**)               Top Ten portfolio holdings(3)    Quarterly basis                  At least 15 days after quarter
                                                                                                   end

NAME                                 INFORMATION DISCLOSED                 FREQUENCY(1)                       LAG TIME
------------------------------   ------------------------------   ------------------------------   ------------------------------
PORTFOLIO ANALYTICS PROVIDERS

Fact Set                         Complete portfolio holdings      Daily                            One day


----------
(*) This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.
(**) The Fund does not currently have a non-disclosure agreement in place with this entity and therefore the entity can only receive publicly available information.
(1) Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).
(2) Information will typically be provided on a real time basis or as soon thereafter as possible.

(3) Complete portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.

(4) Top Ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.
(5)  This information will also be provided upon request from time to time.

(6) Complete portfolio holdings will also be provided upon request from time to time.

     In addition, persons who owe a duty of trust or confidence to the Investment Adviser or the Fund may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Currently, these persons include, (i) the Fund's independent registered public accounting firm (as of the Fund's fiscal year end and on an as needed basis), (ii) counsel to the Fund (on an as needed basis), (iii) counsel to the Independent Trustees (on an as needed basis) and (iv) members of the Board of Trustees (on an as needed basis).


     All selective disclosures of non-public portfolio holdings information made to third parties pursuant to the exemptions set forth in the Policy must be pre-approved by both the PHRC and the Fund's Board of Trustees (or designated Committee thereof), except for (i) disclosures made to third parties pursuant to ongoing arrangements (discussed above); (ii) disclosures made to third parties to Special Meetings of the PHRC; (iii) broker-dealer interest lists; (iv) shareholder in-kind distributions; (v) attribution analyses or (vi) in connection with transition managers. The Investment Adviser shall report quarterly to the Board of Trustees (or a designated Committee thereof) information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Investment Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the nonpublic information.


     In no instance may the Investment Adviser or the Fund receive any compensation or consideration in exchange for the portfolio holdings information.


     The PHRC is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it. The following are some of the functions and responsibilities of the PHRC:

     (a) The PHRC, which will consist of executive officers of the Fund and the Investment Adviser or their designees, is responsible for establishing portfolio holdings disclosure policies and guidelines and determining how portfolio holdings information will be disclosed on an ongoing basis.

     (b) The PHRC will periodically review and have the authority to amend as necessary the Fund's portfolio holdings disclosure policies and guidelines (as expressed by the Policy).


     (c) The PHRC will meet at least quarterly to (among other matters): (1) address any outstanding issues relating to the Policy, including matters relating to (i) disclosures made to third parties pursuant to ongoing arrangements (described above); (ii) broker-dealer interest lists; (iii) shareholder in-kind distributions; (iv) attribution analyses; or (v) in connection with transition managers; (2) review non-disclosure agreements that have been executed with third parties and determine whether the third parties will receive portfolio holdings information; and (3) generally review the procedures that the Investment Adviser employs to ensure that disclosure of information about portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of Fund shareholders, on the one hand, and those of the Investment Adviser, the Distributor or any affiliated person of the Fund, the Investment Adviser or the Distributor on the other.

     (d) Any member of the PHRC may call a Special Meeting of the PHRC to consider whether a third-party that is not listed in (c) above may receive non-public portfolio holdings information pursuant to a validly executed nondisclosure agreement. At least three members of the PHRC, or their designees, and one member of the Fund's Audit Committee, or his or her designee, shall be present at the Special Meeting in order to constitute a quorum. At any Special Meeting at which a quorum is present, the decision of a majority of the PHRC members present and voting shall be determinative as to any matter submitted to a vote; provided, however, that the Audit Committee member, or his or her designee, must concur in the determination in order for it to become effective.


     (e) The PHRC, or its designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the PHRC, or its designee(s) for a period of at least six years. The PHRC, or its designee(s), will report their decisions to the Board of Trustees at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the PHRC during the most recently ended calendar quarter immediately preceding the Board meeting.

III. MANAGEMENT OF THE FUND

A. BOARD OF TRUSTEES

     The Board of Trustees of the Fund oversees the management of the Fund, but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Adviser to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION

     TRUSTEES AND OFFICERS. The Board of the Fund consists of nine Trustees. These same individuals also serve as directors or trustees for all of the funds advised by the Investment Adviser (the "Retail Funds") and certain of the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds"). Seven Trustees have no affiliation or business connection with the Investment Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Investment Adviser's parent company, Morgan Stanley. These are the "non-interested" or "Independent" Trustees. The other two Trustees (the "Management Trustees") are affiliated with the Investment Adviser.


     The Independent Trustees of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2005) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).



                                                                                          NUMBER OF
                                                                                         PORTFOLIOS
                                                                                           IN FUND
                              POSITION(S)  LENGTH OF                                       COMPLEX
  NAME, AGE AND ADDRESS OF     HELD WITH     TIME      PRINCIPAL OCCUPATION(S) DURING     OVERSEEN      OTHER DIRECTORSHIPS HELD
     INDEPENDENT TRUSTEE      REGISTRANT    SERVED*            PAST 5 YEARS**            BY TRUSTEE            BY TRUSTEE
----------------------------  -----------  ---------  --------------------------------  ------------  ----------------------------
Michael Bozic (64)            Trustee      Since      Private investor; Director or         197       Director of various business
c/o Kramer Levin Naftalis &                April      Trustee of the Retail Funds                     organizations.
Frankel LLP                                1994       (since April 1994) and the
Counsel to the Independent                            Institutional Funds (since July
Trustees                                              2003); formerly Vice Chairman of
1177 Avenue of the Americas                           Kmart Corporation (December
New York, NY 10036                                    1998-October 2000), Chairman and
                                                      Chief Executive Officer of
                                                      Levitz Furniture Corporation
                                                      (November 1995-November 1998)
                                                      and President and Chief
                                                      Executive Officer of Hills
                                                      Department Stores (May 1991-July
                                                      1995); formerly variously
                                                      Chairman, Chief Executive
                                                      Officer, President and Chief
                                                      Operating Officer (1987-1991) of
                                                      the Sears Merchandise Group of
                                                      Sears, Roebuck & Co.

                                                                                          NUMBER OF
                                                                                         PORTFOLIOS
                                                                                           IN FUND
                              POSITION(S)  LENGTH OF                                       COMPLEX
  NAME, AGE AND ADDRESS OF     HELD WITH     TIME      PRINCIPAL OCCUPATION(S) DURING     OVERSEEN      OTHER DIRECTORSHIPS HELD
     INDEPENDENT TRUSTEE      REGISTRANT    SERVED*            PAST 5 YEARS**            BY TRUSTEE            BY TRUSTEE
----------------------------  -----------  ---------  --------------------------------  ------------  ----------------------------
Edwin J. Garn (73)            Trustee      Since      Consultant; Director or Trustee       197       Director of Franklin Covey
1031 N. Chartwell Court                    January    of the Retail Funds (since                      (time management systems),
Salt Lake City, UT 84103                   1993       January 1993) and the                           BMW Bank of North America,
                                                      Institutional Funds (since July                 Inc. (industrial loan
                                                      2003); member of the Utah                       corporation), Escrow Bank
                                                      Regional Advisory Board of                      USA (industrial loan
                                                      Pacific Corp. (utility company);                corporation); United Space
                                                      formerly Managing Director of                   Alliance (joint venture
                                                      Summit Ventures LLC (2000-2004)                 between Lockheed Martin and
                                                      (lobbying and consulting firm);                 the Boeing Company) and
                                                      United States Senator (R-Utah)                  Nuskin Asia Pacific
                                                      (1974-1992) and Chairman, Senate                (multilevel marketing);
                                                      Banking Committee (1980-1986),                  member of the board of
                                                      Mayor of Salt Lake City, Utah                   various civic and charitable
                                                      (1971-1974), Astronaut, Space                   organizations.
                                                      Shuttle Discovery (April 12-19,
                                                      1985), and Vice Chairman,
                                                      Huntsman Corporation (chemical
                                                      company).

Wayne E. Hedien (72)          Trustee      Since      Retired; Director or Trustee of       197       Director of The PMI Group
c/o Kramer Levin Naftalis &                September  the Retail Funds (since                         Inc. (private mortgage
Frankel LLP                                1997       September 1997) and the                         insurance); Trustee and Vice
Counsel to the Independent                            Institutional Funds (since July                 Chairman of The Field Museum
Trustees                                              2003); formerly associated with                 of Natural History; director
1177 Avenue of the Americas                           the Allstate Companies                          of various other business
New York, NY 10036                                    (1966-1994), most recently as                   and charitable
                                                      Chairman of The Allstate                        organizations.
                                                      Corporation (March 1993-December
                                                      1994) and Chairman and Chief
                                                      Executive Officer of its
                                                      wholly-owned subsidiary,
                                                      Allstate Insurance Company (July
                                                      1989-December 1994).

Dr. Manuel H. Johnson (57)    Trustee      Since      Senior Partner, Johnson Smick         197       Director of NVR, Inc. (home
c/o Johnson Smick Group Inc.               July       International, Inc., a                          construction); Director of
888 16th St, N.W., Suite 740               1991       consulting firm; Chairman of the                KFX Energy; Director of RBS
Washington, D.C. 20006                                Audit Committee and Director or                 Greenwich Capital Holdings
                                                      Trustee of the Retail Funds                     (financial holding company).
                                                      (since July 1991) and the
                                                      Institutional Funds (since July
                                                      2003); Co-Chairman and a founder
                                                      of the Group of Seven Council
                                                      (G7C), an international economic
                                                      commission; formerly Vice
                                                      Chairman of the Board of
                                                      Governors of the Federal Reserve
                                                      System and Assistant Secretary
                                                      of the U.S. Treasury.

Joseph J. Kearns (63)         Trustee      Since      President, Kearns & Associates        198       Director of Electro Rent
c/o Kearns & Associates LLC                July       LLC (investment consulting);                    Corporation (equipment
PMB754                                     2003       Deputy Chairman of the Audit                    leasing), The Ford Family
23852 Pacific Coast Highway                           Committee and Director or                       Foundation, and the UCLA
Malibu, CA 90265                                      Trustee of the Retail Funds                     Foundation.
                                                      (since July 2003) and the
                                                      Institutional Funds (since
                                                      August 1994); previously
                                                      Chairman of the Audit Committee
                                                      of the Institutional Funds
                                                      (October 2001-July 2003);
                                                      formerly CFO of the J. Paul
                                                      Getty Trust.


----------
* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds, as applicable.

                                                                                      NUMBER OF
                                                                                      PORTFOLIOS
                                                                                       IN FUND
                           POSITION(S)  LENGTH OF                                      COMPLEX
NAME, AGE AND ADDRESS OF    HELD WITH     TIME      PRINCIPAL OCCUPATION(S) DURING     OVERSEEN      OTHER DIRECTORSHIPS HELD
  INDEPENDENT TRUSTEE      REGISTRANT    SERVED*          PAST 5 YEARS**              BY TRUSTEE            BY TRUSTEE
-------------------------  -----------  ---------  --------------------------------  ------------  ----------------------------
Michael E. Nugent (69)     Trustee      Since      General Partner of Triumph             197      None.
c/o Triumph Capital, L.P.               July 1991  Capital, L.P., a private
445 Park Avenue                                    investment partnership; Chairman
New York, NY 10022                                 of the Insurance Committee and
                                                   Director or Trustee of the
                                                   Retail Funds (since July 1991)
                                                   and the Institutional Funds
                                                   (since July 2001); formerly Vice
                                                   President, Bankers Trust Company
                                                   and BT Capital Corporation
                                                   (1984-1988).

Fergus Reid (73)           Trustee      Since      Chairman of Lumelite Plastics          198      Trustee and Director of
c/o Lumelite Plastics                   July 2003  Corporation; Chairman of the                    certain investment companies
Corporation                                        Governance Committee and                        in the JPMorgan Funds
85 Charles Colman Blvd.                            Director or Trustee of the                      complex managed by J.P.
Pawling, NY 12564                                  Retail Funds (since July 2003)                  Morgan Investment Management
                                                   and the Institutional Funds                     Inc.
                                                   (since June 1992).


----------
* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds, as applicable.


     The Trustees who are affiliated with the Investment Adviser or affiliates of the Investment Adviser (as set forth below) and executive officers of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee (as of December 31, 2005) and the other directorships, if any, held by the Trustee, are shown below.



                                                                                          NUMBER OF
                                                                                         PORTFOLIOS
                                                                                          IN FUND
                                                                                          COMPLEX
                              POSITION(S)  LENGTH OF                                    OVERSEEN BY
  NAME, AGE AND ADDRESS OF     HELD WITH     TIME      PRINCIPAL OCCUPATION(S) DURING    MANAGEMENT     OTHER DIRECTORSHIPS HELD
     MANAGEMENT TRUSTEE       REGISTRANT    SERVED*            PAST 5 YEARS**              TRUSTEE             BY TRUSTEE
----------------------------  -----------  ---------  --------------------------------  ------------  ----------------------------
Charles A. Fiumefreddo (72)   Chairman     Since      Chairman and Director or Trustee       197      None.
c/o Morgan Stanley Trust      of the       July 1991  of the Retail Funds (since July
Harborside Financial Center,  Board                   1991) and the Institutional
Plaza Two,                    and                     Funds (since July 2003);
Jersey City, NJ 07311         Trustee                 formerly Chief Executive Officer
                                                      of the Retail Funds (until
                                                      September 2002).

James F. Higgins (58)         Trustee      Since      Director or Trustee of the             197      Director of AXA Financial,
c/o Morgan Stanley Trust                   June 2000  Retail Funds (since June 2000)                  Inc. and The Equitable Life
Harborside Financial                                  and the Institutional Funds                     Assurance Society of the
Center,                                               (since July 2003); Senior                       United States (financial
Plaza Two,                                            Advisor of Morgan Stanley (since                services).
Jersey City, NJ 07311                                 August 2000); Director of Dean
                                                      Witter Realty Inc.


----------
* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds, as applicable.

                                 POSITION(S)          LENGTH OF
  NAME, AGE AND ADDRESS OF        HELD WITH             TIME                        PRINCIPAL OCCUPATION(S) DURING
      EXECUTIVE OFFICER          REGISTRANT            SERVED*                            PAST 5 YEARS**
----------------------------  ----------------  --------------------  -------------------------------------------------------
Ronald E. Robison (67)        President and     President (since      President (since September 2005) and Principal
1221 Avenue of the Americas   Principal         September 2005)       Executive Officer (since May 2003) of funds in the Fund
New York, NY 10020            Executive         and Principal         Complex; President (since September 2005) and Principal
                              Officer           Executive Officer     Executive Office (since May 2003) of the Van Kampen
                                                (since May 2003)      Funds; Managing Director of Morgan Stanley, Morgan
                                                                      Stanley Investment Management and Morgan Stanley & Co.
                                                                      Incorporated; Managing Director and Director of Morgan
                                                                      Stanley Investment Advisors Inc.; Managing Director and
                                                                      (since May 2002) Director , Morgan Stanley Investment
                                                                      Management Inc., Managing Director and (since January
                                                                      2005) Director of Van Kampen Asset Management and Van
                                                                      Kampen Investments Inc. Director, President (since
                                                                      February 2006) and Chief Executive Officer (since
                                                                      February 2006) of Morgan Stanley Services Company Inc.,
                                                                      Director of Moran Stanley Distributors Inc., Morgan
                                                                      Stanley Distribution, Inc. and Morgan Stanley Trust;
                                                                      Director of Morgan Stanley SICAV (since May 2004).
                                                                      Formerly, Executive Vice President (July 2003 to
                                                                      September 2005) of funds in the Fund Complex and the
                                                                      Van Kampen Funds; President and Director of the
                                                                      Institutional Funds (March 2001-July 2003), Chief
                                                                      Global Operating Officer of Morgan Stanley Investment
                                                                      Management Inc., Chief Administrative Officer of Morgan
                                                                      Stanley Investment Advisors Inc.; Chief Administrative
                                                                      Officer of Morgan Stanley Services Company Inc.
                                                                      (November 2003 to February 2006).

J. David Germany (51)         Vice President    Since February 2006   Managing Director and (since December 2005) Chief
25 Cabot Square                                                       Investment Officer - Global Fixed Income of Morgan
Canary Wharf                                                          Stanley Investment Advisors Inc., Morgan Stanley
London, United Kingdom                                                Investment Management Inc., Van Kampen Asset Management
E144QA                                                                and Van Kampen Advisors Inc. Managing Director and
                                                                      Director of Morgan Stanley Investment Management Ltd.
                                                                      Vice President (since February 2006) of the Retail and
                                                                      Institutional Funds.

Dennis F. Shea (52)           Vice President    Since February 2006   Managing Director and (since February 2006) Chief
1221 Avenue of the Americas                                           Investment Officer - Global Equity of Morgan Stanley
New York, New York 10036                                              Investment Advisors Inc., Morgan Stanley Investment
                                                                      Management Inc., Van Kampen Asset Management and Van
                                                                      Kampen Advisors Inc. Vice President (since February
                                                                      2006) of the Retail and Institutional Funds. Formerly,
                                                                      Managing Director and Director of Global Equity
                                                                      Research at Morgan Stanley.


----------
* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds, as applicable.

                                     POSITION(S)           LENGTH OF
   NAME, AGE AND ADDRESS OF           HELD WITH               TIME                   PRINCIPAL OCCUPATION(S) DURING
      EXECUTIVE OFFICER               REGISTRANT             SERVED*                         PAST 5 YEARS**
------------------------------  --------------------  --------------------  --------------------------------------------------
Barry Fink (51)                 Vice President        Since February 1997   Managing Director of Morgan Stanley Investment
1221 Avenue of the Americas                                                 Management, Morgan Stanley Investment Advisors
New York, NY 10020                                                          Inc. and Morgan Stanley Investment Management
                                                                            Inc.; Vice President of the Retail Funds and
                                                                            (since July 2003) the Institutional Funds;
                                                                            Formerly, General Counsel (May 2000-February 2006)
                                                                            of Morgan Stanley Investment Management; Secretary
                                                                            (October 2003 to February 2006), General Counsel
                                                                            (May 2004 to February 2006) and Director (July
                                                                            1998 to January 2005) of Morgan Stanley Investment
                                                                            Advisors Inc. and Morgan Stanley Services Company
                                                                            Inc.; Secretary and General Counsel of Morgan
                                                                            Stanley Investment Management Inc. (November 2002
                                                                            to February 2006); Secretary and Director of
                                                                            Morgan Stanley Distributors Inc.; Secretary
                                                                            (February 1997 to July 2003) and General Counsel
                                                                            (February 1997 to April 2004) of the Morgan
                                                                            Stanley Retail Funds; Vice President and Assistant
                                                                            General Counsel of Morgan Stanley Investment
                                                                            Advisors Inc. and Morgan Stanley Distributors Inc.
                                                                            (February 1997 to December 2001).

Amy R. Doberman (43)            Vice President        Since July 2004       Managing Director and General Counsel, U.S.
1221 Avenue of the Americas                                                 Investment Management (since July 2004); Vice
New York, NY 10020                                                          President of the Retail Funds and the
                                                                            Institutional Funds (since July 2004); Vice
                                                                            President of the Van Kampen Funds (since August
                                                                            2004); Secretary (since February 2006) and
                                                                            Managing Director (since July 2004) of Morgan
                                                                            Stanley Investment Advisors Inc., Morgan Stanley
                                                                            Services Company Inc., Morgan Stanley Investment
                                                                            Management Inc., Van Kampen Asset Management, Van
                                                                            Kampen Advisors Inc. and Van Kampen Investments
                                                                            Inc.; Secretary (since February 2006) of Morgan
                                                                            Stanley Distributors Inc. and Morgan Stanley
                                                                            Distribution, Inc. Formerly, Managing Director and
                                                                            General Counsel - Americas, UBS Global Asset
                                                                            Management (July 2000 to July 2004).

Carsten Otto (42)               Chief Compliance      Since October 2004    Managing Director and U.S. Director of Compliance
1221 Avenue of the Americas     Officer                                     for Morgan Stanley Investment Management (since
New York, NY 10020                                                          October 2004); Managing Director and Chief
                                                                            Compliance Officer (since February 2005) of Morgan
                                                                            Stanley Investment Advisors Inc. and Morgan
                                                                            Stanley Investment Management Inc. and (since June
                                                                            2004) of Van Kampen Asset Management, Van Kampen
                                                                            Advisors Inc. and Van Kampen Investments Inc.
                                                                            Formerly, Assistant Secretary and Assistant
                                                                            General Counsel of the Retail Funds.

Stefanie V. Chang (39)          Vice President        Since July 2003       Executive Director of Morgan Stanley & Co.
1221 Avenue of the Americas                                                 Incorporated, Morgan Stanley Investment Advisors
New York, NY 10020                                                          Inc., Morgan Stanley Investment Management Inc.,
                                                                            Van Kampen Asset Management, Van Kampen Advisors
                                                                            Inc. and Van Kampen Investments Inc. Vice
                                                                            President of the Retail Funds (since July 2002)
                                                                            and the Institutional Funds (since December 1997).
                                                                            Formerly, Secretary of Van Kampen Asset Management
                                                                            Inc., Van Kampen Advisors Inc. and Van Kampen
                                                                            Investments Inc. (December 2002 to February 2006);
                                                                            Secretary of Morgan Stanley Distribution, Inc.
                                                                            (October 2005 to February 2006).


----------
* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds, as applicable.

                                     POSITION(S)           LENGTH OF
   NAME, AGE AND ADDRESS OF          HELD WITH               TIME                    PRINCIPAL OCCUPATION(S) DURING
      EXECUTIVE OFFICER              REGISTRANT             SERVED*                          PAST 5 YEARS**
------------------------------  --------------------  --------------------  --------------------------------------------------
Francis J. Smith (40)           Treasurer and Chief   Treasurer since July  Executive Director of Morgan Stanley Investment
c/o Morgan Stanley Trust        Financial Officer     2003 and Chief        Advisors Inc. and Morgan Stanley Services Company
Harborside Financial Center,                          Financial Officer     Inc.; Treasurer and Chief Financial Officer of the
Plaza Two,                                            since September 2002  Morgan Stanley Retail Funds (since July 2003).
Jersey City, NJ 07311                                                       Formerly Vice President of the Retail Funds
                                                                            (September 2002-July 2003).

Thomas F. Caloia (59)           Vice President        Since July 2003       Executive Director of Morgan Stanley Investment
c/o Morgan Stanley Trust                                                    Advisors Inc. and Morgan Stanley Services Company
Harborside Financial Center,                                                Inc.; Assistant Treasurer of Morgan Stanley
Plaza Two,                                                                  Investment Advisors Inc., Morgan Stanley Services
Jersey City, NJ 07311                                                       Company Inc. and Morgan Stanley Distributors Inc.;
                                                                            Vice President of the Retail Funds. Formerly,
                                                                            Treasurer of the Retail Funds (April 1989-July
                                                                            2003).

Mary E. Mullin (38)             Secretary             Since July 2003       Executive Director of Morgan Stanley & Co.
1221 Avenue of the Americas                                                 Incorporated, Morgan Stanley Investment Advisors
New York, NY 10020                                                          Inc. and Morgan Stanley Investment Management Inc.
                                                                            Secretary of the Retail Funds (since July 2003)
                                                                            and the Institutional Funds (since June 1999).


----------
* This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.

** The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

     In addition, the following individuals who are officers of the Investment Adviser or its affiliates serve as assistant secretaries of the Fund:
Lou Anne D. McInnis, Joseph Benedetti, Joanne Antico, Daniel Burton,
Joanne Doldo, Tara A. Farrelly, Alice J. Gerstel, Eric C. Griffith,
Edward J. Meehan, Elisa Mitchell, Elizabeth Nelson, Debra Rubano, Rita Rubin, Sheri L. Schreck, and Julien H. Yoo.

     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Investment Adviser, Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2005 is shown below.



                                                                               AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                                ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                               DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND    BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
       NAME OF TRUSTEE                  (AS OF DECEMBER 31, 2005)                         (AS OF DECEMBER 31, 2005)
-----------------------------  ----------------------------------------------  ----------------------------------------------
INDEPENDENT:
Michael Bozic                                       None                                        over $100,000
Edwin J. Garn                                       None                                        over $100,000
Wayne E. Hedien                                     None                                        over $100,000
Dr. Manuel H. Johnson                               None                                        over $100,000
Joseph J. Kearns(1)                                 None                                        over $100,000
Michael E. Nugent                                   None                                        over $100,000
Fergus Reid(1)                                      None                                        over $100,000
INTERESTED:
Charles A. Fiumefreddo                              None                                        over $100,000
James F. Higgins                                    None                                        over $100,000


----------

(1) Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan. As of December 31, 2005, the value (including interest) of the deferral accounts for Messrs. Kearns and Reid was $786,542 and $766,622, respectively, pursuant to the deferred compensation plan.


     As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

     INDEPENDENT TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Retail Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds' boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, three Trustees, including two Independent Trustees, serve as members of the Insurance Committee, and three Independent Trustees serve as members of the Governance Committee.

     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Retail Funds have a Rule 12b-1 plan.


     The Board of Trustees has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. The Fund has adopted a formal, written Audit Committee Charter. During the Fund's fiscal year ended November 30, 2005, the Audit Committee held seven meetings.

     The members of the Audit Committee of the Fund are currently Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael
E. Nugent and Fergus Reid. None of the members of the Fund's Audit Committee is an "interested person", as defined under the Investment Company Act, of the Fund (with such disinterested Trustees being Independent Trustees or individually, Independent Trustee). Each Independent Trustee is also "independent" from the Fund under the listing standards of the New York Stock Exchange, Inc. (NYSE). The current Chairman of the Audit Committee of the Fund is Dr. Manuel
H. Johnson.

     The Board of Trustees of the Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on the Fund's Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund's Independent Trustees as candidates for election as Independent Trustees, advises the Fund's Board with respect to Board composition, procedures and committees, develops and recommends to the Fund's Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Trustees and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. The members of the Governance Committee of the Fund are currently Michael Bozic, Edwin J. Garn and Fergus Reid, each of whom is an Independent Trustee. The current Chairman of the Governance Committee is Fergus Reid. During the Fund's fiscal year ended November 30, 2005, the Governance Committee held two meetings.

     The Fund does not have a separate nominating committee. While the Fund's Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board of Trustees of the Fund believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each current Independent Trustee (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid) participates in the election and nomination of candidates for election as Independent Trustees for the Fund. Persons recommended by the Fund's Governance Committee as candidates for nomination as Independent

Trustees shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund's Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below under the caption "Shareholder Communications."

     There were 14 meetings of the Board of Trustees of the Fund held during the fiscal year ended November 30, 2005. The Independent Trustees of the Fund also met three times during that time, in addition to the 14 meetings of the full Board.

     Finally, the Board has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. Messrs. Nugent and Hedien are Independent Trustees. During the Fund's fiscal year ended November 30, 2005, the Insurance Committee held six meetings.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS TRUSTEES FOR THE RETAIL FUNDS AND INSTITUTIONAL FUNDS. The Independent Trustees and the Fund's management believe that having the same Independent Trustees for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Retail Funds and Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and Institutional Funds.


     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, Officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, Officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, Officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

     SHAREHOLDER COMMUNICATIONS. Shareholders may send communications to the Fund's Board of Trustees. Shareholders should send communications intended for the Fund's Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each Trustee previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

C. COMPENSATION


     Each Independent Trustee receives an annual fee of $180,000 for serving the Retail Funds and the Institutional Funds. Prior to October 1, 2005, each Independent Trustee received an annual retainer fee of $168,000 for serving the Retail Funds and the Institutional Funds. In addition, each Independent Trustee received $2,000 for attending each of the four quarterly board meetings and two performance meetings each year, so that an Independent Trustee who attended all six meetings received total compensation of $180,000 for serving the funds.

     The Chairman of the Audit Committee receives an additional annual retainer fee of $60,000. Other Committee Chairmen and the Deputy Chairman of the Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Mr. Fiumefreddo receives an annual fee for his services as Chairman of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.


     The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees of the Fund who are employed by the Investment Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.

     Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the "DC Plan"), which allows each Independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.


     Prior to April 1, 2004, the Institutional Funds maintained a similar Deferred Compensation Plan (the "Prior DC Plan"), which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. The DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC
Plan).


     The following table shows aggregate compensation payable to each of the Fund's Trustees from the Fund for the fiscal year ended November 30, 2005 and the aggregate compensation payable to each of the Fund's Trustees by the Fund Complex (which includes all of the Retail and Institutional Funds) for the calendar year ended December 31, 2005.



                                  COMPENSATION



                                  NUMBER OF
                              PORTFOLIOS IN THE
                                FUND COMPLEX        TOTAL
                               FROM WHICH THE    COMPENSATION
                              TRUSTEE RECEIVED   FROM THE FUND
                               COMPENSATION(5)    COMPLEX(6)
                              -----------------  -------------
NAME OF INDEPENDENT TRUSTEE:
Michael Bozic(1)(3)                  170          $  180,000
Edwin J. Garn(1)(3)(6)               170             178,000
Wayne E. Hedien(1)(2)                170             180,000
Dr. Manuel H. Johnson(1)             170             240,000
Joseph J. Kearns(1)(4)               171             217,000
Michael E. Nugent(1)(2)              170             210,000
Fergus Reid(1)(3)                    171             215,000

NAME OF INTERESTED TRUSTEE:

Charles A. Fiumefreddo(2)            170             360,000
James F. Higgins                     170                   0


----------

(1) Member of the Audit Committee. Dr. Johnson is the Chairman of the Audit Committee and Mr. Kearns is the Deputy Chairman of the Audit Committee.
(2) Member of the Insurance Committee. Mr. Nugent is the Chairman of the Insurance Committee.
(3) Member of the Governance Committee. Mr. Reid is the Chairman of the Governance Committee.
(4)  Includes amounts deferred at the election of the Trustee under the DC Plan.
(5) Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in these columns are presented on a calendar year basis.

     Prior to December 31, 2003, 49 of the Retail Funds (the "Adopting Funds"), not including the Fund, had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an "Eligible Trustee") would have been entitled to retirement payments, based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee's retirement as shown in the table below.

     The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees for the fiscal year ended November 30, 2005 and by the Adopting Funds for the calendar year ended December 31, 2005, and the estimated retirement benefits for the Independent Trustees from the Adopting Funds for each calendar year following retirement. Messrs. Kearns and Reid did not participate in the retirement program.



                             RETIREMENT BENEFITS ACCRUED AS  ESTIMATED ANNUAL BENEFITS UPON
                                     FUND EXPENSES                    RETIREMENT(1)
                                    BY ALL ADOPTING                 FROM ALL ADOPTING
NAME OF INDEPENDENT TRUSTEE             FUNDS                            FUNDS
---------------------------  ------------------------------  ------------------------------
Michael Bozic                    $   19,439                            $   46,871
Edwin J. Garn                       (10,738)(2)                            46,917
Wayne E. Hedien                      37,860                                40,020
Dr. Manuel H. Johnson                19,701                                68,630
Michael E. Nugent                    35,471                                61,377


----------
(1) Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's life.


(2) Mr. Garn's retirement expense is negative due to the fact that his retirement date has been extended to October 31, 2007, and therefore the expense has been overaccrued.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     The following owned 5% or more of the outstanding shares of Class A of the Fund as of March 1, 2006: National Philanthropic Trust, 165 Township Line Road, Jenkintown, PA, 19046-3531 - 29.66%.

     The following owned 5% or more of the outstanding shares of Class C of the Fund as of March 1, 2006: John MacDougall Ttee, John MacDougall Investment Trust, U/A DTD 10/22/1998, 175 Richdale Avenue Unit 209, Cambridge, MA, 02140-3354 - 6.00%.


     As of the date of this STATEMENT OF ADDITIONAL INFORMATION, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT ADVISORY AND OTHER SERVICES

A. INVESTMENT ADVISER AND ADMINISTRATOR

     The Investment Adviser to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

     Prior to November 1, 2004, pursuant to an investment management agreement (the "Management Agreement") with the Investment Adviser, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund paid the Investment Adviser monthly compensation calculated daily at the rate of 0.20% of the daily net asset of the Fund (0.40% prior to May 1, 2004). The Investment Adviser has agreed to continue to assume all operating expenses (except for brokerage and 12b-1 fees) and waive the compensation provided in its Management Agreement until April 30, 2006 or until such time as the Fund has $50 million of net assets, whichever occurs first. Effective May 1, 2004, the

Investment Adviser has agreed to assume all expenses (except for brokerage and 12b-1 fees) and to waive the compensation provided for in its Investment Management Agreement to the extent that such expenses and compensation on an annualized basis exceed 0.40% of the daily net assets of the Fund and will continue to do so on a permanent basis. The management fee was allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class.


     The Board of Trustees of the Fund approved amending and restating, effective November 1, 2004, the Management Agreement to remove the administration services component from the Management Agreement and to reduce the investment advisory fee to the annual rate of 0.12% of the daily net assets. The advisory fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. The Fund's Investment Adviser continues to provide investment advisory services under an Amended and Restated Investment Advisory Agreement ("Investment Advisory Agreement"). The administration services previously provided to the Fund by the Investment Adviser are being provided by Morgan Stanley Services Company Inc. ("Administrator"), a wholly-owned subsidiary of the Investment Adviser, pursuant to a separate administration agreement ("Administration Agreement") entered into by the Fund with the Administrator. Such change resulted in a 0.08% reduction in the advisory fee concurrent with the implementation of a 0.08% administration fee pursuant to the new administration agreement. Under the terms of the Administration Agreement, the Administrator provides the same administrative services previously provided by the Investment Adviser. For the fiscal years ended November 30, 2003, 2004 and 2005, the Investment Adviser accrued compensation under the Management Agreement and the Investment Advisory Agreement in the amounts of $43,770, $47,272 and $24,295, respectively. Because of the waiver of the compensation provided for in the Management Agreement and the Investment Advisory Agreement as described above, there were no fees payable for the fiscal years ended November 30, 2003, 2004 and 2005.

     For the period November 1, 2004 through November 30, 2005, the Administrator accrued compensation under the Administration Agreement in the amount of $16,196.

     Although the entities providing adminstrative services to the Fund have changed, the Morgan Stanley personnel performing such services remains the same. Furthermore, the changes did not result in any increase in the amount of total combined fees paid by the Fund for investment advisory and administrative services, or any decrease in the nature or quality of the investment advisory or administrative services received by the Fund.

B. PRINCIPAL UNDERWRITER


     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Adviser). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the costs of educational and/or business-related trips and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT ADVISER AND ADMINISTRATOR


     The Investment Adviser manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Adviser obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.


     Under the terms of the Administration Agreement the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help and bookkeeping as the Fund may reasonably require in the conduct of its business. The Administrator also assists in the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of the independent registered public accounting firm and attorneys is, in the opinion of the Administrator, necessary or desirable). The Administrator also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.


     Expenses not expressly assumed by the Investment Adviser under the Investment Advisory Agreement or by the Administrator under the Administration Agreement or by the Distributor will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Adviser or any corporate affiliate of the Investment Adviser; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Adviser (not including compensation or expenses of attorneys who are employees of the Investment Adviser); fees and expenses of the Fund's independent registered public accounting firm; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

     The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Adviser is not liable to the Fund or any of its investors for any act or omission by the Investment Adviser or for any losses sustained by the Fund or its investors.


     The Investment Advisory Agreement will remain in effect from year to year, provided continuance of the Investment Advisory Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees, including a majority of the Independent Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees.


     The Administration Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Administrator is not liable to the Fund or any of its investors for any act or omission by the Administrator or for any losses sustained by the Fund or its investors. The Administration Agreement will continue unless terminated by either party by written notice delivered to the other party within 30 days.

D. DEALER REALLOWANCES

     Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. RULE 12b-1 PLAN


     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25%, 1.00% and 1.00% of the average daily net assets of Class A, Class B and Class C, respectively.


     Effective May 1, 2004, the Board approved an Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 (the "Amended Plan") converting the Plan with respect to Class B shares from a "compensation" to a "reimbursement" plan similar to that of Class A and Class C. Except as otherwise described below, the terms of the Plan remain unchanged.

     The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Morgan Stanley DW received the proceeds of CDSCs and FSCs, for the last three fiscal years ended November 30, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).


                       2005                   2004                 2003
                --------------------  --------------------  --------------------
Class A          FSCs:(1)  $  11,107   FSCs:(1)  $  14,997   FSCs:(1)  $  28,091
                CDSCs:     $       0  CDSCs:     $       6  CDSCs:     $       0
Class B         CDSCs:     $  23,772  CDSCs:     $  20,787  CDSCs:     $  16,514
Class C         CDSCs:     $      27  CDSCs:     $     415  CDSCs:     $      68


----------
(1)  FSCs apply to Class A only.

     The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class' average daily net assets are currently each characterized as a "service fee" under the Rules of the NASD (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the NASD.


     Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. For the fiscal year ended November 30, 2005, Class A, Class B and Class C shares of the Fund accrued payments under the Plan amounting to $7,348, $97,877, and $26,551, respectively, which amounts are equal to 0.22%, 1.00% and 1.00% of the average daily net assets of Class A, Class B and Class C, respectively, for the fiscal year.


     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.


     With respect to Class A shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.00% of the amount sold and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases.

     With respect to Class B shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 4.00% of the amount sold and an annual residual commission, currently a residual of up to 0.25% of the current value of the amount sold in all cases.

     With respect to Class C shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.00% of the amount sold and an annual residual commission, currently up to 1.00% of the current value of the respective accounts for which they are the Financial Advisors of record.


     The gross sales credit is a charge which reflects commissions paid by Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund sales.

     The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the costs of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.


     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.00%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior Board determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.

     Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended November 30, 2005 to the Distributor. The Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the Plan, $1,478,551 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i) 62.46% ($923,439) -- advertising and promotional expenses; (ii) 0.82% ($12,114) -- printing and mailing of prospectuses for distribution to other than current shareholders; and (iii) 36.73% ($542,998) -- other expenses, including the gross sales credit and the carrying charge, of which 3.18% ($17,246) represents carrying charges, 14.72% ($217,661) represents commission credits to Morgan Stanley DW's branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, and 20.84% ($308,091) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended November 30, 2005 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.

     In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan Stanley DW which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $1,057,057 as of November 30, 2005 (the end of the Fund's fiscal year), which was equal to 11.55% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.


     Under the Amended Plan, the Fund is authorized to reimburse the Distributor for its actual distribution expenses incurred on behalf of Class B shares and from unreimbursed distribution expenses, on a monthly basis, the amount of which may in no event exceed an amount equal to payment at the annual rate of 1.00% of average daily net assets of Class B.


     In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.00% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that unreimbursed expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale totaled $430 in the case of Class C at December 31, 2005 (the end of the calendar year), which amount was equal to approximately 0.02% of the net assets of Class C on such date, and that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.


     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Adviser, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

     On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders.

     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act) on not more than 30 days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

F. OTHER SERVICE PROVIDERS

     (1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

     Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.

     (2) CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Bank of New York, 100 Church Street, New York, NY 10286, is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

     Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, is the independent registered public accounting firm of the Fund. The Fund's independent registered public accounting firm is responsible for auditing the annual financial statements.

     (3) AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Investment Adviser and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

G. FUND MANAGEMENT

     OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER


     As of November 30, 2005, Kevin Jung managed nine mutual funds with a total of $6 billion in assets; no pooled investment vehicles other than mutual funds; and no other accounts.

     Because the portfolio manager may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.


     PORTFOLIO MANAGER COMPENSATION STRUCTURE


     Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

     BASE SALARY COMPENSATION. Generally, the portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

     DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.


     Discretionary compensation can include:

     - CASH BONUS;

     - MORGAN STANLEY'S EQUITY INCENTIVE COMPENSATION PROGRAM (EICP) AWARDS -- a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;


     - INVESTMENT MANAGEMENT DEFERRED COMPENSATION PLAN (IMDCP) AWARDS -- a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 75% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may not include the Fund;

     - Voluntary Deferred Compensation Plans -- voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount:(1) across a range of designated investment funds, including funds advised by the adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

     - Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's/account's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups where applicable. Generally, the greatest weight is placed on the three- and five-year periods.


     - Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

     - Contribution to the business objectives of the Investment Adviser.

     - The dollar amount of assets managed by the portfolio manager.

     - Market compensation survey research by independent third parties.

     - Other qualitative factors, such as contributions to client objectives.

     - Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.


     SECURITIES OWNERSHIP OF PORTFOLIO MANAGER

     As of November 30, 2005, Kevin Jung did not own any shares of the Fund.

H. CODES OF ETHICS

     The Fund, the Investment Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls, including prohibitions against purchases of securities in an initial public offering and a preclearance requirement with respect to personal securities transactions.


I. PROXY VOTING POLICY AND PROXY VOTING RECORD



     The Fund has determined to follow the proxy voting policy of Institutional Shareholder Services ("ISS") experts in the proxy voting and corporate governance area. A copy of the ISS proxy voting policy is attached as Appendix
A. A copy of the Fund's most recent proxy voting record for the 12-month period ended June 30, filed with the SEC, is available (i) without charge on our website at www.morganstanley.com/funds; (ii) on the SEC's website at www.sec.gov.

J. REVENUE SHARING

     The Investment Adviser and/or Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley DW and certain unaffiliated brokers, dealers or other financial intermediaries ("Intermediaries") in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Investment Adviser or the Distributor may pay additional compensation to Morgan Stanley DW and to intermediaries for the purpose of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Morgan Stanley Funds), amount of assets invested by the intermediary's customers (which could include current or aged assets of the Fund and/or some or all other Morgan Stanley Funds), the Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Investment Adviser and/or Distributor.

     These payments currently include the following amounts which are paid to Morgan Stanley DW and other intermediaries or their salespersons in accordance with the applicable compensation structure:

     (1) On sales of $1 million or more of Class A shares (for which no sales charge was paid) or net asset value purchases by certain employee benefit plans, Morgan Stanley DW and other Intermediaries receive a gross sales credit of up to 1.00% of the amount sold.*

     (2) On sales of Class D shares (other than shares held by participants in the Morgan Stanley Funds Portfolio Architect(SM) Program, the Morgan Stanley Fund Solution(SM) Program, the Morgan Stanley Personal Portfolio(SM) Program and Morgan Stanley Corporate Retirement Solutions), Morgan Stanley DW and other Intermediaries receive a gross sales credit of 0.25% of the amount sold and an annual fee of up to 0.15% of the current value of the Class D shares held in the applicable accounts. There is a chargeback of 100% of the gross sales credit amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the gross sales credit amount paid if the shares are redeemed in the second year.

     (3) On sales (except purchases through 401(k) platforms) through Morgan Stanley DW's Mutual Fund Network:

           - An amount equal to 0.20% of gross sales of Fund shares; and
           - For those shares purchased beginning January 1, 2001, an annual fee in an amount up to 0.05% of the value of such Fund shares held for a one-year period or more.

     (4) An annual fee in an amount equal to 0.20% of the value of Fund shares held through 401(k) platforms.

----------
* Commissions or transaction fees paid to Morgan Stanley DW or other intermediaries who initiate and are responsible for purchases of $1 million or more are computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million.

     The prospect of receiving, or the receipt of, additional compensation, as described above, by Morgan Stanley DW or other Intermediaries may provide Morgan Stanley DW or other Intermediaries and/or Financial Advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley DW or an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

     You should review carefully any disclosure by such brokers, dealers or other Intermediaries as to their compensation.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES

A. BROKERAGE TRANSACTIONS

     Subject to the general supervision of the Trustees, the Investment Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.


     For the fiscal years ended November 30, 2003, 2004 and 2005, the Fund paid a total of $5,868, $3,623 and $545, respectively, in brokerage commissions.


B. COMMISSIONS

     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.


     During the fiscal years ended November 30, 2003, 2004 and 2005, the Fund did not effect any principal transactions with Morgan Stanley DW.


     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Adviser by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.


     During the fiscal years ended November 30, 2003, 2004 and 2005, the Fund paid no brokerage commissions to an affiliated broker or dealer.


C. BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. The Investment Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients on the sale of shares of advised investment companies. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction.

These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

     In seeking to implement the Fund's policies, the Investment Adviser effects transactions with those brokers and dealers who the Investment Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Adviser believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Adviser. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Adviser from brokers and dealers may be utilized by the Investment Adviser and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.


     The Investment Adviser and certain of its affiliates currently serve as investment adviser to a number of clients, including other investment companies, and may in the future act as investment manager or adviser to others. It is the practice of the Investment Adviser and its affiliates to cause purchase and sale transactions (including transactions in certain initial and secondary public offerings) to be allocated among clients whose assets they manage (including the
Fund) in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Adviser and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.


D. DIRECTED BROKERAGE


     During the fiscal year ended November 30, 2005, the Fund did not pay any brokerage commissions to brokers because of research services provided.


E. REGULAR BROKER-DEALERS


     During the fiscal year ended November 30, 2005, the Fund purchased securities issued by Goldman Sachs Group Inc., which issuer was among the ten brokers or ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the period. At November 30, 2005, the Fund held securities issued by Goldman Sachs Group Inc., with a market value of $126,897.


VII. CAPITAL STOCK AND OTHER SECURITIES

     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the PROSPECTUS.

     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances the Trustees may be removed by action of the Trustees. In addition, under certain circumstances the shareholders may call a meeting to remove Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

     The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.


     On February 6, 2006, the Board of Trustees of the Fund approved a Plan of Liquidation and Dissolution, pursuant to which substantially all of the assets of the Fund would be liquidated, known liabilities of the Fund satisfied and the remaining proceeds distributed to the Fund's shareholders (the "Liquidation"). Any contingent deferred sales charge that would be applicable to a shareholder of the Fund's Class B or Class C shares will be waived with respect to the Liquidation. Since February 7, 2006, the Fund is no longer offering its shares, except for shares offered to existing clients of registered investment advisers who currently offer shares of the Fund in their discretionary asset allocation programs. The Liquidation is expected to occur on or about April 7, 2006.


VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES

A. PURCHASE/REDEMPTION OF SHARES

     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's PROSPECTUS.

     TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transactions pursuant to the exchange privilege.

     TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to a CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

     OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.

B. OFFERING PRICE


     The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Morgan Stanley DW and other authorized dealers as described in Section "V. Investment Advisory and Other Services -- E. Rule 12b-1 Plan." The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.


     In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. For equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day. When market quotations are not readily available, including circumstances under which it is determined by the Investment Adviser that the sale price, the bid price or the mean between the last reported bid and asked price are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE.


     Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such price does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.


     Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities vaued by such pricing service.

     Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest price published by the commodities exchange on which they trade unless it is determined such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.


     Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.


IX. TAXATION OF THE FUND AND SHAREHOLDERS


     The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. The following discussion is only a summary of certain tax considerations generally affecting the Fund and shareholders of the Fund and is not intended as a substitute for careful tax-planning. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.


     INVESTMENT COMPANY TAXATION. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders.

     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

     Gains or losses on sales of securities by the Fund will generally be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund if and when the Fund invests in options or futures transactions. Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term. The application of these special rules would therefore also affect the character of distributions made by the Fund.

     Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Adviser will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will be subject to federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are generally taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Under current law, a portion of the ordinary income dividends received by a shareholder may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

     Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009, and the maximum rate on all ordinary income dividends would move to 35% in 2009 and 39.6% in 2011.

     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

     Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.


     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations. Recently enacted legislation amends certain rules relating to regulated investment companies. This legislation, among other things, modifies the federal income tax treatment of certain distributions to foreign investors. The Fund will no longer be required to withhold any amounts with respect to distributions to foreign shareholders that are properly designated by the Fund as "interest-related dividends" or "short-term capital gain dividends," provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. Currently, however, the Fund will continue to withhold these amounts regardless of the fact that it is no longer required to do so. Distributions attributable to gains from "U.S. real property interests" (including certain U.S. real property holding corporations) may generally be subject to federal withholding tax and may give rise to an obligation on the part of the foreign shareholder to file a U.S. tax return. Also, such gain may be subject to a 30% branch profit tax in the hands of a foreign shareholder that is a corporation. The provisions contained in the legislation relating to distributions to foreign persons generally would apply to distributions with respect to taxable years of regulated investment companies beginning after December 31, 2004 and before January 1, 2008. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences relating to the legislation.


     After the end of each calendar year, shareholders will be sent full information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.

     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the adjusted tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

     Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the Fund, followed by the purchase of shares in the other fund.


     The ability to deduct capital losses may be limited. In addition, if a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares or substantially identical shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.


X. UNDERWRITERS

     The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI. PERFORMANCE DATA


 AVERAGE ANNUAL RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE PERIOD ENDED
                                NOVEMBER 30, 2005



CLASS              INCEPTION DATE  1 YEAR  LIFE OF FUND
-----              --------------  ------  ------------
Class A               07/13/01     3.84%      0.98%
Class B               07/13/01     3.72%      0.97%
Class C               07/13/01     7.69%      1.45%
Class D               07/13/01     9.80%      2.43%



   AVERAGE ANNUAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE PERIOD ENDED
                               NOVEMBER 30, 2005



CLASS              INCEPTION DATE  1 YEAR  LIFE OF FUND
-----              --------------  ------  ------------
Class A               07/13/01     9.59%      2.23%
Class B               07/13/01     8.72%      1.41%
Class C               07/13/01     8.69%      1.45%
Class D               07/13/01     9.80%      2.43%



   AGGREGATE TOTAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE PERIOD ENDED
                                NOVEMBER 30, 2005



CLASS              INCEPTION DATE  1 YEAR  LIFE OF FUND
-----              --------------  ------  ------------
Class A               07/13/01     9.59%      10.14%
Class B               07/13/01     8.72%       6.34%
Class C               07/13/01     8.69%       6.49%
Class D               07/13/01     9.80%      11.11%

  AVERAGE ANNUAL AFTER-TAX RETURNS (ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE)
                                     CLASS B
                         PERIOD ENDED NOVEMBER 30, 2005



CALCULATION METHODOLOGY                       INCEPTION DATE  1 YEAR  LIFE OF FUND
-----------------------                       --------------  ------  ------------
After taxes on distributions                     07/13/01     3.61%      0.86%
After taxes on distributions and redemptions     07/13/01     2.56%      0.77%


XII. FINANCIAL STATEMENTS


     The Fund's audited financial statements for the fiscal year ended November 30, 2005, including notes thereto and the report of Deloitte & Touche LLP, are herein incorporated by reference from the Fund's annual report. A copy of the Fund's ANNUAL REPORT TO SHAREHOLDERS must accompany the delivery of this STATEMENT OF ADDITIONAL INFORMATION.


XIII. FUND COUNSEL

     Clifford Chance US LLP, located at 31 West 52nd Street, New York, NY 10019, acts as the Fund's legal counsel.

                                      *****

     This STATEMENT OF ADDITIONAL INFORMATION and the PROSPECTUS do not contain all of the information set forth in the REGISTRATION STATEMENT the Fund has filed with the SEC. The complete REGISTRATION STATEMENT may be obtained from the SEC.

                                  Appendix A

                          ISS SOCIAL ADVISORY SERVICES
                        SRI U.S. PROXY VOTING GUIDELINES


[ISS LOGO]
INSTITUTIONAL SHAREHOLDER SERVICES

                                                               2099 GAITHER ROAD
                                                                       SUITE 501
                                                      ROCKVILLE, MD - 20850-4045
                                                                  (301) 556-0500
                                                              FAX (301) 556-0486
                                                                WWW.ISSPROXY.COM

Copyright (C) 2006 by Institutional Shareholder Services.

All rights reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher.

Requests for permission to make copies of any part of this work should be sent to:
Institutional Shareholder Services
Marketing Department
2099 Gaither Road
Rockville, MD 20850
ISS is a trademark used herein under license.

                                                               Table of Contents


INTRODUCTION                                                                                                           4


MANAGEMENT PROPOSALS                                                                                                   5

1.  DIRECTOR-RELATED ISSUES                                                                                            5
    1a.  Uncontested Election of Directors                                                                             7
    1b.  Contested Election of Directors                                                                               8
    1c.  Classified Board                                                                                              8
    1d.  Shareholder Ability to Remove Directors                                                                       9
    1e.  Cumulative Voting                                                                                             9
    1f.  Alter Size of the Board                                                                                      10

2.  RATIFICATION OF AUDITORS                                                                                          11

3.  PROXY CONTEST DEFENSES / TENDER OFFER DEFENSES                                                                    12
    3a.  Shareholder Ability to Call Special Meeting                                                                  12
    3b.  Shareholder Ability to Act by Written Consent                                                                12
    3c.  Poison Pills                                                                                                 13
    3d.  Fair Price Provisions                                                                                        13
    3e.  Greenmail                                                                                                    13
    3f.  Unequal Voting Rights                                                                                        14
    3g.  Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws                                        14
    3h.  Supermajority Shareholder Vote Requirement to Approve Mergers                                                14
    3i.  Director and Officer Liability Protection                                                                    14
    3j.  Director and Officer Indemnification                                                                         15

4.  MISCELLANEOUS GOVERNANCE PROVISIONS                                                                               16
    4a.  Confidential Voting                                                                                          16
    4b.  Bundled Proposals                                                                                            16
    4c.  Adjourn Meeting if Votes are Insufficient                                                                    16
    4d.  Changing Corporate Name                                                                                      16
    4e.  Other Business                                                                                               16

5.  CAPITAL STRUCTURE                                                                                                 17
    5a.  Common Stock Authorization                                                                                   17
    5b.  Stock Distributions: Splits and Dividends                                                                    17
    5c.  Reverse Stock Splits                                                                                         17
    5d.  Blank Check Preferred Authorization                                                                          18
    5e.  Adjustments to Par Value of Common Stock                                                                     18
    5f.  Preemptive Rights                                                                                            18
    5g.  Debt Restructurings                                                                                          19
    5h.  Share Repurchase Programs                                                                                    19

6.  EXECUTIVE AND DIRECTOR COMPENSATION                                                                               20
    6a.  Equity-Based Incentive Plans                                                                                 20
    6b.  Approval of Cash or Cash-and-Stock Bonus Plans                                                               21
    6c.  Employee Stock Purchase Plans                                                                                22
    6d.  Outside Director Stock Awards / Options in Lieu of Cash                                                      22

7.  MERGERS AND CORPORATE RESTRUCTURINGS                                                                              22
    7a.  Mergers and Acquisitions                                                                                     23

(C)2006 Institutional Shareholder Services Inc. All Rights Reserved.

    7b.  Voting on State Takeover Statutes                                                                            23
    7c.  Voting on Reincorporation Proposals                                                                          23
    7d.  Corporate Restructuring                                                                                      23
    7e.  Spin-offs                                                                                                    24
    7f.  Asset Sales                                                                                                  24
    7g.  Liquidations                                                                                                 24
    7h.  Appraisal Rights                                                                                             24
    7i.  Going Private Transactions                                                                                   24

8.  MUTUAL FUND PROXIES                                                                                               25
    8a.  Election of Trustees                                                                                         25
    8b.  Investment Advisory Agreement                                                                                25
    8c.  Fundamental Investment                                                                                       25
    8d.  Distribution Agreements                                                                                      25

SHAREHOLDER PROPOSALS                                                                                                 26

9.  CORPORATE GOVERNANCE AND EXECUTIVE COMPENSATION                                                                   26
    9a.  Shareholder Meetings/Housekeeping Issues                                                                     26
    9b.  Board-Related Issues                                                                                         26
    9c.  Shareholder Rights & Board Accountability                                                                    28
    9d.  Compensation Issues                                                                                          31
    9e.  Strategic Issues                                                                                             33

10. SOCIAL & ENVIRONMENTAL PROPOSALS                                                                                  35
    10a. Diversity and Workplace Issues                                                                               36
    10b. Codes of Conduct, Labor Standards & Human Rights                                                             38
    10c. Environment and Energy                                                                                       41
    10d. Weapons                                                                                                      45
    10e. Consumer Issues & Public Safety                                                                              46
    10f. Donations, Government Relations & Outsourcing                                                                50

INTRODUCTION

Institutional Shareholder Services' Social Advisory Services (SAS) division recognizes that socially responsible investors have dual objectives: financial and social. Socially responsible investors invest for economic gain, as do all investors, but they also require that companies in which they invest conduct their business in a socially responsible manner.

The dual objectives carry through to the proxy voting activity, after the security selection process is completed. In voting their shares, socially responsible institutional shareholders are concerned not only with economic returns to shareholders and good corporate governance, but also with the ethical behavior of corporations and the social and environmental impact of their actions.

Social Advisory Services has, therefore, developed proxy voting guidelines that are consistent with the dual objectives of socially responsible shareholders. On matters of social and environment import, the guidelines seek to reflect a broad consensus of the socially responsible investing community. Generally, we take as our frame of reference policies that have been developed by groups such as the Interfaith Center on Corporate Responsibility, the General Board of Pension and Health Benefits of the United Methodist Church, Domini Social Investments, and other leading church shareholders and socially responsible mutual fund companies.

On matters of corporate governance, executive compensation, and corporate structure, Social Advisory Services guidelines are based on a commitment to create and preserve economic value and to advance principles of good corporate governance, consistent with responsibilities to society as a whole.

The guidelines provide an overview of how SAS recommends that its clients vote. We note there may be cases in which the final vote recommendation on a particular company varies from the vote guideline due to the fact that we closely examine the merits of each proposal and consider recent and company-specific information in arriving at our decisions. Where SAS acts as voting agent for clients, it follows each client's voting policy, which may differ in some cases from the policies outlined in this document. SAS updates its guidelines on an annual basis to take into account new social issues and the latest trends in corporate governance.

MANAGEMENT PROPOSALS

1.   DIRECTOR-RELATED ISSUES

A corporation's board of directors sits at the apogee of the corporate governance system. Though they normally delegate responsibility for the management of the business to the senior executives they select and oversee, directors bear ultimate responsibility for the conduct of the corporation's business. The role of directors in publicly held corporations has undergone considerable change in recent years. Once derided as rubber stamps for management, directors of public corporations today are expected to serve as guardians of shareholders' interests.

The role and responsibilities of directors has been the subject of much discussion and debate over the past decade. Influential organizations, including the American Law Institute, the American Bar Association, the National Association of Corporate Directors, and the Business Roundtable have issued reports and recommendations about corporate boards. The press has hounded bad boards, and institutional investors have used their power to force changes as well. Corporate America has responded, embracing in principle many of the reforms championed by its critics.

Although differences of opinion remain, a fairly strong consensus has emerged on a number of key issues. It is widely agreed that the board's most important responsibility is to ensure that the corporation is managed in shareholders' best long-term economic interest. This will often require boards to consider the impact of their actions on other constituencies, including employees, customers, and local communities.

The board's principal functions are widely agreed to consist of the following:
-    To select, evaluate, and if necessary replace the chief executive officer
-    To review and approve major strategies and financial objectives
-    To advise management on significant issues
- To assure that effective controls are in place to safeguard corporate assets, manage risk, and comply with the law
- To nominate directors and otherwise ensure that the board functions effectively

Boards are expected to have a majority of directors independent of management. The independent directors are expected to organize much of the board's work, even if the chief executive officer also serves as Chairman of the board. Key committees of the board are expected to be entirely independent of management. It is expected that boards will engage in critical self-evaluation of themselves and of individual members. Individual directors, in turn, are expected to devote significant amounts of time to their duties, to limit the number of directorships they accept, and to own a meaningful amount of stock in companies on whose boards they serve. Directors are ultimately responsible to the corporation's shareholders. The most direct expression of this responsibility is the requirement that directors be elected to their positions by the shareholders. Shareholders are also asked to vote on a number of other matters regarding the role, structure and composition of the board.

SAS classifies directors as either inside directors, affiliated directors, or independent directors. The following chart outlines the requirements for the various classifications:

                        SAS DIRECTOR CATEGORIZATION CHART

INSIDE DIRECTOR:          -    employee of the company or its affiliates
                          -    non-employee officer of the company if he/she is
                               among the five most highly compensated
                               individuals
                          -    listed as a Section 16 officer in the 10-K or
                               proxy statement(1)
                          -    current interim CEO
                          -    beneficial ownership of more than 50% of the
                               company's voting power (this may be aggregated if
                               voting power is distributed among more than one
                               member of a defined group; e.g. members of a
                               family beneficially own less than 50%
                               individually, but combined own more than 50%)
AFFILIATED DIRECTOR:      -    former executive employee of company or its
                               affiliates
                          -    former interim CEO if the service was longer than
                               one year or if the service was between six months and a year and the compensation was high relative to that of the other directors (5x their pay) or in line with a CEO's compensation
                          -    former executive of an acquired firm, within the
                               past five years
                          -    executive of a former parent firm or affiliate at
                               the time the company was sold or split off from the parent/affiliate
                          -    executive, former executive, general or limited
                               partner of a joint venture or partnership with the company
                          -    relative of current employee of company or its
                               affiliates(2)
                          -    relative of former executive of company or its
                               affiliates within the last five years
                          -    currently provides (or a family member provides)
                               professional services to company or its
                               affiliates or to its officers
                          -    employed by (or a family member is employed by) a
                               significant customer or supplier(3)
                          -    has (or a family member has) any transactional
                               relationship with company or its affiliates excluding investments in the company through a private placement
                          -    has a contractual/guaranteed board seat and is
                               party to a voting agreement to vote in line with management on proposals being brought to shareholders
                          -    has (or a family member has) interlocking
                               relationships as defined by the SEC involving members of the board of directors of its Compensation and Stock Option Committee(4)

----------
(1) "Executives" (Officers subject to Section 16 of the Securities and Exchange Act pf 1934) include the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, any vice president in charge of a principal business unit, division, or function, and any other officer who performs policy making functions). Corporate secretaries and general counsels not listed as officers and not employed by the company will be considered AO's. "Affiliate" includes a subsidiary, sibling company, or parent company.
(2) "Relative" follows the NYSE definition of "immediate family members" which covers: spouses, parents, children, siblings, in-laws, and anyone sharing the director's home.
(3) If the company makes or receives payments exceeding the greater of $200,000 or five percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction).

                          -    founder of a company but not currently an
                               employee
                          -    Trustee, director or employee of a charitable or
                               non-profit organization that receives grants or
                               endowments from the company or its affiliates
                          -    Board attestation that an outside director is not
                               independent or the outside director is considered
                               non-independent under the relevant listing rules,
                               except where such designations are not in
                               conformity with SAS'
                               independence/non-independence criteria
INDEPENDENT DIRECTOR:     -    no connection to company other than board seat
                          -    even if a director has served on the board for
                               over ten years, he/she is still considered to be independent; however, SAS' analysis will indicate the year directors joined the board.

1a.  UNCONTESTED ELECTION OF DIRECTORS

SAS will recommend withholding support for individual nominees or entire slates if we believe that such action is in the best interests of shareholders. In addition to independence, we monitor attendance, stock ownership, conflicts of interest, diversity, and the number of boards on which a director serves.

-    Votes on individual director nominees are made on a CASE-BY-CASE basis.
-    Votes should be WITHHELD from directors who:

     - attend less than 75 percent of the board and committee meetings without a valid excuse for the absences
     -    implement or renew a dead-hand or modified dead-hand poison pill
     - Have adopted a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption
     - sit on more than six public company boards or are CEOs of public companies and sit on more than two public company boards besides their own, but only at their outside directorships
     - are on the compensation committee when there is a negative correlation between chief executive pay and company performance, or for poor compensation practices including excessive perks and egregious employment contracts
     - have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election
     - ignore a shareholder proposal that is approved by a majority of the votes outstanding
     - ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
     - have failed to act on takeover offers where the majority of the shareholders have tendered their shares
     - serve as members of the Audit Committee when more than 50 percent of the total fees paid to the auditor is attributable to non-audit work OR if a company is found to have pulled auditor ratification from the ballot within the past year

----------
(4) Interlocks include: (a) executive officers serving on each other's compensation or similar committees as directors or (b) executive officers sitting on each other's boards and at least one serves on the other's compensation or similar committee.

     - are inside or affiliated directors and sit on the audit, compensation, or nominating committees
     - are inside or affiliated directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees
     - serve as a member of the Nominating Committee that has failed to establish gender and/or racial diversity on the board. If the company does not have a formal nominating committee, votes will be withheld from the entire slate.
     - serve as a member of the Compensation Committee that has approved egregious compensation packages or has failed to adequately disclose the details of such packages.
     - Serve at a Russell 3000 company that underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group (GICS) based on a weighted average TSR. The weightings are as follows: 20 percent weight on 1-year TSR; 30 percent weight on 3-year TSR; and 50 percent weight on 5-year TSR. Company's response to performance issues will be considered before withholding.

Special attention will be paid to companies that show a high level of disregard for shareholder and stakeholder interests; SAS will consider withholding votes from the entire board of directors in these cases. In addition, SAS will recommend withholding votes from the entire board if the board is not composed of a majority of independent directors. SAS will also highlight other governance concerns in the analyses, including whether the company has combined the roles of Chairman and CEO.

1b.  CONTESTED ELECTION OF DIRECTORS
Contested elections of directors frequently occur when a board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Competing slates will be evaluated based upon the personal qualifications of the candidates, the economic impact of the policies that they advance, and their expressed and demonstrated commitment to the interests of all shareholders.

- Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis, considering the following factors:

     - long-term financial performance of the target company relative to its industry; management's track record;
     -    background to the proxy contest;
     - qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met;
     -    stock ownership positions; and
     - impact on stakeholders, such as job loss, community lending, equal opportunity, impact on environment.

1c.  CLASSIFIED BOARD
Under a classified board structure only one class of directors would stand for election each year, and the directors in each class would generally serve three-year terms. Although staggered boards can provide continuity for companies at the board level, there are also a number of

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downsides to the structure. First, a classified board can also be used to entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote. In addition, when a board is classified, it is difficult to remove individual members for either poor attendance or poor performance; shareholders would only have the chance to vote on a given director every third year when he or she comes up for election. The classified board structure can also limit shareholders' ability to withhold votes from inside directors that sit on key board committee, or to withhold votes from an entire board slate to protest the lack of board diversity. In addition to these concerns, empirical evidence has suggested that such a structure is not in shareholders' best interests from a financial perspective. Studies performed by SEC economists and by academics support the view that classified boards are contrary to shareholder interests. For example, the SEC studied the impact of 649 antitakeover proposals, including classified boards, submitted between 1979 and 1985. Stocks within the group showed an average loss in value of 1.31 percent. While we recognize that there are some advantages to classified boards, based on the latest studies on classified boards, the fact that classified boards can make it more difficult for shareholders to remove individual directors, and the fact that classified boards can be used as an antitakeover device, SAS recommends against the adoption of classified boards.

-    Vote FOR proposals to declassify the board the directors.
-    Vote AGAINST proposals to classify the board of directors.

1d.  SHAREHOLDER ABILITY TO REMOVE DIRECTORS
Shareholder ability to remove directors, with or without cause, is either prescribed by a state's business corporation law, an individual company's articles of incorporation, or its bylaws. Many companies have sought shareholder approval for charter or bylaw amendments that would prohibit the removal of directors except for cause, thus ensuring that directors would retain their directorship for their full-term unless found guilty of self-dealing. By requiring cause to be demonstrated through due process, management insulates the directors from removal even if a director has been performing poorly, not attending meetings, or not acting in the best interests of shareholders.

- Vote AGAINST proposals that provide that directors may be removed only for cause.
- Vote FOR proposals to restore shareholder ability to remove directors with or without cause.
- Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
- Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

1e.  CUMULATIVE VOTING
Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a cumulative voting scheme the shareholder is permitted to have one vote per share for each director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the director candidates. Shareholders have the opportunity to elect a minority representative to a board through cumulative voting, thereby ensuring representation for all sizes of shareholders. For example, if there is a company with a ten-member board and 500 shares outstanding--the total number of votes that may be cast is 5,000. In this case a shareholder with 51 shares (10.2 percent of the outstanding shares) would be guaranteed one board seat because all votes may be cast for one candidate.

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-    Vote AGAINST management proposals to eliminate cumulative voting.

1f.  ALTER SIZE OF THE BOARD
Proposals which would allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense. SAS supports management proposals to fix the size of the board at a specific number, thus preventing management when facing a proxy context from increasing the board size without shareholder approval. By increasing the size of the board management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the size of the board as a strategy to oust independent directors. Fixing board size also prevents management from increasing the number of directors in order to dilute the effects of cumulative voting.

-    Vote FOR proposals that seek to fix the size of the board.
- Vote CASE-BY-CASE on proposals that seek to change the size or range of the board.
- Vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

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2.   RATIFICATION OF AUDITORS

Annual election of the outside accountants is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders. Furthermore, audit committees have been the subject of a report released by the Blue Ribbon Commission on Improving the Effectiveness of Corporate Audit Committees in conjunction with the NYSE and the National Association of Securities Dealers. The Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. Special consideration will be given when non-audit fees exceed audit fees, as high non-audit fees can compromise the independence of the auditor. SAS will also monitor both auditor tenure and whether auditor ratification has been pulled from the ballot. In cases where a company has pulled auditor ratification from the ballot within the last year, SAS will withhold votes from audit committee members.

In the summer of 2002, the U.S. Justice Department indicted Arthur Andersen for obstruction of justice in matters relating to the federal investigation of Enron Corp., and Arthur Andersen's viability as a stand-alone firm has been called into doubt by client and employee defections. In light of recent controversies surrounding companies audited by Arthur Andersen, we question the reliability and independence of their auditing services.

- Vote FOR proposals to ratify auditors, unless the non-audit fees paid represent 25 percent or more of the total fees paid to the auditor or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.
- WITHHOLD votes from members of the Audit Committee, if a company is found to have pulled auditor ratification from the ballot.
- WITHHOLD votes from members of the Audit Committee, if material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there is chronic internal control issues and an absence of established effective control mechanisms.

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3.   PROXY CONTEST DEFENSES / TENDER OFFER DEFENSES

Corporate takeover attempts come in various guises. Usually, a would-be acquirer makes a direct offer to the board of directors of a targeted corporation. The bidder may offer to purchase the company for cash and/or securities. If the board approves the offer, a friendly transaction is completed and presented to shareholders for approval. If, however, the board of directors rejects the bid, the acquirer can make a tender offer for the shares directly to the targeted corporation's shareholders. Such offers are referred to as hostile tender bids. Prior to 1968, tender offers were not federally regulated. In 1968, Congress enacted the Williams Act as an amendment to the 1934 Securities and Exchange Act to regulate all tender offers. The Securities and Exchange Commission has adopted regulations pursuant to the Williams Act that are intended to promote fairness and prevent fraudulent or manipulative practices. At the same time, many of the states have enacted statutes that are aimed at protecting incorporated or domiciled corporations from hostile takeovers. Many of these state statutes have been challenged as being unconstitutional on grounds that they violate the Williams Act and the commerce and supremacy clauses of the U.S. Constitution. Most statutes, however, have been upheld. The result is a complex set of federal and state regulation, with federal regulation designed to facilitate transactions and state laws intended to impede them.

Not wishing to wait until they are subjects of hostile takeover attempts, many corporations have adopted antitakeover measures designed to deter unfriendly bids or buy time. The most common defenses are the shareholders rights protection plan, also know as the poison pill, and charter amendments that create barriers to acceptance of hostile bids. In the U.S., poison pills do not require shareholder approval. Shareholders must approve charter amendments, such as classified boards or supermajority vote requirements. In brief, the very existence of defensive measures can foreclose the possibility of tenders and hence, opportunities to premium prices for shareholders.

3a.  SHAREHOLDER ABILITY TO CALL SPECIAL MEETING
Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. Sometimes this right applies only if a shareholder or a group of shareholders own a specified percentage of shares, with 10 percent being the most common. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

- Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.
- Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

3b.  SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
Consent solicitations allow shareholders to vote on and respond to shareholder and management proposals by mail without having to act at a physical meeting. A consent card is sent by mail for shareholder approval and only requires a signature for action. Some corporate bylaws require supermajority votes for consents while at others standard annual meeting rules apply. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or

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respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

- Vote FOR proposals to allow or facilitate shareholder action by written consent.
- Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

3c.  POISON PILLS
Poison pills are corporate-sponsored financial devices that, when triggered by potential acquirers, do one or more of the following: 1) dilute the acquirer's equity holdings in the target company; 2) dilute the acquirer's voting interests in the target company; or 3) dilute the acquirer's equity holdings in the post-merger company. Poison pills generally allow shareholders to purchase shares from, or sell shares back to, the target company (flip in pill) and/or the potential acquirer (flip-out pill) at a price far out of line with fair market value. Depending on the type of pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison pills insulate management from the threat of a change in control and provide the target board with veto power over takeover bids. Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

- Review on a CASE-BY-CASE basis management proposals to ratify a poison pill. Look for shareholder friendly features including a two to three year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, shareholder redemption feature, and the absence of dead hand features.

3d.  FAIR PRICE PROVISIONS
Fair price provisions were originally designed to specifically defend against the most coercive of takeover devises, the two-tiered, front-end loaded tender offer. In such a hostile takeover, the bidder offers cash for enough shares to gain control of the target. At the same time the acquirer states that once control has been obtained, the target's remaining shares will be purchased with cash, cash and securities or only securities. Since the payment offered for the remaining stock is, by design less valuable than the original offer for the controlling shares, shareholders are forced to sell out early to maximize their value. Standard fair price provisions require that, absent board or shareholder approval of the acquisition, the bidder must pay the remaining shareholders the same price for their shares that brought control.

- Vote FOR fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

3e.  GREENMAIL
Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of shares, the practice discriminates against most shareholders. This transferred cash, absent the greenmail payment, could be put to much better use for reinvestment in the company, payment of dividends, or to fund a public share repurchase program.

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-    Vote FOR proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.
- Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

3f.  UNEQUAL VOTING RIGHTS
Incumbent managers use unequal voting rights with the voting rights of their common shares superior to other shareholders in order to concentrate their power and insolate themselves from the wishes of the majority of shareholders. Dual class exchange offers involve a transfer of voting rights from one group of shareholders to another group of shareholders typically through the payment of a preferential dividend. A dual class recapitalization also establishes two classes of common stock with unequal voting rights, but initially involves an equal distribution of preferential and inferior voting shares to current shareholders.

-    Generally vote AGAINST dual class.
- Vote FOR dual class recapitalizations when the structure is designed to protect economic interests of investors.

3g. SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND CHARTER OR BYLAWS Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

- Vote FOR proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.
- Vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

3h. SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

- Vote FOR proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.
- Vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

3i.  DIRECTOR AND OFFICER LIABILITY PROTECTION
Management proposals typically seek shareholder approval to adopt an amendment to the company's charter to eliminate or limit the personal liability of directors to the company and its shareholders for monetary damages for any breach of fiduciary duty to the fullest extent permitted by state law. In contrast, shareholder proposals seek to provide for personal monetary liability for fiduciary breaches arising from gross negligence. While SAS recognizes that a company may have a more difficult time attracting and retaining directors if they are subject to personal monetary liability, SAS believes the great responsibility and authority of directors justifies holding them accountable for their actions. Each proposal addressing director liability will be evaluated consistent with this philosophy. SAS may support these proposals

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when the company persuasively argues that such action is necessary to attract and retain directors, but SAS may often oppose management proposals and support shareholder proposals in light of our philosophy of promoting director accountability.

- Vote AGAINST proposals to limit or eliminate entirely director and officer liability for (i) a breach of the duty of loyalty, (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violations of the law, (iii) acts involving the unlawful purchases or redemptions of stock, (iv) the payment of unlawful dividends, or (v) the receipt of improper personal benefits.

3j.  DIRECTOR AND OFFICER INDEMNIFICATION
Indemnification is the payment by a company of the expenses of directors who become involved in litigation as a result of their service to a company. Proposals to indemnify a company's directors differ from those to eliminate or reduce their liability because with indemnification directors may still be liable for an act or omission, but the company will bear the expense. SAS may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but will generally oppose indemnification when it is being proposed to insulate directors from actions they have already taken.

- Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.
- Vote FOR only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

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4.   MISCELLANEOUS GOVERNANCE PROVISIONS

4a.  CONFIDENTIAL VOTING
Confidential voting, or voting by secret ballot, is one of the key structural issues in the proxy system. It ensures that all votes are based on the merits of proposals and cast in the best interests of fiduciary clients and pension plan beneficiaries. In a confidential voting system, only vote tabulators and inspectors of election may examine individual proxies and ballots; management and shareholders are given only vote totals. In an open voting system, management can determine who has voted against its nominees or proposals and then re-solicit those votes before the final vote count. As a result, shareholders can be pressured to vote with management at companies with which they maintain, or would like to establish, a business relationship. Confidential voting also protects employee shareholders from retaliation. Shares held by employee stock ownership plans, for example, are important votes that are typically voted by employees.

-    Vote FOR management proposals to adopt confidential voting.

4b.  BUNDLED PROPOSALS
- Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

4c.  ADJOURN MEETING IF VOTES ARE INSUFFICIENT
Companies may ask shareholders to adjourn a meeting in order to solicit more votes. Generally, shareholders already have enough information to make their vote decisions. Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

-    Vote AGAINST proposals to adjourn the meeting when votes are insufficient.

4d.  CHANGING CORPORATE NAME
Proposals to change a company's name are generally routine matters. Generally, the name change reflects a change in corporate direction or the result of a merger agreement.

-    Vote FOR changing the corporate name.

4e.  OTHER BUSINESS
Other business proposals are routine items to allow shareholders to raise other issues and discuss them at the meeting. Only issues that may be legally discussed at meetings may be raised under this authority. However, shareholders cannot know the content of these issues so they are generally not supported.

-    Vote AGAINST other business proposals.

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5.   CAPITAL STRUCTURE

The equity in a corporate enterprise (that is, the residual value of the company's assets after the payment of all debts) belongs to the shareholders. Equity securities may be employed, or manipulated, in a manner that will ultimately enhance or detract from shareholder value. As such, certain actions undertaken by management in relation to a company's capital structure can be of considerable significance to shareholders. Changes in capitalization usually require shareholder approval or ratification.

5a.  COMMON STOCK AUTHORIZATION

State statutes and stock exchanges require shareholder approval for increases in the number of common shares. Corporations increase their supply of common stock for a variety of ordinary business purposes: raising new capital, funding stock compensation programs, business acquisitions, and implementation of stock splits or payment of stock dividends.

Proposals to increase authorized common stock are evaluated on a case-by-case basis, taking into account the size of the increase, the company's need for additional shares, and the company's performance as compared with their industry peers. A company's need for additional shares is gauged by measuring shares outstanding and reserved as a percentage of the total number of shares currently authorized for issuance. For industry peer comparisons, SAS relies on data compiled by ISS on common stock authorization proposals for companies comprising 98 percent of the investable U.S. equity market. Companies are classified into one of 11 peer groups and each company's performance is measured on the basis of three-year total shareholder returns.

SAS evaluates on a case-by-case basis on proposals when the company intends to use the additional stock to implement a poison pill or other takeover defense.

- Review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.

5b.  STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS
- Vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance as measured by total shareholder returns.

5c.  REVERSE STOCK SPLITS
Reverse splits exchange multiple shares for a lesser amount to increase share price. Increasing share price is sometimes necessary to restore a company's share price to a level that will allow it to be traded on the national stock exchanges. In addition, some brokerage houses have a policy of not monitoring or investing in very low priced shares. Reverse stock splits help maintain stock liquidity.

- We will review management proposals to implement a reverse stock split on a CASE-BY-CASE basis.

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-    We will generally vote FOR a reverse stock split if management provides a reasonable justification for the split and the company's authorized shares are adjusted accordingly.

5d.  BLANK CHECK PREFERRED AUTHORIZATION
Preferred stock is an equity security, which has certain features similar to debt instruments , such as fixed dividend payments, seniority of claims to common stock, and in most cases no voting rights. The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion--with voting rights, conversion, distribution and other rights to be determined by the board at time of issue. Blank check preferred stock can be used for sound corporate purposes, but could be used as a devise to thwart hostile takeovers without shareholder approval.

- Vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.
- Review on a CASE-BY-CASE basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.
- Review on a CASE-BY-CASE basis proposals to increase the number of authorized blank check preferred shares. If the company does not have any preferred shares outstanding we will vote against the requested increase.
- Vote FOR requests to require shareholder approval for blank check authorizations.

5e.  ADJUSTMENTS TO PAR VALUE OF COMMON STOCK
Stock that has a fixed per share value that is on its certificate is called par value stock. The purpose of par value stock is to establish the maximum responsibility of a stockholder in the event that a corporation becomes insolvent. Proposals to reduce par value come from certain state level requirements for regulatory industries such as banks, and other legal requirements relating to the payment of dividends.

-    Vote FOR management proposals to reduce the par value of common stock.

5f.  PREEMPTIVE RIGHTS
Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. These rights guarantee existing shareholders the first opportunity to purchase shares of new issues of stock in the same class as their own and in the same proportion. The absence of these rights could cause stockholders' interest in a company to be reduced by the sale of additional shares without their knowledge and at prices unfavorable to them. Preemptive rights, however, can make it difficult for corporations to issue large blocks of stock for general corporate purposes. Both corporations and shareholders benefit when corporations are able to arrange issues without preemptive rights that do not result in a substantial transfer of control.

- Review on a CASE-BY-CASE basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

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5g.  DEBT RESTRUCTURINGS
Proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan will be analyzed considering the following issues:

        DILUTION--How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
        CHANGE IN CONTROL--Will the transaction result in a change in control of the company?
        BANKRUPTCY--Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

-    Review on a CASE-BY-CASE basis proposals regarding debt restructurings.

5h.  SHARE REPURCHASE PROGRAMS
- Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

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6.   EXECUTIVE AND DIRECTOR COMPENSATION

As executive pay levels continue to soar, non-salary compensation remains one of the most sensitive and visible corporate governance issues. Although shareholders have little say about how much the CEO is paid in salary and bonus, they do have a major voice in approving stock option and incentive plans.

Without a doubt, stock option plans transfer significant amounts of wealth from shareholders to employees, and in particular to executives and directors. Rightly, the cost of these plans must be in line with the anticipated benefits to shareholders. Clearly, reasonable limits must be set on dilution as well as administrative authority. In addition, shareholders must consider the necessity of the various pay programs and examine the appropriateness of award types. Consequently, the pros and cons of these proposals necessitate a case-by-case evaluation.

Factors that increase the cost (or have the potential to increase the cost) of plans to shareholders, include: excessive dilution; options awarded at below-market discounts; permissive policies on pyramiding; restricted stock giveaways that reward tenure rather than results; sales of shares on concessionary terms; blank-check authority for administering committees; option repricing or option replacements; accelerated vesting of awards in the event of defined changes in corporate control; stand-alone stock appreciation rights; loans or other forms of assistance; or evidence of improvident award policies.

Positive plan features that can offset costly features include: plans with modest dilution potential (i.e. appreciably below double-digit levels), bars to pyramiding and related safeguards for investor interests. Also favorable are performance programs of two or more year duration; bonus schemes that pay off in non-dilutive, fully deductible cash; 401K and other thrift or profit sharing plans; and tax-favored employee stock purchase plans. In general, we believe that stock plans should afford incentives, not sure-fire, risk-free rewards.

6a.  EQUITY-BASED INCENTIVE PLANS
The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders) instead of simply focusing on voting power dilution. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power.

Once the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. To determine allowable caps, companies are categorized according to Global Industry Classification Standard (GICS) groups. Top quartile performers for each group are identified on the basis of five-year total shareholder returns. Industry-specific cap equations are developed using regression analysis to determine those variables that have the strongest correlation to shareholder value transfer. Industry equations are used to determine a company-specific allowable cap; this is accomplished by plugging company-specific data into the appropriate industry equation to reflect size, performance, and levels of cash compensation. In addition, we prefer that companies take additional steps to improve the incentive value of the plan, particularly those

                                      A-20
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that aim to encourage executives to focus on long term performance. Holding periods, vesting provisions, and additional performance criteria are therefore encouraged.

Vote recommendations are primarily determined by this quantitative analysis. If the proposed plan cost is above the allowable cap, an AGAINST recommendation is made. If the proposed cost is below the allowable cap, a vote FOR the plan is recommended unless the plan violates the repricing guidelines or there are other significant concerns with the plan. If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an AGAINST vote--even in cases where the plan cost is considered acceptable based on the quantitative analysis. SAS will also give special consideration to companies that have been unresponsive to shareholder concerns with executive compensation issues.

In the event there is a disconnect between the CEO's pay and performance, where the main source for the pay increase is equity-based and the CEO participates in the plan being voted on, specifically, if more than half of the increase in total direct compensation is attributable to the equity component, SAS will generally recommend AGAINST the equity plan in which the CEO participates. In the case of a disconnect between the CEO's pay and performance, SAS will also recommend WITHHOLD votes from the compensation committee members whether or not an equity plan is on the ballot.

SAS will also consider the average three-year burn rate of companies in evaluating the costs of equity plans. Annual burn-rate levels are becoming important to institutional investors. Burn-rate, also known as run rate, is another measure of dilution that shows how rapid the company is depleting its shares reserved for equity compensation plans. It also captures the annual cost of granting equity to employees in terms of shares. The burn rate policy shall apply when there is an equity plan on the ballot.

- Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis.

6b.  APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS
Cash bonus plans can be an important part of an executive's overall pay package, along with stock-based plans tied to long-term total shareholder returns. Over the long term, stock prices are an excellent indicator of management performance. However, other factors, such as economic conditions and investor reaction to the stock market in general and certain industries in particular, can greatly impact the company's stock price. As a result, a cash bonus plan can effectively reward individual performance and the achievement of business unit objectives that are independent of short-term market share price fluctuations.

- Vote FOR plans where the performance measures included under the plan are appropriate, the plan is administered by a committee of independent outsiders, and the preservation of the full deductibility of all compensation paid reduces the company's corporate tax obligation.

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6c. EMPLOYEE STOCK PURCHASE PLANS
Employee stock purchase plans enable employees to become shareholders, which gives them a stake in the company's growth. However, purchase plans are beneficial only when they are well balanced and in the best interests of all shareholders. From a shareholder's perspective, plans with offering periods of 27 months or less are preferable. Plans with longer offering periods remove too much of the market risk and could give participants excessive discounts on their stock purchases that are not offered to other shareholders.

Qualified employee stock purchase plans qualify for favorable tax treatment under Section 423 of the Internal Revenue Code. Such plans must be broad-based, permitting all full-time employees to participate. Some companies also permit part-time staff to participate. Qualified ESPP plans will soon have an expense charge to the income statements. Therefore, some companies offer nonqualified ESPP.

For nonqualified ESPPs, companies provide a match to employees' contributions instead of a discount in stock price. Also, limits are placed on employees' contributions. Some companies provide a maximum dollar value for the year and others specify the limits in terms of a percent of base salary, excluding bonus or commissions. For plans that do not qualify under Section 423 of the IRC, a plan participant will not recognize income by participating in the plan, but will recognize ordinary compensation income for federal income tax purposes at the time of the purchase.

- Vote FOR qualified employee stock purchase plans with an offering period of 27 months or less when voting power dilution is ten percent or less.
- Vote AGAINST qualified employee stock purchase plans with an offering period of greater than 27 months or voting power dilution of greater than ten percent.

- Vote FOR nonqualified employee stock purchase plans with broad-based participation, limits on employee contribution, company matching of up to 25 percent, and no discount on the stock price on the date of purchase.
- Vote AGAINST nonqualified employee stock purchase plans without broad-based participation, or when company matching exceeds 25 percent, or discounts are offered on the stock price at the date of purchase.

6d.  OUTSIDE DIRECTOR STOCK AWARDS / OPTIONS IN LIEU OF CASH
These proposals seek to pay outside directors a portion of their compensation in stock rather than cash. By doing this, a director's interest may be more closely aligned with those of shareholders.

- Vote FOR proposals that seek to pay outside directors a portion of their compensation in stock rather than cash.

7.   MERGERS AND CORPORATE RESTRUCTURINGS

A merger occurs when one corporation is absorbed into another and ceases to exist. The surviving company gains all the rights, privileges, powers, duties, obligations and liabilities of the merged corporation. The shareholders of the absorbed company receive stock or securities of

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the surviving company or other consideration as provided by the plan of merger.
Mergers, consolidations, share exchanges, and sale of assets are friendly in nature, which is to say that both sides have agreed to the combination or acquisition of assets.

Shareholder approval for an acquiring company is generally not required under state law or stock exchange regulations unless the acquisition is in the form of a stock transaction which would result in the issue of 20 percent or more of the acquirer's outstanding shares or voting power, or unless the two entities involved require that shareholders approve the deal. Under most state laws, however, a target company must submit merger agreements to a shareholder vote. Shareholder approval is required in the formation of a consolidated corporation.

7a.  MERGERS AND ACQUISITIONS
When voting on mergers and acquisitions we will take into account at least the following:

       - anticipated financial and operating benefits;
       - offer price (cost vs. premium);
       - prospects of the combined companies;
       - how the deal was negotiated;
       - the opinion of the financial advisor;
       - potential conflicts of interest between management's interests and shareholders' interests;
       - changes in corporate governance and their impact on shareholder rights; and
       - impact on community stakeholders and workforce including impact on stakeholders, such as job loss, community lending, equal opportunity, impact on environment.

-    Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis.

7b.  VOTING ON STATE TAKEOVER STATUTES
- We review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

- We generally vote FOR opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders. We would be less supportive of takeover statutes that only serve to protect incumbent management from accountability to shareholders and which negatively influence shareholder value.

7c.  VOTING ON REINCORPORATION PROPOSALS
- Proposals to change a company's state of incorporation should be examined on a CASE-BY-CASE basis. Review management's rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the corporations. Reincorporations into "tax havens" will be given special consideration.

7d.  CORPORATE RESTRUCTURING
- Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales, should be considered on a CASE-BY-CASE basis.

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7e.  SPIN-OFFS
- Votes on spin-offs should be considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

7f.  ASSET SALES
- Votes on asset sales should be made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

7g.  LIQUIDATIONS
- Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

7h.  APPRAISAL RIGHTS
Rights of appraisal provide shareholders who do not approve of the terms of certain corporate transactions the right to demand a judicial review in order to determine the fair value for their shares. The right of appraisal generally applies to mergers, sales of essentially all assets of the corporation, and charter amendments that may have a materially adverse effect on the rights of dissenting shareholders.

- Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

7i.  GOING PRIVATE TRANSACTIONS

- Vote CASE-BY-CASE on going private transactions, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

- Vote CASE-BY-CASE on "going dark" transactions, determining whether the transaction enhances shareholder value by taking into consideration:
     - Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
     -    Cash-out value;
     - Whether the interests of continuing and cashed-out shareholders are balanced; and
     -    The market reaction to public announcement of transaction.

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8.   MUTUAL FUND PROXIES

8a.  ELECTION OF TRUSTEES
Votes on trustee nominees are made on a CASE-BY-CASE basis, votes on the entire board of directors will examine the following factors:

Votes should be WITHHELD from directors who:

1) attend less than 75 percent of the board and committee meetings without a valid excuse for the absences
2)   implement or renew a dead-hand or modified dead-hand poison pill
3) ignore a shareholder proposal that is approved by a majority of the votes cast
4) have failed to act on takeover offers where the majority of the shareholders have tendered their shares

8b.  INVESTMENT ADVISORY AGREEMENT
An investment advisory agreement is an agreement between a mutual fund and its financial advisor under which the financial advisor provides investment advice to the fund in return for a fee based on the fund's net asset size.

- Votes on investment advisory agreements should be evaluated on a CASE-BY-CASE basis.

8c.  FUNDAMENTAL INVESTMENT
Fundamental investment restrictions are limitations within a fund's articles of incorporation that limit the investment practices of the particular fund.

- Votes on amendments to a fund's fundamental investment restrictions should be evaluated on a CASE-BY-CASE basis.

8d.  DISTRIBUTION AGREEMENTS
Distribution agreements are agreements between a fund and its distributor which provide that the distributor is paid a fee to promote the sale of the fund's shares.

- Votes on distribution agreements should be evaluated on a CASE-BY-CASE basis.

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SHAREHOLDER PROPOSALS

9.   CORPORATE GOVERNANCE AND EXECUTIVE COMPENSATION

9a.  SHAREHOLDER MEETINGS/HOUSEKEEPING ISSUES
9a-1. ROTATE ANNUAL MEETING:

The argument in favor of rotating annual meeting location sites is to enable a greater number of shareholders to attend and participate in the meeting.

- Vote FOR shareholder proposals to rotate the annual meeting of shareholders or change the date and time of the meeting.

9b.  BOARD-RELATED ISSUES

9b-1. DECLASSIFY BOARD OF DIRECTORS:
Under a classified board structure only one class of directors would stand for election each year, and the directors in each class would generally serve three-year terms. Although staggered boards can provide continuity for companies at the board level, there are also a number of downsides to the structure. First, a classified board can also be used to entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote. In addition, when a board is classified, it is difficult to remove individual members for either poor attendance or poor performance; shareholders would only have the chance to vote on a given director every third year when he or she comes up for election. The classified board structure can also limit shareholders' ability to withhold votes from inside directors that sit on key board committee, or to withhold votes from an entire board slate to protest the lack of board diversity. In addition to these concerns, empirical evidence has suggested that such a structure is not in shareholders' best interests from a financial perspective. Studies performed by SEC economists and by academics support the view that classified boards are contrary to shareholder interests. For example, the SEC studied the impact of 649 antitakeover proposals, including classified boards, submitted between 1979 and 1985. Stocks within the group showed an average loss in value of 1.31 percent. While we recognize that there are some advantages to classified boards, based on the latest studies on classified boards, the fact that classified boards can make it more difficult for shareholders to remove individual directors, and the fact that classified boards can be used as an antitakeover device, SAS recommends against the adoption of classified boards.

-    Vote FOR proposals to declassify the board the directors.

9b-2. SEPARATE CHAIRMAN AND CEO:
One of the principle functions of the board is to monitor and evaluate the performance of the CEO. The chairman's duty to oversee management is obviously compromised when he is required to monitor himself. Generally we vote for shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

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-    Vote FOR shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

9b-3. ADOPT CUMULATIVE VOTING:
Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a cumulative voting scheme the shareholder is permitted to have one vote per share for each director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the director candidates. Shareholders have the opportunity to elect a minority representative to a board through cumulative voting, thereby ensuring representation for all sizes of shareholders. For example, if there is a company with a ten-member board and 500 shares outstanding--the total number of votes that may be cast is 5,000. In this case a shareholder with 51 shares (10.2 percent of the outstanding shares) would be guaranteed one board seat because all votes may be cast for one candidate. Cumulative voting therefore makes it easier for dissidents to be elected to a board.

-    Vote for shareholder proposals to permit cumulative voting.

9b-4. MAJORITY OF INDEPENDENT DIRECTORS:
SAS believes that a board independent from management is of vital importance to a company and its shareholders. Accordingly, SAS will cast votes in a manner that shall encourage the independence of boards. Independence will be evaluated based upon a number of factors, including: employment by the company or an affiliate in an executive capacity within the last five years; past or current employment by a firm that is one of the company's paid advisors or consultants; personal services contract with the company; family relationships of an executive or director of the company; interlocks with other companies on which the company's chairman or chief executive officer is also a board member, service with a non-profit that receives significant contributions from the company.

- Vote FOR shareholder proposals that request that the board be comprised of a majority of independent directors.
- Vote FOR shareholder proposals to strengthen the definition of independence for board directors.

9b-5. INDEPENDENT COMMITTEES:
Most corporate governance experts agree that the key board committees (audit, compensation, and nominating/corporate governance) of a corporation should include only independent directors. The independence of key committees has been encouraged by regulation. For example, the NYSE requires that the audit committees of listed companies to be entirely "independent." SEC proxy rules require disclosure of any members of a compensation committee who have significant business relationships with the company or interlocking directorships. SAS believes that initiatives to increase the independent representation of these committees or require that these committees be independent should be supported.

- Vote FOR shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

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9b-6. ADOPT DIRECTOR TERM LIMITS:
Those who support term limits argue that this requirement would bring new ideas and approaches to a board. However, we prefer to look at directors and their contributions to the board individually rather than impose a strict rule.

- Vote AGAINST shareholder proposals to limit the tenure of outside directors.

9b-7. IMPLEMENT DIRECTOR SHARE OWNERSHIP REQUIREMENT:
Corporate directors should own some amount of stock of the companies on which they serve as board members. It is a simple way to align the interests of directors and shareholders. However, many highly qualified individuals such as academics and clergy, might not be able to meet this requirement. A preferred solution is to look at the board nominees individually and take stock ownership into consideration when voting on candidates. Vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

- Vote AGAINST shareholder proposals that seek to establish mandatory share ownership requirements for directors.
- Vote FOR shareholder proposals that ask directors to accept a certain percentage of their annual retainer in the form of stock.

9b-8.MAJORITY THRESHOLD VOTING REQUIREMENT FOR DIRECTORS:
Shareholders have expressed strong support for precatory shareholders on majority threshold voting. SAS believes shareholders should have a greater voice in regard to the election of directors and believes majority threshold voting represents a viable alternative to the current plurality system in the U.S.

- Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g. contested elections).

- Consider voting AGAINST the shareholder proposal if the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

9c.  SHAREHOLDER RIGHTS & BOARD ACCOUNTABILITY

9c-1. REDUCE SUPERMAJORITY VOTE REQUIREMENTS:
Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

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-    Vote FOR proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.
- Vote FOR proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

9c-2. REMOVE ANTITAKEOVER PROVISIONS:
There are numerous antitakeover mechanisms available to corporations that can make takeovers prohibitively expensive for a bidder or at least guarantee that all shareholders are treated equally. The debate over antitakeover devices centers on whether these devices enhance or detract from shareholder value. One theory argues that a company's board, when armed with these takeover protections, may use them as negotiating tools to obtain a higher premium for shareholders. The opposing view maintains that managements afforded such protection are more likely to become entrenched than to actively pursue the best interests of shareholders. Such takeover defenses also serve as obstacles to the normal functioning of the marketplace which, when operating efficiently, should replace incapable and poorly performing managements.

-    Vote FOR shareholder proposals that seek to remove antitakeover provisions.

9c-3. SUBMIT POISON PILL (SHAREHOLDER RIGHTS PLAN) TO A VOTE:
Shareholder rights plans, typically known as poison pills, take the form of rights or warrants issued to shareholders and are triggered when a potential acquiring stockholder reaches a certain threshold of ownership. When triggered, poison pills generally allow shareholders to purchase shares from, or sell shares back to, the target company (flip in pill) and/or the potential acquirer (flip-out pill) at a price far out of line with fair market value. Depending on the type of pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison pills insulate management from the threat of a change in control and provide the target board with veto power over takeover bids. Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

- vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
- review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.
- Vote CASE-BY-CASE on proposals to amend an existing shareholder rights plan.

9c-4. CONFIDENTIAL VOTING:
Confidential voting, or voting by secret ballot, is one of the key structural issues in the proxy system. It ensures that all votes are based on the merits of proposals and cast in the best interests of fiduciary clients and pension plan beneficiaries. In a confidential voting system, only vote tabulators and inspectors of election may examine individual proxies and ballots; management and shareholders are given only vote totals. In an open voting system, management can determine who has voted against its nominees or proposals and then resolicit those votes before the final vote count. As a result, shareholders can be pressured to vote with management at companies with which they maintain, or would like to establish, a business relationship. Confidential voting also protects employee shareholders from retaliation. Shares

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held by employee stock ownership plans, for example, are important votes that are typically voted by employees.

The confidential ballot ensures that voters are not subject to real or perceived coercion. In an open voting system management can determine who has voted against its nominees or proposals before a final vote count. As a result, shareholders can be pressured to vote with management at companies with which they maintain or would like to establish a business relationship.

- Vote FOR shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: IN THE CASE OF A CONTESTED ELECTION, MANAGEMENT IS PERMITTED TO REQUEST THAT THE DISSIDENT GROUP HONOR ITS CONFIDENTIAL VOTING POLICY. IF THE DISSIDENTS AGREE, THE POLICY REMAINS IN PLACE. IF THE DISSIDENTS DO NOT AGREE, THE CONFIDENTIAL VOTING POLICY IS WAIVED.

9c-5. WRITTEN CONSENT/SPECIAL MEETING:
Consent solicitations allow shareholders to vote on and respond to shareholder and management proposals by mail without having to act at a physical meeting. A consent card is sent by mail for shareholder approval and only requires a signature for action. Some corporate bylaws require supermajority votes for consents while at others standard annual meeting rules apply. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling. Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. Sometimes this right applies only if a shareholder or a group of shareholders own a specified percentage of shares, with 10 percent being the most common. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

- Vote FOR shareholder proposals that provide for shareholder ability to take action by written consent and/or call a special meeting.

9c-6. ELECT AUDITORS/ ENSURE AUDITOR INDEPENDENCE:
These shareholder proposals request that the board allow shareholders to elect the company's auditor at each annual meeting. Annual election of the outside accountants is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders. Furthermore, audit committees have been the subject of a report released by the Blue Ribbon Commission on Improving the Effectiveness of Corporate Audit Committees in conjunction with the NYSE and the National Association of Securities Dealers. The Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. SAS believes that shareholders should have the ability to ratify the auditor on an annual basis.

-    Vote FOR proposals that would allow shareholders to elect the auditors.

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-    Vote FOR proposals that ask a company to adopt a policy on auditor independence
- Vote FOR proposals that seek to limit the non-audit services provided by the company's auditor
- Vote FOR shareholder proposals to allow shareholders to vote on auditor ratification.

9c-7. AUDITOR ROTATION:
To minimize any conflict of interest that may rise between the company and its auditor, SAS supports the rotation of auditors. Currently, SEC rules provide that partners should be rotated every five years. However, SAS also believes that the long tenure of audit firms at U.S. companies can be problematic.

- Vote FOR shareholder proposals to rotate company's auditor every five years or more. SAS believes that proposing a rotation period less than five years is unreasonably restrictive and may negatively affect audit quality and service while increasing expense.

9d.  COMPENSATION ISSUES

9d-1. INCREASE DISCLOSURE OF EXECUTIVE COMPENSATION:
The SEC requires that companies disclose, in their proxy statements, the salaries of the top five corporate executives (who make at least $100,000 a year). Companies also disclose their compensation practices and details of their stock-based compensation plans. While this level of disclosure is helpful, it often does not provide a complete picture of the company's compensation practices. For shareholders to make informed decisions on compensation levels, they need to have clear, concise information at their disposal. Increased disclosure will help ensure that management (1) has legitimate reasons for setting specific pay levels, and (2) is held accountable for its actions.

- Vote FOR shareholder proposals seeking increased disclosure on executive compensation issues including the preparation of a formal report on executive compensation practices and policies.

9d-2. LIMIT EXECUTIVE COMPENSATION:
Proposals that seek to limit executive or director compensation usually focus on the absolute dollar figure of the compensation or focus on the ratio of compensation between the executives and the average worker of a specific company. A BUSINESS WEEK article cited by the AFL-CIO has stated that the average CEO of a major corporation made 42 times the pay of a typical American factory worker in 1980. By 1990, that ratio had more than doubled to 85 times the average factory wage. Eight years later the ratio was a "staggering" 419 times the average factory wage in 1998. According to the AFL-CIO, if this rate of growth were to continue, the average CEO's salary would equal that of about 150,000 American factory workers in the year 2050. Proponents argue that the exponential growth of executive salaries is not in the best interests of shareholders, especially when that pay is exorbitant when compared to the compensation of other workers.

- Vote FOR proposals to prepare reports seeking to compare the wages of a company's lowest paid worker to the highest paid workers.
- Vote CASE-BY-CASE on proposals that seek to establish a fixed ratio between the company's lowest paid workers and the highest paid workers.

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9d-3. PROHIBIT/REQUIRE SHAREHOLDER APPROVAL FOR OPTION REPRICING:
Repricing involves the reduction of the original exercise price of a stock option after the fall in share price. SAS does not support repricing since it undermines the incentive purpose of the plan. The use of options as incentive means that employees must bear the same risks as shareholders in holding these options. Shareholder resolutions calling on companies to abandon the practice of repricing or to submit repricings to a shareholder vote will be supported.

-    Vote FOR shareholder proposals seeking to limit repricing.
- Vote FOR shareholder proposals asking the company to have option repricings submitted for shareholder ratification.

9d-4. SEVERANCE AGREEMENTS/ GOLDEN PARACHUTES:
Golden and tin parachutes are designed to protect the employees of a corporation in the event of a change in control. With Golden Parachutes senior level management employees receive a pay out during a change in control at usually two to three times base salary. Increasingly companies that have golden parachute agreements for executives are extending coverage for all their employees via tin parachutes. The SEC requires disclosure of all golden parachutes arrangements in the proxy, such disclosure is not required of tin parachutes.

- Vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

9d-5. CASH BALANCE PLANS:
A cash balance plan is a defined benefit plan that treats an earned retirement benefit as if it were a credit from a defined contribution plan, but which provides a stated benefit at the end of its term. Because employer contributions to these plans are credited evenly over the life of a plan, and not based on a seniority formula they may reduce payouts to long-term employees who are currently vested in plans.

Cash-balance pension conversions are undergoing congressional and federal agency scrutiny in the wake of high-profile EEOC complaints on age discrimination and employee anger at companies like IBM. While significant change is unlikely in the short-term, business interests are worried enough that the National Association of Manufacturers and other business lobbies are forming a Capitol Hill coalition to preserve the essential features of the plans and to overturn a recent IRS ruling. Driving the push behind conversions from traditional pension plans to cash-balance plans are the substantial savings that companies generate in the process. Critics point out that this savings is gained at the expense of the most senior employees. Resolutions call on corporate boards to establish a committee of outside directors to prepare a report to shareholders on the potential impact of pension-related proposals now being considered by national policymakers in reaction to the controversy spawned by the plans.

- Vote FOR shareholder proposals calling for non-discrimination in retirement benefits.
- Vote FOR shareholder proposals asking a company to give employees the option of electing to participate in either a cash balance plan or in a defined benefit plan.

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9d-6. PERFORMANCE-BASED OPTIONS/INDEXED OPTIONS:
SAS supports compensating executives at a reasonable rate and believes that executive compensation should be strongly correlated to performance. SAS supports option plans that provide challenging performance objectives and serve to motivate executives to excellent performance, and oppose plans that offer unreasonable benefits to executives that are not available to any other shareholders. SAS supports stock options as a significant component of compensation, but believes that there should be limits on grants to both individuals and the company's top executives, including: (1) no individual may be granted more than five percent of the total options granted in a single year, and (2) a company's group of executive officers may not be granted more than ten percent of the total options granted in the single year.

- Vote FOR shareholder proposals to link executive pay to performance, including the use of indexed options and other indicators.

9d-7. LINK COMPENSATION TO NON-FINANCIAL FACTORS:
Proponents of these proposals feel that social criteria should be factored into the formulas used in determining compensation packages for executives. These shareholders are looking for companies to review current compensation practices and to include social performance criteria, such as increasing investment in order to revitalize "distressed areas," meeting environmental goals, and accounting for "poor corporate citizenship" when evaluating executive compensation. One of the companies cited by proponents as an example sets annual goals such as employee satisfaction, corporate responsibility, diversity and customer satisfaction as part of a written policy used in linking compensation with financial performance and non-financial bases for evaluation. Proponents believe that many of these factors such as poor environmental performance, workplace lawsuits, etc. are likely to have an impact on the company's financial performance in the future if they are not addressed adequately today. As a result, shareholders believe they should be considered along with traditional financial considerations when determining executive pay.

- Vote FOR shareholder proposals calling for the preparation of a report on the feasibility of linking executive pay to nonfinancial factors, such as social and environmental goals.
- Vote FOR shareholder proposals seeking to link executive pay to non-financial factors.

9d-8. EXPENSING OF STOCK OPTIONS:
Beginning in 2002, companies came under intense pressure to expense stock options to reflect the true financial impact of the compensation arrangements on the company's bottom line. Although a number of companies have already moved to expense options, many have not. SAS believes that options expensing provides shareholders with a more accurate view of company performance.

-    Vote FOR shareholder proposals asking companies to expense stock options.

9e.  STRATEGIC ISSUES

9e-1. SEEK SALE OF COMPANY/ASSETS:
These shareholder proposals generally call for the prompt sale of the company to the highest bidder. Shareholder value maximization proposals that suggest exploring alternatives, including a sale or merger, should be considered on a case-by-case basis. While under normal

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circumstances the decision to buy, sell, or engage in a merger is best left in the hands of management and the board, it is recognized that certain situations may justify the adoption of such proposals, such as a prolonged period of poor or sluggish performance with no turnaround in sight. Support of such proposals is further justified in cases where the board and management have become entrenched. Adoption of poison pills, golden parachutes, and other antitakeover provisions in the face of an attractive offer may be signs of entrenchment.

- We vote on a CASE-BY-CASE basis proposals that seek the sale of the company or company assets.

9e-2. HIRE ADVISOR/MAXIMIZE SHAREHOLDER VALUE:
These shareholder proposals recommend that the board engage the services of a nationally recognized investment banker to explore all alternatives to enhance shareholder value, including the possible sale or merger of the company. Shareholder value maximization proposals that suggest exploring alternatives, including a sale or merger, should be considered on a case-by-case basis. While under normal circumstances the decision to buy, sell, or engage in a merger is best left in the hands of management and the board, it is recognized that certain situations may justify the adoption of such proposals, such as a prolonged period of poor or sluggish performance with no turnaround in sight. Support of such proposals is further justified in cases where the board and management have become entrenched. Adoption of poison pills, golden parachutes, and other antitakeover provisions in the face of an attractive offer may be signs of entrenchment.

- We vote on a CASE-BY-CASE basis proposals that request the company hire an advisor to maximize shareholder value.

9e-3. CONVERT CLOSED-END FUND TO OPEN-END FUND:
Although, approval of these proposals would eliminate the discount at which the fund's shares trade. The costs associated with converting the fund, in addition to the potential risks to long-term shareholder value, outweigh the potential benefits of the conversion.

- Vote CASE-BY-CASE on shareholder proposals to convert a closed-end fund to an open-end fund.

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10.  SOCIAL & ENVIRONMENTAL PROPOSALS

Socially responsible shareholder resolutions are receiving a great deal more attention from institutional shareholders today than in the past. In addition to moral and ethical considerations intrinsic to many of these proposals, there is a growing recognition of their potential impact on the economic performance of the company. Among the reasons for this change are:
     - the number and variety of shareholder resolutions on social and environmental issues has increased;
     - many of the sponsors and supporters of these resolutions are large institutional shareholders with significant holdings, and therefore, greater direct influence on the outcomes;
     - the proposals are more sophisticated - better written, more focused, and more sensitive to the feasibility of implementation; and
     - investors now understand that a company's response to social and environmental issues can have a serious economic consequences for the company and its shareholders.

In general, SAS votes for shareholder social, workforce, and environmental proposals that create good corporate citizens while enhancing long-term shareholder and stakeholder value. SAS will vote for disclosure reports that seek additional information particularly when it appears companies have not adequately addressed shareholders' social, workforce, and environmental concerns. In determining our vote on shareholder social, workforce--and environmental proposals, we also analyze the following factors:

     - whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;
     -    the percentage of sales, assets and earnings affected;
     - the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;
     - whether the issues presented should be dealt with through government or company-specific action;
     - whether the company has already responded in some appropriate manner to the request embodied in a proposal;
     - whether the company's analysis and voting recommendation to shareholders is persuasive;
     -    what other companies have done in response to the issue;
     -    whether the proposal itself is well framed and reasonable;
     - whether implementation of the proposal would achieve the objectives sought in the proposal; and
     - whether the subject of the proposal is best left to the discretion of the board.

In general, SAS supports proposals that request the company to furnish information helpful to shareholders in evaluating the company's operations. In order to be able to intelligently monitor their investments shareholders often need information best provided by the company in which they have invested. Requests to report such information merit support. Requests to establish special committees of the board to address broad corporate policy and provide forums for

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ongoing dialogue on issues including, but not limited to shareholder relations, the environment, occupational health and safety, and executive compensation, will generally be supported, particularly when they appear to offer a potentially effective method for enhancing shareholder value. We will closely evaluate proposals that ask the company to cease certain actions that the proponent believes are harmful to society or some segment of society with special attention to the company's legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request. SAS supports shareholder proposals that improve the company's public image, and reduce exposure to liabilities.

10a. DIVERSITY AND WORKPLACE ISSUES
Significant progress has been made in recent years in the advancement of women and racial minorities in the workplace and the establishment of greater protections against discriminatory practices in the workplace. However, discrimination on the basis of race, gender, religion, nationality, and sexual preference continues. Shareholder proposals on diversity may target a company's board nomination procedures or seek greater disclosure on a company's programs and procedures on increasing the diversity of its workforce, and make reference to one or more of the following points:

     - Violations of workplace anti-discrimination laws lead to expensive litigation and damaged corporate reputations that are not in the best interests of shareholders.
     - Employers already prepare employee diversity reports for the EEOC, so preparing a similar report to shareholders can be done at minimal cost.
     - The presence of women, ethnic minorities and union members in workforce and customer pools gives companies with diversified boards a practical advantage over their competitors as a result of their unique perspectives.
     - Efforts to include women, minorities and union representatives on corporate boards can be made at reasonable costs.
     - Reports can be prepared "at reasonable expense" describing efforts to encourage diversified representation on their boards.
     - Board diversification increases the pool of the company's potential investors because more and more investors are favoring companies with diverse boards.
     - A commitment to diversity in the workforce can lead to superior financial returns.

10a-1. ADD WOMEN AND MINORITIES TO BOARD:
Board diversification proposals ask companies to put systems in place to increase the representation of women, minorities, union members or other underrepresented minority groups on boards of directors. In prior years, board diversification proposals requested that companies nominate board members from certain constituencies, appoint special committees to recommend underrepresented classes of board members, establish board positions reserved for representatives of certain groups, or simply "make greater efforts" to nominate women and ethnic minorities to their boards.

- Vote FOR shareholder proposals that ask the company to take steps to nominate more women and minorities to the board.
-    Vote FOR shareholder proposals asking for reports on board diversity.
- Vote FOR shareholder proposals asking companies to adopt nomination charters or amend existing charters to include reasonable language addressing diversity.

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10a-2. PREPARE REPORT/PROMOTE EEOC-RELATED ACTIVITIES:
Filers of proposals on this issue generally ask a company to make available, at reasonable cost and omitting proprietary information, data the company includes in its annual report to the Equal Employment Opportunity Commission (EEOC) outlining the make-up of its workforce by race, gender and position. Shareholders also ask companies to report on any efforts they are making to advance the representation of women and ethnic minorities in jobs in which they have been historically underrepresented, such as sales and management. The costs of violating federal laws that prohibit discrimination by corporations are high and can affect corporate earnings. The Equal Opportunities Employment Commission does not release the companies' filings to the public, unless it is involved in litigation, and it is difficult to obtain from other sources. Companies need to be sensitive to minority employment issues as the new evolving work force becomes increasingly diverse. This information can be provided with little cost to the company and does not create an unreasonable burden on management.

- Vote FOR shareholder proposals that ask the company to report on its diversity and/or affirmative action programs.
- Vote FOR shareholder proposals calling for legal and regulatory compliance and public reporting related to non-discrimination, affirmative action, workplace health and safety, and labor policies and practices that effect long-term corporate performance.
- Vote FOR shareholder proposals requesting nondiscrimination in salary, wages and all benefits.
- Vote FOR shareholder proposals calling for action on equal employment opportunity and antidiscrimination.

10a-3. REPORT ON PROGRESS TOWARD GLASS CEILING COMMISSION RECOMMENDATIONS:
In November 1995, the Glass Ceiling Commission (Commission), a bipartisan panel of leaders from business and government, issued a report describing "an unseen yet unbreachable barrier that keeps women and minorities from rising to the upper rungs of the corporate ladder." The Commission recommended that companies take practical steps to rectify this disparity, such as including diversity goals in business plans, committing to affirmative action for qualified employees and initiating family-friendly labor policies. In recent years, shareholders have submitted proposals asking companies to report on progress made toward the Commission's recommendations.

- Vote FOR shareholder proposals that ask the company to report on its progress against the Glass Ceiling Commission's recommendations.
- Vote FOR shareholder proposals seeking to eliminate "glass ceiling" for women and minority employees.

10a-4. PROHIBIT DISCRIMINATION ON THE BASIS OF SEXUAL ORIENTATION:
Federal law does not ban workplace discrimination against gay and lesbian employees, and only a handful of states have enacted workplace protections for these employees. Although an increasing number of US companies have explicitly banned discrimination on the basis of sexual orientation in their equal employment opportunity (EEO) statements, many still do not. Shareholder proposals on this topic ask companies to change the language of their EEO statements in order to put in place anti-discrimination protection for their gay and lesbian employees. In addition, proposals may seek disclosure on a company's general initiatives to create a workplace free of discrimination on the basis of sexual orientation, including reference

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to such items as support of gay and lesbian employee groups, diversity training that addresses sexual orientation, and non-medical benefits to domestic partners of gay and lesbian employees.

- Vote FOR shareholder proposals to include language in EEO statements specifically barring discrimination on the basis of sexual orientation.
- Vote FOR shareholder proposals seeking reports on a company's initiatives to create a workplace free of discrimination on the basis of sexual orientation.
- Vote AGAINST shareholder proposals that seek to eliminate protection already afforded to gay and lesbian employees.

10a-5. REPORT ON/ELIMINATE USE OF RACIAL STEREOTYPES IN ADVERTISING:
Many companies continue to use racial stereotypes or images perceived as racially insensitive in their advertising campaigns. Filers of shareholder proposals on this topic often request companies to give more careful consideration to the symbols and images that are used to promote the company.

- Vote FOR shareholder proposals seeking more careful consideration of using racial stereotypes in advertising campaigns, including preparation of a report.

10a-6. REPORT ON THE DISTRIBUTION OF STOCK OPTIONS BY GENDER AND RACE:
Companies have received requests from shareholders to prepare reports documenting the distribution of the stock options and restricted stock awards by race and gender of the recipient. Proponents of these proposals argue that, in the future, there will be a shift toward basing racial and gender discrimination suits on the distribution of corporate wealth through stock options. The appearance of these proposals is also in response to the nationwide wage gap and under representation of minorities and women at the highest levels of companies.

- Vote FOR shareholder proposals asking companies to report on the distribution of stock options by race and gender of the recipient.

10b. CODES OF CONDUCT, LABOR STANDARDS & HUMAN RIGHTS
Investors, international human rights groups, and labor advocacy groups have long been making attempts to safeguard worker rights in the international marketplace. In instances where companies themselves operate factories in developing countries for example, these advocates have asked that the companies adopt global corporate standards that guarantee sustainable wages and safe working conditions for their workers abroad. Companies that contract out portions of their manufacturing operations to foreign companies have been asked to ensure that the products they receive from those contractors have not been made using forced labor, child labor, or sweatshop labor. These companies are asked to adopt formal vendor standards that, among other things, include some sort of monitoring mechanism. Globalization, relocation of production overseas, and widespread use of subcontractors and vendors, often make it difficult to obtain a complete picture of a company's labor practices in global markets. Efforts that seek greater disclosure on a company's labor practices and that seek to establish minimum standards for a company's operations will be supported. In addition, requests for independent monitoring of overseas operations will be supported.

SAS generally supports proposals that call for the adoption and/or enforcement of principles or codes relating to countries in which there are systematic violations of human rights; such as the

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use of slave, child, or prison labor; a government that is illegitimate; or
there is a call by human rights advocates, pro-democracy organizations, or legitimately-elected representatives for economic sanctions. The use of child, sweatshop, or forced labor is unethical and can damage corporate reputations. Poor labor practices can lead to litigation against the company, which can be costly and time consuming.

10b-1. CODES OF CONDUCT AND VENDOR STANDARDS:
In recent years, an increasing number of shareholder proposals have been submitted that pertain to the adoption of codes of conduct or seek greater disclosure on a company's international workplace standards. Companies have been asked to adopt a number of different types of codes, including a workplace code of conduct, standards for international business operations, human rights standards, International Labor Organization (ILO) standards and the SA 8000 principles. The ILO is an independent agency of the United Nations which consists of 175 member nations represented by workers, employers, and governments. The ILO's general mandate is to promote a decent workplace for all individuals. The ILO sets international labor standards in the form of its conventions and then monitors compliance with the standards. The seven conventions of the ILO fall under four broad categories: Right to organize and bargain collectively, Nondiscrimination in employment, Abolition of forced labor, and End of child labor. Each of the 180 member nations of the ILO is bound to respect and promote these rights to the best of their abilities. SA 8000 is a set of labor standards, based on the principles of the ILO conventions and other human rights conventions, and covers eight workplace conditions, including: child labor, forced labor, health and safety, freedom of association and the right to collective bargaining, discrimination, disciplinary practices, working hours and compensation. The Global Sullivan Principles are a set of guidelines that support economic, social and political justice by companies where they do business; to support human rights and to encourage equal opportunity at all levels of employment.

- Vote FOR shareholder proposals to implement human rights standards and workplace codes of conduct.
- Vote FOR shareholder proposals calling for the implementation and reporting on ILO codes of conduct, SA 8000 Standards, or the Global Sullivan Principles.
- Vote FOR shareholder proposals that call for the adoption of principles or codes of conduct relating to company investment in countries with patterns of human rights abuses (Northern Ireland, Burma, former Soviet Union, and China).
- Vote FOR shareholder proposals that call for independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with codes.
- Vote FOR shareholder proposals that seek publication of a "Code of Conduct" to the company's foreign suppliers and licensees, requiring they satisfy all applicable standards and laws protecting employees' wages, benefits, working conditions, freedom of association, and other rights.
- Vote FOR shareholder proposals seeking reports on, or the adoption of, vendor standards including: reporting on incentives to encourage suppliers to raise standards rather than terminate contracts and providing public disclosure of contract supplier reviews on a regular basis.
- Vote FOR shareholder proposals to adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced labor, child labor, or that fail to comply with

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     applicable laws protecting employee's wages and working conditions.

10b-2. PREPARE REPORT ON OPERATIONS IN BURMA/MYANMAR:
Since the early 1960s, Burma (also known as Myanmar) has been ruled by a military dictatorship that has been condemned for human rights abuses, including slave labor, torture, rape and murder. Many companies have pulled out of Burma over the past decade given the controversy surrounding involvement in the country. Oil companies continue be the largest investors in Burma, and therefore are the usual targets of shareholder proposals on this topic. However, proposals have also been filed at other companies, including financial companies, for their involvement in the country.

- Vote FOR shareholder proposals to adopt labor standards in connection with involvement in Burma.
- Vote FOR shareholder proposals seeking reports on Burmese operations and reports on costs of continued involvement in the country.
-    Vote shareholder proposals to pull out of Burma on a CASE-BY-CASE basis.

10b-3. ADOPT/REPORT ON MACBRIDE PRINCIPLES:
The MacBride Principles, a set of nine fair employment guidelines for companies with operations in Northern Ireland, were created to remedy the under-representation of a minority (Catholics) in the workforce. Critics of the principles, most notably the British Government, point out that companies in Northern Ireland already are subject to Britain's Fair Employment Act (FEA) that has been credited with significantly improving the representation of Catholics in the workforce in that region. Some MacBride opponents say that by agreeing to abide by the Principles, companies may unintentionally run afoul of the FEA by engaging in reverse discrimination. Aware of the potential legal liability, shareholder proponents of the Principles word their MacBride resolutions to request only that firms, "take all lawful steps" to implement the MacBride Principles.

- Vote FOR shareholder proposals to report on or to implement the MacBride Principles.

10b-4. ADOPT/REPORT ON CHINA PRINCIPLES:
Documented human rights abuses in China continue to raise concerns among investors, specifically with respect to alleged use of prison labor in manufacturing. In June 23, 1997 the Food and Allied Service Trades Department
(FAST) of the AFL-CIO released a report that identified U.S. companies with direct or indirect ties to companies controlled by the Chinese military, the People's Liberation Army (PLA), and hence ties to prison labor. The US Business Principles for Human Rights of Workers in China may help a company with operations in China avoid being blacklisted by U.S. states and municipalities, many of whom have limited their contracts with companies who fail to adopt similar principles in other countries recognized for committing gross human rights violations. Based on the country's human rights record, investors have asked companies to refrain from beginning new projects in the country until improvements are made. In addition, investors have asked for greater disclosure on the nature of a company's involvement in the country and on the impact of their involvement.

- Vote FOR shareholder proposals requesting more disclosure on a company's involvement in China

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-    Vote on a CASE-BY-BASE basis shareholder proposals that ask a company to terminate a project or investment in China.

10b-5. PREPARE REPORT ON COMPANY ACTIVITIES AFFECTING INDIGENOUS PEOPLES'
       RIGHTS:
In recent years, a number of US public companies have found their operations or expansion plans in conflict with local indigenous groups. Shareholders, concerned with the negative impact that the company's operations may have on the indigenous people's land and community, have sought reports detailing the impact of the company's actions and presence on these groups.

- Vote FOR shareholder proposals to prepare reports on a company's impact on indigenous communities.

10c. ENVIRONMENT AND ENERGY
Proposals addressing environmental and energy concerns are plentiful, and generally seek greater disclosure on an issue or seek to improve a company's environmental practices in order to protect the world's natural resources. In addition, some proponents cite the negative financial implications for companies with poor environmental practices, including liabilities associated with site clean-ups and lawsuits, as well as arguments that energy efficient products and clean environmental practices are sustainable business practices that will contribute to long-term shareholder value. Shareholders say the majority of independent atmospheric scientists agree that global warming poses a serious problem to the health and welfare of this country, citing the findings of the Intergovernmental Panel on Climate Change. Shareholders argue that companies can report on their greenhouse gas emissions within a few months at reasonable cost.

10c-1. ENVIRONMENTAL/SUSTAINABILITY REPORT:
Shareholders may request general environmental reports or reports on a specific location/operation, often requesting that the company detail the environmental risks and potential liabilities of a specific project. Companies have begun to report on environmental and sustainability issues using the Global Reporting Initiative (GRI) standards. The GRI is was established in 1997 with the mission of developing globally applicable guidelines for reporting on economic, environmental, and social performance. The GRI was developed by the Coalition for Environmentally Responsible Economies (CERES) in partnership with the United Nations Environment Programme (UNEP).

- Vote FOR shareholder proposals seeking greater disclosure on the company's environmental practices, and/or environmental risks and liabilities.
- Vote FOR shareholder proposals asking companies to report in accordance with the Global Reporting Initiative (GRI).

10c-2. GLOBAL WARMING/GREENHOUSE GAS EMISSIONS:
Scientists generally agree that gases released by chemical reactions including the burning of fossil fuels contribute to a "greenhouse effect" that traps the planet's heat. Environmentalists claim that the greenhouse gases produced by the industrial age have caused recent weather crises such as heat waves, rainstorms, melting glaciers, rising sea levels and receding coastlines. With notable exceptions, business leaders have described the rise and fall of global

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temperatures as naturally occurring phenomena and depicted corporate impact on climate change as minimal. Shareholder proposals asking a company to issue a report to shareholders, "at reasonable cost and omitting proprietary information," on greenhouse gas emissions ask that the report include descriptions of efforts within companies to reduce emissions, their financial exposure and potential liability from operations that contribute to global warming, and their direct or indirect efforts to promote the view that global warming is not a threat. Proponents argue that there is scientific proof that the burning of fossil fuels causes global warming, that future legislation may make companies financially liable for their contributions to global warming, and that a report on the company's role in global warming can be assembled at reasonable cost.

- Vote FOR shareholder proposals seeking disclosure of liabilities or preparation of a report pertaining to global warming and climate change risk.
-    Vote FOR shareholder proposals calling for the reduction of greenhouse gas.
- Vote FOR shareholder proposals seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change.

10c-3. INVEST IN CLEAN/RENEWABLE ENERGY:
Filers of proposals on renewable energy ask companies to increase their investment in renewable energy sources and to work to develop products that rely more on renewable energy sources. Increased use of renewable energy will reduce the negative environmental impact of energy companies. In addition, as supplies of oil and coal exist in the earth in limited quantities, renewable energy sources represent a competitive, and some would argue essential, long-term business strategy.

- Vote FOR shareholder proposals seeking the preparation of a report on a company's activities related to the development of renewable energy sources.
- Vote FOR shareholder proposals seeking increased investment in renewable energy sources unless the terms of the resolution are overly restrictive.

10c-4. DRILLING IN THE ARTIC NATIONAL WILDLIFE REFUGE:
The Arctic National Wildlife Refuge (ANWR) is a federally protected wilderness along Alaska's North Slope. Legislation has been introduced in both the House and Senate that, if passed, would allow a portion of this area to be leased to private companies for the development and production of oil. Oil companies have expressed an interest in bidding for these leases given the opportunity. In response, shareholder activists have filed resolutions asking these companies to cancel any plans to drill in the ANWR and cease their lobbying efforts to open the area for drilling. Proponents of shareholder proposals on this issue argue that the Coastal Plain section of the ANWR is the most environmentally sensitive area of the refuge, the majority of Alaska's North Slope that is not federally designated wilderness already provides the oil industry with sufficient resources for oil production, advocates of drilling in ANWR overstate the benefit to be derived from opening the wilderness to oil production. Those in favor of opening the area up to drilling note that only a small portion of ANWR would be considered for exploration, and if drilling were to take place, it would be on less than one percent of the entire area, that modern technology reduces the environmental impact of oil drilling on both the land and surrounding wildlife, and that oil production in ANWR would have considerable benefit to company shareholders, Alaskans, and the United States as a whole.

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-    Vote FOR shareholder proposals asking companies to prepare a feasibility report or to adopt a policy not to mine, drill, or log in environmentally sensitive areas such as ANWR.
- Vote FOR shareholder proposals seeking to prohibit or reduce the sale of products manufactured from materials extracted from environmentally sensitive areas such as old growth forests.

10c-5. ADOPT/IMPLEMENT CERES PRINCIPLES:
The CERES Principles (Coalition for Environmentally Responsible Economies) require signing companies to address environmental issues, including protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. A signee to the CERES Principles would disclose its efforts in such areas through a standardized report submitted to CERES and made available to the public. CERES was formed in the wake of the March 1989 Exxon Valdez oil spill, when a consortium of investors, environmental groups, and religious organizations drafted what were originally named the Valdez Principles, and later to be renamed the CERES Principles. CERES has been widely criticized by corporations for being duplicative with existing programs, vague, and difficult to implement. However, CERES is still regarded by many shareholder activists as being an important component of a company's approach to environmental issues.

-    Vote FOR shareholder proposals to study or implement the CERES principles.

10c-6. PHASE OUT CHLORINE-BASED CHEMICALS:
A number of shareholder proposals have been filed in recent years asking companies to report on the possible phase-out of chlorine bleaching in the production of paper because of the negative environmental impact.

- Vote FOR shareholder proposals to prepare a report on the phase-out of chorine bleaching in paper production.
- Vote on a CASE-BY-CASE basis on shareholder proposals asking companies to cease or phase-out the use of chlorine bleaching.

10c-7. REPORT/REDUCE TOXIC EMISSIONS AND ASSESS COMMUNITY IMPACT:
Shareholder proposals asking companies to take steps to minimize their emissions of toxic chemicals or release of toxic waster into the environment can vary greatly. Some focus on reporting on the impact of these chemicals on the communities in which the company operates. Still others ask for a review of the company's efforts to minimize pollution.

- Vote FOR shareholder proposals that seek to prepare a report on the company's procedures for reducing or preventing pollution and/or the impact of the company's pollution on the surrounding communities.
- Vote FOR shareholder proposals calling on the company to establish a plan reduce toxic emissions.

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10c-8. ADOPT A COMPREHENSIVE RECYCLING POLICY:
A number of companies have received proposals to step-up their recycling efforts, with the goal of reducing the company's negative impact on the environment and reducing costs over the long-term.

- Vote FOR shareholder proposals requesting the preparation of a report on the company's recycling efforts.
- Vote FOR shareholder proposals that ask companies to increase their recycling efforts or to adopt a formal recycling policy.

10c-9. NUCLEAR ENERGY:
Nuclear power continues to be a controversial method of producing electricity. Opponents of nuclear energy are primarily concerned with serious accidents and the related negative human health consequences and with the difficulties involved in nuclear waste storage.

- Vote FOR shareholder proposals seeking the preparation of a report on a company's nuclear energy procedures.
- Vote CASE-BY-CASE on proposals that ask the company to cease the production of nuclear power.

10c-10. WATER USE:
Shareholders may ask for a company to prepare a report evaluating the business risks linked to water use and impacts on the company's supply chain, including subsidiaries and bottling partners. Such proposals also ask companies to disclose current policies and procedures for mitigating the impact of operations on local communities in areas of water scarcity.

- Vote FOR shareholder proposals seeking the preparation of a report on a company's risks linked to water use.

10c-11 KYOTO PROTOCOL COMPLIANCE
With the Kyoto Protocol operational as of February 2005, ratifying countries have agreed to reduce their emissions of carbon dioxide and five other greenhouse gases. While some signatories have yet to release specific details of corporate regulations, the impact on multinationals operating in Kyoto-compliant countries is anticipated to be significant.

- Vote FOR shareholder proposals asking companies to review and report on how companies will meet reduction targets of the Kyoto-compliant countries in which they operate.

10c-12 REPORT ON THE SUSTAINABILITY OF CONCENTRATED AREA FEEDING OPERATIONS
The potential environmental impact on water, aquatic ecosystems, and local areas from odor and chemical discharges from CAFOs have led to lawsuits and EPA regulations. Certain shareholders have asked companies to provide additional details on their CAFOs in addition to those with which the companies contract to raise their livestock.

- Vote FOR requests that companies report on the sustainability and the environmental impacts of both company-owned and contract livestock operations.

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10d. WEAPONS
Weapons-related proposals may target handguns, landmines, defense contracting, or sale of weapons to foreign governments.

10d-1. REPORT ON HANDGUN SAFETY INITIATIVES:
Shareholders may ask for a company to report on policies and procedures that are aimed at curtailing the incidence of gun violence. Such a report may include: implementation of the company's contract instruction to distributors not to sell the company's weapons at gun shows or through pawn shops; recalls or retro-fits of products with safety-related defects causing death or serious injury to consumers, as well as development of systems to identify and remedy these defects; names and descriptions of products that are developed or are being developed for a combination of higher caliber/maximum capacity and greater conceal-ability; and the company's involvement in promotion campaigns that could be construed as aimed at children.

- Vote FOR shareholder proposals asking the company to report on its efforts to promote handgun safety.
- Vote FOR shareholder proposals asking the company to stop the sale of handguns and accessories.

10d-2. PREPARE REPORT TO RENOUNCE FUTURE LANDMINE PRODUCTION:
Although very few companies currently produce landmines, some companies continue to have links to landmine production or produce components that are used to make landmines. Shareholders have asked companies to renounce the future development of landmines or components or to prepare a report on the feasibility of such a renouncement.

- Vote FOR shareholder proposals seeking a report or the renouncement of future landmine production.

10d-3. PREPARE REPORT ON FOREIGN MILITARY SALES:
Every year, shareholders file proxy resolutions asking companies to account for their policies surrounding the sale of military equipment to foreign governments. The proposals take various forms. One resolution simply calls on companies to report on their foreign military sales, providing information about any military products exported over the past three years, the company's basis for determining whether those sales should be made, and any procedures used to market or negotiate those sales. Another resolution calls for companies to report on "offsets" e.g. guarantee of new jobs in the purchasing country and technology transfers. Offsets involve a commitment by military contractors and the U.S. government to direct benefits back to a foreign government as a condition of a military sale.

- Vote FOR shareholder proposals to report on foreign military sales or offset agreements.
- Vote CASE-BY-CASE on proposals that call for outright restrictions on foreign military sales.

10d-4. ADOPT ETHICAL CRITERIA FOR WEAPONS CONTRACTS:
Shareholders have requested that companies review their code of conduct and statements of ethical criteria for military production-related contract bids, awards and execution to incorporate environmental factors and sustainability issues related to the contract bidding process. Sustainability is a business model that requires companies to balance the needs and interests of various stakeholders while concurrently sustaining its business, communities, and environment for future generations.

- Vote FOR shareholder proposals asking companies to review and amend, if necessary, the company's code of conduct and statements of ethical criteria for military production-related contract bids, awards and execution.

10e. CONSUMER ISSUES & PUBLIC SAFETY

10e-1. PHASE-OUT OR LABEL PRODUCTS CONTAINING GENETICALLY ENGINEERED
       INGREDIENTS:
Shareholders ask companies engaged in the development of genetically modified agricultural products to adopt a policy of not marketing or distributing such products until "long term safety testing" demonstrates that they are not harmful to humans, animals or the environment. Until further long term testing demonstrates that these products are not harmful, companies in the restaurant and prepared foods industries are being asked to remove genetically altered ingredients from products they manufacture or sell, and label such products in the interim. Shareholders are asking supermarket companies to do the same for their own private label brands.

- Vote FOR shareholder proposals to label products that contain genetically engineered products.
- Vote FOR shareholder proposals that ask the company to phase out the use of genetically engineered ingredients in their products.
- Vote FOR shareholder proposals that ask the company to report on the use of genetically engineered organisms in their products.
- Vote FOR shareholder proposals asking for reports on the financial, legal, and operational risks posed by the use of genetically engineered organisms.

10e-2. TOBACCO-RELATED PROPOSALS:
Shareholders file resolutions annually asking that companies with ties to the tobacco industry account for their marketing and distribution strategies, particularly as they impact smoking by young people. While the specific resolutions for shareholder proponents vary from year to year, activist shareholders consistently make the tobacco industry one of their most prominent targets. Examples of tobacco proposals include: attempting to link executive compensation with teen smoking rates; the placement of company tobacco products in retail outlets; the impact of second hand smoke; and a review of advertising campaigns and their impact on children and minority groups.

- Vote FOR shareholder proposals seeking to limit the sale of tobacco products to children.
- Vote FOR shareholder proposals asking producers of tobacco product components (such as filters, adhesives, flavorings, and paper products) to halt sales to tobacco companies.
- Vote FOR shareholder proposals that ask restaurants to adopt smoke-free policies and that ask tobacco companies to support smoke-free legislation.
- Vote FOR shareholder proposals seeking a report on a tobacco company's advertising approach.
- Vote FOR shareholder proposals at insurance companies to cease investment in tobacco companies.

- Vote FOR proposals at producers of cigarette components calling for a report outlining the risks and potential liabilities of the production of these components.
- Vote FOR proposals calling for tobacco companies to cease the production of tobacco products.
- Vote FOR shareholder proposals asking companies to stop all advertising, marketing and sale of cigarettes using the terms "light," "ultra-light," "mild," and other similar words and/or colors.
- Vote FOR shareholder proposals asking companies to increase health warnings on cigarette smoking. (i.e.: information for pregnant women, "Canadian Style" warnings, filter safety)

10e-3. ADOPT POLICY/REPORT ON PREDATORY LENDING PRACTICES:
Predatory lending involves charging excessive fees to sub prime borrowers without adequate disclosure. More specifically, predatory lending includes misleading sub prime borrowers about the terms of a loan, charging excessive fees that are folded into the body of a refinancing loan, including life insurance policies or other unnecessary additions to a mortgage, or lending to homeowners with insufficient income to cover loan payments.

     - Vote FOR shareholder proposals seeking the development of a policy or preparation of a report to guard against predatory lending practices.

10e-4. DISCLOSURE ON CREDIT IN DEVELOPING COUNTRIES (LDCS) OR FORGIVE LDC DEBT:
Shareholders have asked banks and other financial services firms to develop and disclose lending policies for less developed countries. Proponents are concerned that, without such policies, lending to developing countries may contribute to the outflow of capital, the inefficient use of capital, and corruption, all of which increase the risk of loan loss. In the interest of promoting improved LDC lending practices and responsible loan disclosure, SAS usually recommends voting for this type of proposal. In cases where it can be determined that companies have been proactive and responsible in developing policies, SAS recommends a vote against the proposal's adoption. SAS usually recommends against proposals that call for outright loan forgiveness; such action represents an unacceptable loss to lending institutions and their shareholders. SAS may support such proposals at banks that have failed to make reasonable provisions for non-performing loans as a means to encourage banks to change their policies.

- Vote FOR shareholder proposals asking for disclosure on lending practices in developing countries, unless the company has demonstrated a clear proactive record on the issue.
     - Vote AGAINST shareholder proposals asking banks to forgive loans outright.
     - Vote CASE-BY-CASE on shareholder proposals asking for loan forgiveness at banks that have failed to make reasonable provisions for non-performing loans.
     - Vote FOR proposals to restructure and extend the terms of non-performing loans.

10e-5. ADOPT POLICY/REPORT ON DRUG PRICING:
Shareholder proponents, activists and even some legislators have called upon drug companies to restrain pricing of prescription drugs. According to proponents, the high cost of prescription drugs is a vital issue for senior citizens across the country. Seniors have the greatest need for prescription drugs, accounting for about one-third of all prescription drug sales, but they often live on fixed incomes and are underinsured. Today about 20 million elderly people have little or no drug coverage in the U.S. and it is precisely this group, proponents argue, that faces that highest prescription drug costs. Proponents argue that the uninsured and underinsured pay substantially more for drugs than manufacturers' "favored" customers, such as HMOs and Federal agencies, and drug manufacturers are responsible for this discrepancy. Proponents also note that efforts to reign-in pharmaceutical costs will not negatively impact research and development (R&D) costs and that retail drug prices are consistently higher in the U.S. than in other industrialized nations. Proponents highlight this disparity, noting that pharmaceuticals sold to Canada are sold at a lower price than in the United States which has encouraged certain states and municipalities to re-import drugs from Canada, an action currently illegal under U.S. federal law. Pharmaceutical companies often respond that adopting a formal drug pricing policy could put the company at a competitive disadvantage. Against the backdrop of the AIDS crisis in Africa, shareholders have called on companies to address the issue of affordable drugs for the treatment of AIDS, as well as TB and Malaria. Generally SAS supports increased disclosure of economic and legal risks, as well as developing policies favorable to consumer welfare, however we recommend that shareholders do not encourage companies to enact plans that run counter to existing laws and regulations.

-    Vote FOR shareholder proposals to prepare a report on drug pricing.
-    Vote FOR shareholder proposals to adopt a formal policy on drug pricing.
- Vote FOR shareholder proposals that call on companies to develop a policy to provide affordable HIV, AIDS, TB and Malaria drugs in third-world nations.
- Vote FOR proposals asking for reports on the economic effects and legal risks of limiting pharmaceutical products to Canada or certain wholesalers.
- Vote AGAINST proposals requesting that companies adopt policies not to constrain prescription drug re-importation by limiting supplies to foreign markets.

10e-6. REPORT ON THE IMPACT OF HEALTH PANDEMICS ON COMPANY OPERATIONS Sub-Saharan Africa is the most affected region in the world with regard to the HIV/AIDS epidemic. In 2003, an estimated 26.6 million people in this region were living with HIV and approximately 2.3 million people died of AIDS. With limited access to antiretroviral treatment for HIV/AIDS, the increasing death toll is expected to have profound social, political and economic impact on that region and the companies or industries with operations in Sub-Saharan Africa. In the past, shareholder proposals asked companies to develop policies to provide affordable HIV/AIDS, Malaria, and Tuberculosis drugs in third-world countries. However, in recent years, shareholders have changed their tactic, asking instead for reports on the impact of these pandemics on company operations, including both pharmaceutical and non-pharmaceutical companies operating in high-risk areas. This change is consistent with the general shift in shareholder proposals towards risk assessment and mitigation.

- Vote FOR shareholder proposals asking for companies to report on the impact of pandemics, such as HIV/AIDS, Malaria, and Tuberculosis, on their business strategies.

10e-7. ADULT ENTERTAINMENT:
Traditionally, there have not been many proposals filed in the area of adult entertainment. However, with the consolidation of the communications industry, a number of large companies have ended up with ownership of cable companies. These cable companies may offer their customers access to pay-per-view programming or channels intended for adult audiences. Proponents of shareholder proposals on this issue ask cable companies and companies with interests in cable companies to assess the costs and benefits of continuing to distribute sexually-explicit content, including the potential negative impact on the company's image.

- Vote FOR shareholder proposals that seek a review of the company's involvement with pornography.

10e-8. ABORTION/RIGHT TO LIFE ISSUES:
Shareholder proposals pertaining to abortion and right to life issues are rare. However, in the past shareholders have asked companies to stop manufacturing abortifacient drugs, to separate abortifacient drug operations from other operations, or to discontinue acute-care or physician management practices that involve support for abortion services. As long as abortion is legal, SAS' position is that issues related to abortion should be a personal decision, not a corporate one. Therefore SAS recommends abstaining on anti-abortion and right-to-life proposals.

-    ABSTAIN on shareholder proposals that address right to life issues.

10e-9. ANIMAL RIGHTS:
Shareholders and animal rights groups, including People for the Ethical Treatment of Animals (PETA), may file resolutions calling for the end to painful and unnecessary animal testing on laboratory animals by companies developing products for the cosmetics and medical supply industry. Since advanced testing methods now produce many reliable results without the use of live animals, SAS generally recommends voting for proposals on this issue. In cases where it can be determined that alternative testing methods are unreliable or are required by law, SAS recommends voting against such proposals. Other resolutions call for the adoption of animal welfare standards that would ensure humane treatment of animals on vendors farms and slaughter houses. SAS will generally vote in favor of such resolutions.

- Vote FOR shareholder proposals that seek to limit unnecessary animal testing where alternative testing methods are feasible or not required by law.
- Vote FOR shareholder proposals that ask companies to adopt or/and report on company animal welfare standards.
- Vote FOR shareholder proposals asking companies to report on the operational costs and liabilities associated with selling animals.

10e-10.DISCLOSURE ON PLANT CLOSINGS:
Shareholders have asked that companies contemplating plant closures consider the impact of such closings on employees and the community, especially when such plan closures involve a community's largest employers. SAS usually recommends voting for greater disclosure of plant closing criteria. In cases where it can be shown that companies have been proactive and responsible in adopting these criteria, SAS recommends against the proposal.

     - Vote FOR shareholder proposals seeking greater disclosure on plant closing criteria if such information has not been provided by the company.

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10e-11.REPORT ON THE FEASIBILITY OF REMOVING "HARMFUL" INGREDIENTS FROM COSMETIC
PRODUCTS:
Shareholders have targeted a large cosmetics company with proposals asking the company to report on the feasibility of removing parabens from their cosmetic products. Parabens are synthetic preservatives that can prevent microbial bacteria and fungal growth in products and have come under scrutiny following a few key studies that identify the alkyl hydroxy benzoate preservatives (methyl-, ethyl-, propyl-, and butylparaben) as estrogenic, or mimicking the hormone estrogen. Steroidal estrogen has been identified as a "known human carcinogen" by the U.S. Department of Health Public Health Service and has caused concern that other ingredients with estrogenic properties may also contribute to increased cancer risk. Proponents of these paraben-related proposals usually note that although parabens are not actually carcinogenic, they do exhibit estrogenic characteristics and, therefore, their safety in cosmetic products should be "reassessed."

     - Vote FOR shareholder proposals asking companies to report on the feasibility of removing, or substituting with safer alternatives, all "harmful" ingredients used in company products.

10e-12 LAND PROCUREMENT AND DEVELOPMENT
Certain real estate developers including big-box large retailers have received criticism over their processes for acquiring and developing land. Given a 2005 Supreme Court decision allowing for the usage of eminent domain laws in the U.S. to take land from property-owners for tax generating purposes, as well as certain controversies outside of the U.S. with land procurement, some shareholders would like assurances that companies are acting ethically and with local stakeholders in mind.

- Vote FOR shareholder proposals requesting that companies report on or adopt policies for land procurement and use that in corporate social and environmental factors.

10e-13 VIOLENCE AND ADULT THEMES IN VIDEO GAMES
Perceptions of increased sex and violence in video games have led certain shareholders to question the availability of adult-themed content to children and teens. The Entertainment Software Ratings Board, which provides ratings for video games, has classified approximately 34 percent of the total games it reviews as either Teen, Mature, or Adults Only.

- Vote FOR shareholder proposals asking for reports on company policies related to the sale of mature-rated video games to children and teens.

10f. DONATIONS, GOVERNMENT RELATIONS & OUTSOURCING

10f-1. CONTROL OVER CHARITABLE CONTRIBUTIONS:
Shareholders have attempted to impose criteria on companies for the selection of recipients of corporate charitable contributions that would further specific objectives supported by the sponsors of the proposals. SAS believes that management is in a much better position than shareholders to decide what criteria are appropriate for corporate charitable contributions. Also, some of the proposals would require companies to poll their shareholders as part of the grant-making process. Since many companies have hundreds of thousands of shareholders, contacting, confirming, and processing each individual opinion and/or consent would be burdensome and expensive.

     - Vote AGAINST shareholder proposals giving criteria or to require shareholder ratification of grants.
     - Vote AGAINST shareholder proposals requesting that companies prohibit charitable contributions.

10f-2. NON-PARTISANSHIP/ POLITICAL CONTRIBUTIONS:
Proponents of resolutions calling for the abolishment of political contributions or making contributions to political campaigns are concerned with the increasing power of corporations in the country's political process. These resolutions seek to limit the involvement of corporations in the political process.

- Vote FOR proposals calling for a company to disclose its political contributions, unless the terms of the proposal are unduly restrictive
- Vote FOR proposals calling for a company to maintain a policy of non-partisanship and to limit political contributions.
- Vote AGAINST proposals calling for a company to refrain from making any political contributions.

10f-3. DISCLOSURE ON PRIOR GOVERNMENT SERVICE:
Shareholders have asked companies to disclose the identity of any senior executive and/or other high-level employee, consultant, lobbyist, attorney, or investment banker who has served in government. Although the movement of individuals between government and the private sector may benefit both, the potential also exists for conflicts of interest, especially in industries that have extensive dealings with government agencies.

     - Vote FOR shareholder proposals calling for the disclosure of prior government service of the company's key executives.

10f-4. REPORT ON RISKS OF OUTSOURCING:
Consumer interest in keeping costs low through comparison shopping, coupled with breakthroughs in productivity have prompted companies to look for methods of increasing profit margins while keeping prices competitive. Through a practice known as off-shoring, the outsourcing or moving of manufacturing and service operations to foreign markets with lower labor costs, companies have found one method where the perceived savings potential is quite substantial. Shareholder opponents of outsourcing argue that there may be long-term consequences to offshore outsourcing that outweigh short-term benefits such as backlash from a public already sensitive to off-shoring, security risks from information technology development overseas, and diminished employee morale. Shareholder proposals addressing outsourcing ask that companies prepare a report to shareholders evaluating the risk to the company's brand name and reputation in the U.S. from outsourcing and off-shoring of manufacturing and service work to other countries.

     - Vote FOR shareholders proposals asking for companies to report on the risks associated with outsourcing or off-shoring.

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

                          ISS SOCIAL ADVISORY SERVICES
                       SRI GLOBAL PROXY VOTING GUIDELINES

[ISS LOGO]
INSTITUTIONAL SHAREHOLDER SERVICES

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Copyright (C) 2006 by Institutional Shareholder Services.

All rights reserved. No part of this publication may be reproduced or
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Requests for permission to make copies of any part of this work should be sent to:
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ISS is a trademark used herein under license.

                                     A-1-1
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
INTRODUCTION                                                                                           4

MANAGEMENT PROPOSALS                                                                                   5

1.  DIRECTOR-RELATED ISSUES                                                                            5
    1a.  Uncontested Election of Directors                                                             5
    1b.  Classified Board                                                                              7
    1c.  Director Fees                                                                                 7
    1d.  Discharge of Board and Management                                                             7
    1e.  Director, Officer, and Auditor Indemnification                                                8
    1f.  Alter Size of the Board                                                                       8
    1g.  Board Structure                                                                               8

2.  AUDITOR-RELATED AND FINANCIAL REPORTING ISSUES                                                    10
    2a.  Financial Results/Director and Auditor Reports                                               10
    2b.  Appointment of Auditors and Auditor Compensation                                             10
    2c.  Appointment of Internal Statutory Auditors                                                   11

3.  PROXY CONTEST DEFENSES / TENDER OFFER DEFENSES                                                    12
    3a.  Antitakeover Devices                                                                         12
    3b.  Renew Partial Takeover Provision (Australia)                                                 12
    3c.  Golden Shares                                                                                12
    3d.  Poison Pills (Canada & Japan)                                                                13
    3e.  Depositary Receipts and Priority Shares (The Netherlands)                                    13
    3f.  Lower Disclosure Threshold for Stock Ownership                                               13

4.  MISCELLANEOUS GOVERNANCE PROVISIONS                                                               14
    4a.  Bundled Proposals                                                                            14
    4b.  Allocation of Income                                                                         14
    4c.  STOCK (Scrip) Dividend Alternative                                                           14
    4d.  Changing Corporate Name                                                                      14
    4e.  Other Business                                                                               15
    4f.  Change in Company Fiscal Term                                                                15

5.  CAPITAL STRUCTURES                                                                                16
    5a.  Common Stock Authorization                                                                   16
    5b.  Preemptive Rights                                                                            17
    5c.  Stock Splits and Special Dividends                                                           17
    5d.  Reverse Stock Splits                                                                         17
    5e.  Reduction of Capital                                                                         18
    5f.  Capital Structures                                                                           18
    5g.  Blank Check Preferred Authorization                                                          18
    5h.  Adjustments to Par Value of Common Stock                                                     18
    5i.  Debt Issuance Requests                                                                       19
    5j.  Pledging of Assets for Debt                                                                  19
    5k.  Increase in Borrowing Powers                                                                 19
    5l.  Share Repurchase Plans                                                                       19
    5m.  Reissuance of Shares Repurchased                                                             20

6.  EXECUTIVE AND DIRECTOR COMPENSATION                                                               21
    6a.  Stock Option Plans                                                                           21
    6b.  Incentive Plans                                                                              22

(C)2006 Institutional Shareholder Services Inc. All Rights Reserved.

                                     A-1-2
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
    6c.  SHARE PURCHASE PLANS                                                                         23

7.  MERGERS AND CORPORATE RESTRUCTURINGS                                                              24
    7a.  Mergers and Acquisitions                                                                     24
    7b.  Voting on Reincorporation Proposals                                                          24
    7c.  Corporate Restructuring                                                                      24
    7d.  Spin-offs                                                                                    25
    7e.  Expansion of Business Activities                                                             25
    7f.  Related Party Transactions                                                                   25

SHAREHOLDER PROPOSALS                                                                                 26

8.  CORPORATE GOVERNANCE PROPOSALS                                                                    28
    8a.  Director Related Proposals                                                                   28
    8b.  Board Structure and Independence Proposals                                                   28
    8c.  Auditor Related Proposals                                                                    29
    8d.  Compensation-Related Proposals                                                               29
    8e.  Miscellaneous Corporate Governance                                                           29

9.  SOCIAL AND ENVIRONMENTAL PROPOSALS                                                                30
    9a.  Adopt Labor Standards                                                                        30
    9b.  Renewable Energy/Climate Change                                                              31
    9c.  Board Diversity                                                                              31
    9d.  Nuclear Energy                                                                               31
    9e.  Disclosure of Corporate Donations/Establish Corporate Giving Policies/Practices              32

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INTRODUCTION

Institutional Shareholder Services' Social Advisory Services (SAS) division recognizes that socially responsible investors have dual objectives: financial and social. Socially responsible investors invest for economic gain, as do all investors, but they also require that companies in which they invest conduct their business in a socially responsible manner. The dual objectives carry through to the proxy voting activity, after the security selection process is completed. In voting their shares, socially responsible institutional shareholders are concerned not only with economic returns to shareholders and good corporate governance, but also with the ethical behavior of corporations and the social and environmental impact of their actions.

Although many of the basic governance concepts and social objectives transcend national boundaries, differences in corporate governance standards, shareholder rights, and legal restrictions create new challenges for socially responsible investors seeking to expand their social investment strategy globally. In many markets, the requirements for filing shareholder resolutions are often prohibitive, resulting in a much lower number of shareholder proposals in non-U.S. markets. Differences in compensation practices, board structures, and capital structures necessitate a customized approach to evaluating proposals in different countries. In many cases, shareholder approval is required for resolutions that do not require shareholder approval in the U.S. Mechanisms such as restricted voting rights, share-blocking requirements, and requirements to be represented in person at meetings, make the voting process more complicated than in the U.S. Finally, lower levels of disclosure in non-U.S. markets often make it difficult to apply the same policy that would apply to a U.S. company. SAS Global Social Proxy Voting Policy that takes into account market differences while preserving the focus on corporate accountability and social responsibility.

SAS' Global Social Proxy Voting Guidelines are consistent with the dual objectives of socially responsible investors. On matters of social and environment import, the guidelines seek to reflect a broad consensus of the socially responsible investing community. On matters of corporate governance, executive compensation, and corporate structure, SAS guidelines are based on a commitment to create and preserve economic value and to advance principles of good corporate governance, consistent with responsibilities to society as a whole.

The guidelines provide an overview of how SAS recommends that its clients vote. We note there may be cases in which the final vote recommendation on a particular company varies from the vote guideline due to the fact that we closely examine the merits of each proposal and consider recent and company-specific information in arriving at our decisions. Where SAS acts as voting agent for clients, it follows each client's voting policy, which may differ in some cases from the policies outlined in this document. SAS updates its guidelines on an annual basis to take into account new social issues and the latest trends in corporate governance.

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MANAGEMENT PROPOSALS

1.   DIRECTOR-RELATED ISSUES

Director elections can be one of the most important voting decisions that shareholders make, especially since shareholders are only given the opportunity to review their companies' operations once a year at the AGM.

Levels of disclosure regarding directors vary widely. In some countries, such as the United Kingdom, Canada, and Australia, companies publish detailed information such as director biographies, share ownership, and related information that aids shareholders in determining the level of director independence. In many other countries, the only information available on directors is their names, while still other countries disclose no information at all regarding individual nominees. Analysis is conducted to the highest degree possible based on available disclosure. Directors function as the representatives of shareholders throughout the year and are therefore a crucial avenue of ongoing influence on management. In cases where detailed information about directors is not available, we believe that it would be counterproductive to vote against directors on the basis of a lack of information. However, if specific problems or concerns exist with either individual directors or the entire board, SAS will consider opposing such candidates or slates.

SAS prefers boards composed of a majority of independent directors. The independent directors are expected to organize much of the board's work, even if the chief executive officer also serves as Chairman of the board. SAS also prefers key committees of the board to be entirely independent of management. Furthermore, SAS will classify employee representatives, common in markets with supervisory boards, (i.e.-France, Germany) as neither affiliated nor independent but as a separate new third category. Finally, SAS will consider years of service when classifying outside directors in Australia. The ASX CORPORATE GOVERNANCE COUNCIL: PRINCIPLES OF GOOD CORPORATE GOVERNANCE AND BEST PRACTICE RECOMMENDATIONS [March 2003] states that an independent director "has not served on the board for a period which could, or could reasonably be perceived to, materially interfere with the director's ability to act in the best interests of the company." Although there is no specific recommended time period, SAS will classify outside directors who have served on the board in excess of 10 years as affiliated.

1a.  UNCONTESTED ELECTION OF DIRECTORS

SAS will make vote recommendations regarding the election of directors on a case-by-case basis, taking into account director independence, attendance (in markets where such information is available), stock ownership, the absence of adequate or timely disclosure, questionable finances or restatements and consistent poor financial performance, questionable transactions with conflicts of interest, any record of abuses against minority shareholder interests, bundling of director elections, excessive non-audit fees relative to audit fees, and/or any other egregious corporate governance practices. In addition, in markets where such information is available, SAS will take into account board diversity in making recommendations regarding the election of directors. Statements of corporate governance practices are also helpful in reviewing director election proposals, but only in a few countries are these routinely

                                     A-1-5
included as part of the annual report, usually as a listing requirement of the major stock exchange. These reports are required in Australia, Canada, South Africa, and the United Kingdom.

In the U.K., Canada, Korea, France, Ireland, the Netherlands, Sweden and Australia, SAS will vote against director nominees who are executives/insiders sitting on the board's audit and/or compensation committees. Election of executive nominees at U.K. companies with service contracts exceeding two years will be opposed. In Canada, South Africa, and Korea, when attendance information is disclosed, the election of candidates who fail to attend at least 75 percent of meetings will be opposed. SAS realizes that many Canadian companies present their director nominees in proxy materials as one item encompassing the entire slate of nominees to the board. However, SAS believes that shareholders should be able to withhold votes from selected directors for reasons such as poor attendance without being required to withhold votes from the entire slate of candidates. As a result, in France and Germany where the market practice is moving towards individual slates of directors, SAS recommends voting against proposals with bundled slates of directors. Further, when nominees names are not available at the time of analysis in parts of Europe (Belgium, Denmark, Finland, France, Ireland, Italy, Netherlands, Norway, Portugal, Sweden, and Switzerland, and all companies in the MSCI EAFE Index), we will recommend voting against the directors.

When nominees are presented individually, SAS will recommend withholding votes if there are concerns with an individual director's performance or attendance. In Canada, the size and listing standards of companies is taken into consideration. For TSX listed companies, SAS will recommend withholding votes from any director on audit or compensation committee who has served as CEO, or within past five years, CFO of the company. For TSXV companies, SAS recommends withholding votes from insiders on the compensation committee when the committee is not majority independent. In all markets, special attention will be paid to companies that show a high level of disregard for shareholder and stakeholder interests. In addition, a company's lack of responsiveness to concerns over board diversity and board independence will be given special consideration. SAS will either note or vote against directors who fail to promote diversity on the board of directors in markets where disclosure is available such as Canada, U.K., and Australia.

In general, SAS prefers that boards be comprised of a majority of independent directors. In France, Switzerland, and the Netherlands, we recommend votes against the election of non-independent directors (excluding CEO) if the board is not 50-percent independent. The same rule is applied to non-U.S. companies listed exclusively on U.S. exchanges. In Germany, where companies have legally mandated labor representatives, SAS requires boards to be at least one-third independent.

It should be noted that companies in many countries have a two-tiered board structure, comprising a supervisory board of nonexecutive directors and a management board with executive directors. The supervisory board oversees the actions of the management board, while the management board is responsible for the company's daily operations. Companies with two-tiered boards elect members to the supervisory board only; management board members are appointed by the supervisory board. In Austria, Brazil, the Czech Republic, Germany, Peru, Poland, Portugal, and Russia, two-tiered boards are the norm. They are also permitted by company law in France and Spain.

                                     A-1-6

- Vote FOR management nominees in the election of directors, unless: there are clear concerns about the past performance of the company or the board; or the board fails to meet minimum corporate governance and/or corporate social responsibility standards.
- Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.
- Vote on a CASE-BY-CASE basis on shareholder nominees. The nominees have to demonstrate a clear ability to contribute positively to board deliberations, enhance board's structure, diversity, independence, and provide expertise and knowledge on stakeholder issues.
- Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed)
- In Europe, vote AGAINST the election or reelection of directors when the term is not disclosed or when it exceeds four years.

1b.  CLASSIFIED BOARD

Under a classified board structure, only one class of directors stands for election each year, with the directors in each class generally serving three-year terms. While SAS supports the annual election of directors, boards in many countries are divided into two or more classes that are elected on a staggered basis. This system of classified boards is common across the world. Only Canadian companies routinely elect the entire board on an annual basis, but even in Canada companies may classify their board if an appropriate amendment is made to the articles. In certain countries, executive directors may be appointed for terms of up to five years, and a company's articles may give executive directors protected board seats under which they are not subject to shareholder election. SAS opposes protected board seats and preferential treatment of executive directors.

-    Vote FOR proposals to declassify the board the directors.
-    Vote AGAINST proposals to classify the board of directors.
-    Vote AGAINST proposals to create protected board seats.

1c.  DIRECTOR FEES

Director fees in most countries are not controversial, as they are generally lower than those in the United States. However, fees for nonexecutive directors have been rising in recent years, as directors around the world are being asked to take on more responsibilities related to company affairs. In many countries, only an aggregate amount payable to nonexecutives or to all directors is disclosed. Retirement benefits for nonexecutive directors are inappropriate, as they increase the directors' financial reliance on the company and could call into question the objectivity of their decision-making.

- Vote FOR proposals to award director fees unless the amounts are excessive relative to other companies in the country or industry.
- Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

1d.  DISCHARGE OF BOARD AND MANAGEMENT

                                     A-1-7

Granting of discharge is a routine item in many countries in which shareholders generally approve actions undertaken by management and the board. Discharge is generally granted unless a shareholder states a specific reason for withholding discharge and plans to undertake legal action.

- Vote FOR discharge of the board and management, unless: there are serious questions about actions of the board or management for the year in question; or legal action is being taken against the board by other shareholders.

1e.  DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION

SAS generally supports indemnification proposals that contain provisions limiting such insurance to acts carried out on behalf of the company. The directors covered under the indemnification must be acting in good faith on company business and must be found innocent of any civil or criminal charges for duties performed on behalf of the company. Not allowing companies to indemnify directors and officers would limit the ability of the company to attract qualified directors and executives.

However, SAS opposes providing indemnity insurance to auditors. These payments call into question the objectivity of the auditor in carrying out the audit. Given the substantial settlements against auditors in recent years for poor audit practices, the cost of such insurance to the company and its shareholders is unwarranted.

- Vote FOR proposals to allow indemnification of directors and officers when actions were taken on behalf of the company and no criminal violations occurred.
-    Vote AGAINST proposals to indemnify auditors.

1f.  ALTER SIZE OF THE BOARD

Proposals to fix board size are common and are routinely approved. Proposals to establish a range of board size are also frequent; a range of two or three open slots relative to the existing board size is reasonable, as it gives the company some flexibility to attract potentially valuable board members during the year. Latitude beyond this range is inappropriate, however, because companies can use this freedom to hinder unwanted influence from potential acquirers or large shareholders.

-    Vote FOR proposals to fix board size.
- Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

1g.  BOARD STRUCTURE

As noted above in section 1a., companies in many countries have a two-tiered board structure, comprising a supervisory board of nonexecutive directors and a management board with executive directors. The French Commercial Code gives companies three options in respect to their board structure. Companies may (1) choose to adopt a unitary board structure under which the board is headed by an all-powerful chairman (President Directeur General) who combines

                                     A-1-8
both the supervisory and executive functions; (2) opt for a two-tiered board structure composed of a management board and a supervisory board (the position of the chairman and the chief executive are separated); or (3) decide to keep the unitary structure, but separate the positions of the chairman and the chief executive by appointing a general manager who has the executive authority. Currently, most French companies have unitary board structures. However, the number of companies deciding to adopt a two-tiered system has been steadily increasing. SAS believes that each company should determine which board structure is appropriate to meet the business needs of that particular company. However, there are concerns over independent oversight in cases when a company proposes to move from a unitary to a two-tiered board structure, pursuant to which all executive directors immediately become supervisory board members. SAS notes that a two-tiered system can also be seen in Portugal, Argentina, Brazil, and Mexico.

- SAS will examine proposals for companies with a unitary board structure to adopt a two-tiered board structure on a case-by-case basis to ensure that adequate disclosure and justification are made to explain the change and that independent oversight over board functions is not compromised in the transition.

                                    A-1-9

2.   AUDITOR-RELATED AND FINANCIAL REPORTING ISSUES

The recent auditing scandals in the U.S. market resulted in a similar increase in scrutiny of accounting practices and oversight structures in non-U.S. markets. In most markets, ratification of the auditor is routinely featured on the agenda of publicly-traded companies. However, information regarding the auditors, including the breakdown of any fees paid to the auditors, is generally not disclosed by non-U.S. companies.

2a.  FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS

The official financial statements and director and auditor reports are valuable documents when evaluating a company's annual performance. Unless there are major concerns about the accuracy of the financial statements or the director or auditor reports, SAS recommends approval of this item.

- Vote FOR approval of financial statements and director and auditor reports, unless: there are concerns about the accounts presented, audit procedures used, or excessive non-audit fees (if disclosed) or, the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

2b.  APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION

Annual election of the auditor is generally considered to be a routine matter in the absence of specific concerns. However, the practice of auditors contributing non-audit services to companies continues to be problematic. Unlike in the United States where companies are now required to disclose non-audit fees, most markets do not require a breakdown of the fees paid to the auditor. When fees are disclosed, SAS will vote against auditor proposals when non-audit fees exceed audit fees. In markets where such disclosure is mandatory, SAS will recommend voting against auditor ratification when such information in unavailable to shareholders. In addition, in Canada, SAS will recommend withholding votes from members of the audit committee if audit fees are not disclosed in public filings. SAS prefers that companies do not engage their auditor for work unrelated to the audit function. This safeguards shareholders' interest by avoiding potential conflicts that might interfere with the auditor's independent judgment.

- Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless: there are serious concerns about the accounts presented or the audit procedures used; the auditors are being changed without explanation; audit vs. non-audit related fees are not disclosed (in markets where such disclosure in mandatory) or non-audit related fees are substantial and/or are routinely in excess of standard annual audit fees.
- Vote AGAINST the appointment of auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
- Vote AGAINST the auditor remuneration proposals when non-audit fees exceed the audit fees.

                                     A-1-10

2c.  APPOINTMENT OF INTERNAL STATUTORY AUDITORS

The appointment of internal statutory auditors is a routine request for companies in Latin America, Italy, Spain, Portugal, Japan, and Russia. The statutory auditing board is usually composed of three to five members, including a group chairman and two alternate members, all of who are expected to be independent.

- Vote FOR the appointment or reelection of statutory auditors, unless: there are serious concerns about the statutory reports presented or the audit procedures used; questions exist concerning any of the statutory auditors being appointed; or the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
-    Vote AGAINST lengthening the internal auditors' term in office.

                                     A-1-11

3.   PROXY CONTEST DEFENSES / TENDER OFFER DEFENSES

Common antitakeover mechanisms in global markets include staggered boards, super-voting shares, poison pills, unlimited authorized capital authorizations (including blank check preferred stock), and golden shares. Some of these restrictions are aimed solely at limiting share ownership by foreign or unwanted minority shareholders, and others are designed to preclude a hostile takeover of the target company by any party.

3a.  ANTITAKEOVER DEVICES

SAS opposes all forms of such mechanisms, as they can limit shareholder value by eliminating the takeover or control premium for the company. SAS believes as owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers.

- Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

3b.  RENEW PARTIAL TAKEOVER PROVISION (AUSTRALIA)

Australian law allows companies to introduce into their articles a provision to protect shareholders from partial takeover offers, to be renewed by shareholders every three years. If a partial takeover of the company is announced, directors are required to convene a shareholder meeting at least 15 days before the closing of the offer to seek approval of the offer. If shareholders reject the resolution, the offer is considered withdrawn under company law and the company can refuse to register the shares tendered to the offer. While such takeover provisions can be considered as an antitakeover device, we believe that most are now structured to limit the potential for abuse by directors. As a result, most proposals can be supported.

-    Vote FOR proposals that consult shareholders on takeover offers.

3c.  GOLDEN SHARES

Recently privatized companies across the world often include in their share structure a golden share held by their respective governments. These shares often carry special voting rights or the power of automatic veto over specific proposals. Golden shares are most common among former state-owned companies or politically sensitive industries such as utilities, railways, and airlines. While the introduction of golden shares is not a desirable governance practice, SAS recognizes the political importance certain companies hold for governments-particularly for certain industries- and treats the introduction or amendment of government shares on a case-by-case basis.

- Review on a CASE-BY-CASE basis management's proposals to introduce golden shares.

                                     A-1-12

3d.  POISON PILLS (CANADA & JAPAN)

Otherwise known as shareholder rights plans, poison pills are seen primarily in the Canadian market and as of 2005, in Japan as well. Improperly structured rights plans have been used by boards to ward off offers beneficial to shareholders. Current owners should make the ultimate decision on who will own the company, with advice and negotiation from the board and management. Unlike in the United States, Canadian securities legislation requires shareholder approval of all poison pills. SAS guidelines generally do not support the adoption of poison pills on the grounds that they serve to entrench management, although we recognize that many Canadian plans now significantly limit the power of the board to amend and implement the pill. With sufficient restrictions in place, poison pills can provide boards with an additional tool in maximizing value for shareholders. However, given the potential for abuse, proposals to adopt or renew pills should be carefully considered.

- Review on a CASE-BY-CASE basis management proposals to ratify a poison pill. Look for shareholder friendly features including a two to three year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, shareholder redemption feature, and the absence of dead hand features.

3e.  DEPOSITARY RECEIPTS AND PRIORITY SHARES (THE NETHERLANDS)

Depositary receipts are an especially common anti-takeover defense among large Dutch companies. In the event of a hostile takeover bid, ordinary voting shares are first issued to a company-friendly trust or foundation. The trust or foundation in turn issues depositary receipts, similar to banks in the United States issuing ADRs except that the foundation retains the voting rights of the issued security. The depositary receipts carry only the financial rights attached to the shares (i.e., dividends). In this manner, the company gains access to capital while retaining control over voting rights. Due to the lack of protection against the abusive use of these shares, SAS generally opposes their creation.

-    Vote AGAINST the introduction of depositary receipts and priority shares.


3f.  LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP

SAS' recommended level for ownership disclosure is five percent. In our view, a level below that does not add substantially to shareholders' interests and is often only a pretext for an antitakeover defense. A lower level also requires a greater number of shareholders to disclose their ownership, causing a greater burden to shareholders and to the company.

- Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

                                     A-1-13

4.   MISCELLANEOUS GOVERNANCE PROVISIONS

4a.  BUNDLED PROPOSALS

"Bundled" or "conditioned" proxy proposals present a challenge to shareholders attempting to evaluate the impact of specific resolutions. A bundled proposal leaves shareholders with an all or nothing choice. As a result, SAS believes that shareholders should have the ability to vote on individual items, but recognizes that in many markets, combining requests is common practice. In the case of bundled items, SAS examines the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

-    Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.

4b.  ALLOCATION OF INCOME

Many countries require shareholders to approve the allocation of income generated during the year. These proposals usually, but not always, contain an allocation to dividends. When determining the acceptability of this proposal, SAS focuses primarily on the payout ratio. Payouts of less than 30 percent or more than 100 percent are a trigger for further analysis. Payouts of more than 100 percent are a signal that the company is dipping into reserves to make the payment.

- Vote FOR approval of the allocation of income, unless: the dividend payout ratio has been consistently below 30 percent without adequate explanation; or the payout is excessive given the company's financial position.

4c.  STOCK (SCRIP) DIVIDEND ALTERNATIVE

While dividend payments in the form of shares in lieu of cash do not immediately add to shareholder value, they allow companies to retain cash and to strengthen the position and commitment of long-term shareholders.

-    Vote FOR most stock (scrip) dividend proposals.

- Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

4d.  CHANGING CORPORATE NAME

Proposals to change a company's name are generally routine matters. Generally, the name change reflects a change in corporate direction or the result of a merger agreement.

-    Vote FOR changing the corporate name.

                                     A-1-14

4e.  OTHER BUSINESS

Other business proposals are routine items to allow shareholders to raise other issues and discuss them at the meeting. Only issues that may be legally discussed at meetings may be raised under this authority. However, shareholders cannot know the content of these issues so they are generally not supported. In some markets, requests to approve other business appear on the agenda as a non-voting item.

- Vote AGAINST other business proposals when such proposals appear on the agenda as a voting item.

4f.  CHANGE IN COMPANY FISCAL TERM

Companies routinely seek shareholder approval to change their fiscal year end. Generally, this is a decision best left to management. SAS opposes this resolution only if the company is changing its year-end in an effort to postpone its AGM.

- Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

                                     A-1-15

5.   CAPITAL STRUCTURES

Companies have one of two main types of capital systems: authorized and conditional. Both systems provide companies with the means to finance business activities, but they are considerably different in structure. A company will determine which system it will use by the economic and legal structure of the market in which it operates.

The authorized capital system establishes a limit in a company's articles on the total number of shares that can be issued by the company's board. The system allows companies to issue shares from this pre-approved limit, although in many markets shareholder approval must be obtained prior to an issuance. Companies also request shareholder approval for increases in authorization when the amount of shares contained in the articles is inadequate for issuance authorities. SAS reviews proposals for such increases based on the following criteria: the history of issuance requests; the size of the request; the purpose of the issuance (general or specific) associated with the increase in authorization; and the status of preemptive rights.

Under the conditional capital system, companies seek authorizations for pools of capital with fixed periods of availability. For example, if a company seeks to establish a pool of capital for general issuance purposes, it requests the creation of a certain number of shares with or without preemptive rights, issuable piecemeal at the discretion of the board for a fixed period of time. Shares unissued after the fixed time period lapse. This type of authority would be used to carry out a general rights issue or small issuances without preemptive rights.

5a.  COMMON STOCK AUTHORIZATION

General issuance requests under both authorized and conditional capital systems allow companies to issue shares to raise funds for general financing purposes. Approval of such requests gives companies sufficient flexibility to carry out ordinary business activities without having to bear the expense of calling shareholder meetings for every issuance.

Specific issuance requests should be judged on their individual merits. For example, a company may request the issuance of shares for an acquisition in the form of a rights issue to raise funds for a cash payment, or else a company could request an issuance without preemptive rights for use in a share-based acquisition or issuance to a third party.

- Vote FOR nonspecific proposals to increase authorized capital up to 50 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.
- Vote FOR specific proposals to increase authorized capital to any amount, unless: the specific purpose of the increase (such as a share-based acquisition or merger) does not meet SAS guidelines for the purpose being proposed; or the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.
-    Vote AGAINST proposals to adopt unlimited capital authorizations.
- Vote CASE-BY-CASE on specific issuance requests taking into account the size and purpose for the requested issuance.

                                     A-1-16

5b.  PREEMPTIVE RIGHTS

Issuances can be carried out with or without preemptive rights. Preemptive rights permit shareholders to share proportionately in any new issuances of stock. Corporate law in many countries recognizes preemptive rights and requires shareholder approval for the disapplication of such rights.

In light of abuses made by a number of Hong Kong companies that have issued shares at steep discounts to related parties and renewed the share issuance amount under this authority without shareholder approval. SAS will recommend voting against the issuance of shares without preemptive rights unless the company provides specific language and terms that there will be (1) adequate restrictions on discounts and (2) no authority to refresh the share issuance amounts without prior shareholder approval.

- Vote FOR general issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.
- Vote FOR general issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.
- Vote CASE-BY-CASE on specific issuance requests with or without preemtive rights.
- Vote CASE-BY-CASE on issuance requests in Hong Kong, taking into account restrictions on discounts and the ability to refresh share issuance amounts without shareholder approval.

5c.  STOCK SPLITS AND SPECIAL DIVIDENDS

Vote for management proposals to approve stock splits or to increase common share authorization for a stock split or special dividend payment, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance as measured by total shareholder returns.

- Vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance as measured by total shareholder returns.

5d.  REVERSE STOCK SPLITS

Reverse splits exchange multiple shares for a lesser amount to increase share price. Increasing share price is sometimes necessary to restore a company's share price to a level that will allow it to be traded on the national stock exchanges. In addition, some brokerage houses have a policy of not monitoring or investing in very low priced shares. Reverse stock splits help maintain stock liquidity.

- Vote FOR a reverse stock split if management provides a reasonable justification for the split and the company's authorized shares are adjusted accordingly.

                                     A-1-17

5e.  REDUCTION OF CAPITAL

Proposals to reduce capital are usually the result of a significant corporate restructuring in the face of bankruptcy. SAS generally supports such proposals because opposition could lead to insolvency, which is not in shareholders' interests.

- Vote FOR proposals to reduce capital unless the terms are unfavorable to shareholders.

5f.  CAPITAL STRUCTURES

SAS supports a one share, one vote policy and opposes mechanisms that skew voting rights. Dual class capital structures entrench certain shareholders and management, insulating them from possible takeovers or other external influence or action. The interests of parties with voting control may not be the same as those of shareholders constituting a majority of the company's capital.

- Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.
- Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional super-voting shares.

5g.  BLANK CHECK PREFERRED AUTHORIZATION

Preferred stock is an equity security, which has certain features similar to debt instruments, such as fixed dividend payments, seniority of claims to common stock, and in most cases no voting rights. The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion--with voting rights, conversion, distribution and other rights to be determined by the board at time of issue. Blank check preferred stock can be used for sound corporate purposes, but could be used as a devise to thwart hostile takeovers without shareholder approval.

- Vote FOR proposals to create blank check preferred stock up to 50 percent of issued capital and in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.
- Review on a CASE-BY-CASE basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.
- Review on a CASE-BY-CASE basis, proposals to increase the number of authorized blank check preferred shares. If the company does not have any preferred shares outstanding we will vote against the requested increase.
- Vote FOR requests to require shareholder approval for blank check authorizations.

5h.  ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

When companies increase par value or capitalize reserves and distribute new fully paid shares to shareholders free of charge through a bonus issue, there is no cost to shareholders to maintain their stakes and no risk of dilution. This procedure transfers wealth to shareholders and does not significantly impact share value.

                                     A-1-18

- Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

5i.  DEBT ISSUANCE REQUESTS

Debt issuance is a popular financing strategy. When evaluating a debt issuance request, SAS examines the issuing company's present financial situation. The main factor for analysis is the company's current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process.

- Vote debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
- Vote AGAINST an issuance of convertible bonds with preemptive rights if the conversion increases the company's share capital by more than 100 percent over the current outstanding capital.
- Vote AGAINST an issuance of convertible bonds without preemptive rights if the conversion increases the company's share capital by more than 20 percent over the current outstanding capital.


5j.  PLEDGING OF ASSETS FOR DEBT

In certain countries, shareholder approval is required when a company needs to secure a debt issuance with its assets.

- Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis taking into account the terms of the proposed debt issuance and company's overall debt level.

5k.  INCREASE IN BORROWING POWERS

In a number of countries, including the U.K., shareholder approval is required to increase the upper limit on the company's borrowing authority. While such proposals are generally routine requests, consideration should be give to the company's financing needs, the size of the increase and the company's current debt-to-equity ratio/gearing level.

- Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

5l.  SHARE REPURCHASE PLANS

Proposals regarding share repurchase plans are routine in most countries. SAS believes that when timed correctly, stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

- Vote FOR share repurchase plans, unless there is clear evidence of past abuse of the authority; or the plan contains no safeguards against selective buybacks.

                                     A-1-19

5m.  REISSUANCE OF SHARES REPURCHASED

SAS generally believes that properly timed repurchases of company shares can enhance shareholder value and improve general shareholder returns. With good timing and proper safeguards, the same returns and improvements in shareholder value can be generated through the reissuance of the shares repurchased. In most countries, the text of this general mandate provides sufficient shareholder protection to make this item routine.

- Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

                                     A-1-20

6.   EXECUTIVE AND DIRECTOR COMPENSATION

Disclosure on compensation in most countries is not as extensive as U.S. disclosure. However, compensation plans are becoming more common on meeting agendas of foreign companies, and the structures of these plans are of vital interest to shareholders. When given the opportunity to review these structures, SAS supports plans that motivate participants to focus on long-term shareholder value and returns, encourage employee stock ownership, and more closely align employee interests with those of shareholders and other stakeholders.

Stock option plans grant participants an option to buy company shares at a set price (the exercise price). Shares are usually granted at market prices and may be exercised when the company's share price reaches the exercise price. Participants may then purchase the promised shares at the strike price and may later sell the shares after their purchase (or after a defined holding period when the shares may not be sold).

6a.  STOCK OPTION PLANS

Due to the extensive disclosure provided in U.K., Canadian, and tax haven markets, SAS employs a complex methodology for evaluating compensation proposals in these markets. However, in other markets where the information is limited, SAS uses a simpler methodology for evaluating most non-U.S. compensation proposals, by calculating the dilution under a company's share plans and by analyzing plan features.

To evaluate plans in Canada (other than TSXV companies), the U.K., and tax-havens, SAS implements a binomial model taking into shareholder value transfer and voting power dilution to determine the cost of the plan, which is then compared to an allowable cap. The caps are industry specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. Using historic data tracked by ISS of the value of authorized shares for issue at each company ranked in the top quartile of its industry, a benchmark pay level is established for each industry. However, in cases where the practice of repricing is found, or when directors who administer the plan are also participants of the plan, or where there is proof of egregious pay, SAS may recommend a vote against.

When evaluating stock option plans in markets other than Canada, the U.K., and tax-havens, SAS examines the following:

     SHARES RESERVED FOR ISSUANCE OF OPTIONS UNDER THE PLAN

     The maximum number of shares SAS approves under a plan depends on the classification of a company's stage of development as growth or mature. Growth companies are usually smaller, in new industries requiring significant research and development, and have restricted cash flows. A company in an established industry but expanding rapidly, or a mature company that is experiencing an extended period of rapid expansion, may also be classified as growth. Mature companies are characterized by stable sales and revenue growth, production efficiencies resulting from volume gains, and strong cash flow resulting from developed products in the payoff stage.

                                     A-1-21

     - Vote AGAINST plans for mature companies where shares available under stock option plans are greater than five percent of the issued capital at the time of approval under all plans, unless: Companies with dilution levels up to ten percent include other positive features, such as challenging performance criteria or premium-priced options.

     - Vote AGAINST plans for growth companies where shares available are greater than ten percent of the issued capital at the time of approval under all plans.

     - In cases of revolving limits (a certain percentage of issued shares at any one time), vote FOR plans where the limits are spread out, e.g., five percent in five years, ten percent in ten years. Revolving limits of ten percent in ten years should also include "flow-rate" restrictions that further limit the plan's dilution, such as a cap of "three percent in three years," "2.5 percent in five years," or "one percent in one year."

     - Vote against stock option plans and proposed grants at Australian companies in the absence of any performance criteria.

     EXERCISE PRICE DISCOUNTS

     Discounted option holders have an incentive to cash in their grants for an immediate return rather than hold on to their options for future gains. This undermines the incentive value underlining these plans. A few countries allow for options to be granted at a discount to market prices.

          - Vote FOR discounts up to 20 percent, but only for grants that are a part of a broad-based employee plan, including all non-executive level employees.

     PLAN ADMINISTRATION

     SAS opposes allowing the administering committee to grant options to itself due to the potential for "backscratching" abuse. Administration of plans should be in the hands of directors who are unable to participate in the plan. SAS approves of separate nonexecutive director option plans with independent administration.

          - Vote CASE-BY-CASE plans where there are no limits on the ability of the administering committee to grant themselves options.

     OPTION REPRICING

     SAS opposes plans that include option repricing when the exercise price is reduced in response to a dropping share price. Repricing outstanding options reduces the incentive that options provide to raise the share price for shareholders.

     - Vote AGAINST plans that allow for repricing of underwater stock options.

6b. INCENTIVE PLANS

Share incentive plans tie key employees' compensation more directly to company performance. Though most popular in the United Kingdom, incentive plans are becoming increasingly popular across the globe. Incentive plans provide participants with free grants of company shares (or, less frequently, cash grants) in proportion with prearranged performance criteria--often earnings per share measured against inflation or total shareholder return.

                                     A-1-22

Most incentive plans are organized with strict vesting provisions, where participants may not receive the share awards until after a period of three years or more. Many plans also grant a percentage of the total amount reserved for each participant on a sliding scale measured against performance criteria. Performance criteria targets that have been satisfied only to a certain point may represent disbursement of 25 percent of the shares or cash to a participant, while 100-percent satisfaction may represent the full allotment of the grant. From a shareholder perspective, this graduated system of performance criteria is a major advance.

Evaluation of incentive plans is similar to that of option plans in that acceptable dilution and impartial administration and eligibility remain key factors for a positive recommendation. Insufficient performance criteria or abbreviated vesting provisions are deciding factors as well.

-    Evaluate incentive plans on a CASE-BY-CASE basis.

6c.  SHARE PURCHASE PLANS

Share purchase plans allow participants to purchase shares in the company, often at a discount to market prices. These plans are often broad-based in nature, as they are usually open to all employees. Other plans operate via monthly deductions from employees' paychecks, gathered and held for safe-keeping by a trust or a bank and used every month or year to purchase company stock.

- SAS generally votes FOR broad-based, employee-directed share purchase plans with discounts up to 30 percent (unless market practice dictates a smaller discount). Dilution, eligibility, and administration are the key factors in determining SAS' recommendation.

                                     A-1-23

7.   MERGERS AND CORPORATE RESTRUCTURINGS

A merger occurs when one corporation is absorbed into another and ceases to exist. The surviving company gains all the rights, privileges, powers, duties, obligations and liabilities of the merged corporation. The shareholders of the absorbed company receive stock or securities of the surviving company or other consideration as provided by the plan of merger. Mergers, consolidations, share exchanges, and sale of assets are friendly in nature, which is to say that both sides have agreed to the combination or acquisition of assets.

7a.  MERGERS AND ACQUISITIONS

SAS evaluates mergers and acquisitions on a CASE-BY-CASE basis, taking into account a variety of factors. When voting on mergers and acquisitions we will take into account the following factors:

     -    anticipated financial and operating benefits;
     -    offer price (cost vs. premium);
     -    prospects of the combined companies;
     -    how the deal was negotiated;
     -    the opinion of the financial advisor;
     - potential conflicts of interest between management's interests and shareholders' interests;
     - changes in corporate governance and their impact on shareholder rights; and
     - impact on community stakeholders and workforce including impact on stakeholders, such as job loss, community lending, equal opportunity, impact on environment, corporate code of conduct.

7b.  VOTING ON REINCORPORATION PROPOSALS

Shareholder protections under company law can vary significantly from country to country, or in the case of Canada, from province to province. Therefore, when a company requests approval for reincorporation into a new jurisdiction, a careful comparison of the differences between shareholder protections and rights under the new laws are made. Also considered is management's rationale for the proposal.

- Proposals to change a company's incorporation (either a change in country or province of incorporation) should be examined on a CASE-BY-CASE basis.

7c.  CORPORATE RESTRUCTURING

Corporate restructurings are more commonly seen on meeting agendas of non-U.S. companies, particularly in countries that have historically had complex holding structures. The content and structure of these proposals can vary significantly from market to market and must be considered within the context of country and industry norms. The impact on shareholder rights and on the company's overall capital structure should be given careful scrutiny.

                                     A-1-24

- Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales, should be considered on a CASE-BY-CASE basis.

7d.  SPIN-OFFS

- Votes on spin-offs should be considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

7e.  EXPANSION OF BUSINESS ACTIVITIES

- Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

7f.  RELATED PARTY TRANSACTIONS

Shareholders are often asked to approve commercial transactions between related parties. A transaction between a parent company and its subsidiary, or a company's dealings with entities that employ the company's directors, are usually classified as related party transactions and are subject to company law or stock exchange listing requirements that mandate shareholder approval.

- Vote related party transactions on a CASE-BY-CASE basis. SAS looks for evidence of an evaluation of the transaction by an independent body, but this is not always available.

                                     A-1-25

SHAREHOLDER PROPOSALS

Unlike in the United States, where hundreds of proposals are submitted to companies each year on both governance and social issues, shareholder proposals in non-U.S. markets are still relatively rare. When they do occur, such proposals tend to deal with the nomination of director candidates or the removal of existing directors. In recent years there has been a steady increase in the number of corporate governance related proposals, particularly for proposals addressing issues of executive compensation and auditor independence. However, shareholder proposals on social issues continue to appear in low numbers, and then only in a few markets. In recent years, social issue proposals have appeared most frequently in Canada, the U.K., Japan, Australia, Sweden and Germany. Although interest in ethical investing and sustainability management is strong in many of these and other markets, shareholder activists tend to rely less on the shareholder proposal mechanism than their U.S. counterparts. In large part, this is due to more restrictive requirements for filing shareholder proposals in non-U.S. markets. Rules for submitting shareholder proposals in some of the foreign markets covered by SAS are outlined in the chart below:

COUNTRY                      FILING REQUIREMENTS
Australia                    Shareholders owning five percent of a company's
                             voting capital or a group of at least 100
                             shareholders whose per-member average is A$200 or
                             greater may file a resolution. A statement of 1,000
                             words or less may be submitted; the resolution must
                             be submitted to the company six weeks before the
                             meeting.

Canada                       In 2001, the Canadian Business Corporations Act
                             (CBCA) was revised to bring the rules for filing shareholder resolutions closer in line with the requirements in the United States. The new rules provide that shareholders holding one percent of the total number of voting shares outstanding or voting shares whose market value is C$2,000 for at least six months may file a resolution. The CBCA permits shareholders to pool their shares to meet minimum filing requirements.

United Kingdom               Shareholder proposals may be filed by a group of
                             shareholders who control a minimum of five percent
                             of the outstanding voting rights or by a group of
                             100 shareholders holding shares in the company on
                             which there has been paid up an average sum per
                             shareholder of at least GBP 100. The proposal,
                             signed by the proponents and accompanied by a
                             statement of explanation, must be submitted to the
                             registered office of the company no later than six
                             weeks before the AGM. Shareholder proposals must
                             pertain to actions that lie within the company's
                             powers.

Japan Shareholders who have been registered owners of at least one percent of a company's capital or 300 share units (usually 300,000 shares), for six months may propose business for the agenda. The request must be made in writing to the company no less than six weeks prior to the meeting. If the same proposal was filed within the last three years and received support from less than ten percent of the shares outstanding, the company may reject it.

France Shareholder proposals may be filed by holders of at least five percent of the company's share capital.
                             The resolution must be submitted by registered mail no later than ten days after first publication of the meeting in the BALO. The company must acknowledge receipt within five days.

                                     A-1-26

When shareholder proposals do appear on the agenda, SAS reviews them on a case-by-case basis to ascertain whether the proposals are beneficial or detrimental to the company and its stakeholders. Most resolutions fall into two basic categories: corporate governance and social and environmental proposals. While shareholder proposals in most countries are not as prevalent as they are in the United States, they are becoming more common, particularly in the wake of recent corporate meltdowns both in the U.S. and abroad. SAS generally supports proposals that would improve the company's overall corporate governance, social responsibility initiatives, or business profile. SAS also generally supports proposals that would improve the company's reporting on environmental, social and workforce issues that concern to shareholders.

                                     A-1-27

8.   CORPORATE GOVERNANCE PROPOSALS

SAS generally supports shareholder proposals that seek improvement in a company's overall corporate governance structure, better protection for shareholder rights, or improvements in disclosure and transparency. If a proposal seeks to improve the company's corporate governance structure, by adopting new board committees, eliminating staggered board structures, or by canceling anti-takeover instruments, SAS generally recommends supporting the proposal. If a measure would improve disclosure of company activities at a reasonable cost, approval is also warranted.

8a.  DIRECTOR RELATED PROPOSALS

In recent years, companies in a wide variety of countries have received proposals from shareholders to either remove directors or elect shareholder nominees. In many cases, a single agenda will list a number of directors to be removed and a number of directors to fill the resulting vacancies. Such proposals have been seen recently in Japan, Ireland, France, South Africa, the U.K., Sweden, India, Bulgaria, and the Czech Republic. In many cases, shareholder nominees are put forward by investor groups concerned with the performance of the company. In some cases, nominees may be put forward in the context of a hostile takeover bid. Such proposals to remove or add directors are considered on a case-by-case basis, taking into consideration the overall independence of the board, the company's performance, and the shareholders' reasons for requesting changes to the board. If there are concerns with the overall independence of the board or the board has adopted multiple antitakeover devices, support for the addition of independent outside directors may be in the best interests of shareholders.

- Vote CASE-BY-CASE on shareholder proposals to add or remove directors from the board.

8b.  BOARD STRUCTURE AND INDEPENDENCE PROPOSALS

Proposals pertaining to board structure and independence vary significantly from market to market. They may request that a company tighten its definition of independence for directors, require a minimum percentage of the board be independent, reduce the size of the board, or eliminate the supervisory board (changing to a unitary board structure). In Norway, Japan, Sweden, Switzerland, and Bulgaria, shareholders have asked that companies restrict or define the size of the board of directors. In 2002, the five major Canadian banks received a resolution requesting that each adopt a policy under which the majority of the directors of any publicly-traded company of which the bank is the controlling shareholder have no significant connections to the bank, and must not fall within the legal definitions of `related' or `affiliated' directors. In Japan, shareholders asked that companies reduce the term of directors to one year.

- Vote FOR shareholder proposals requiring a majority of independent directors on the board of directors.
-    Vote FOR well defined board structures and size.
- Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for

                                     A-1-28
     electing directors, provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats. (Canada)

8c.  AUDITOR RELATED PROPOSALS

Due to recent corporate scandals, many global companies were asked by shareholders to either disclose the fees paid to the auditor or limit the fees paid to the auditor for performing non-audit services for the company. Such proposals have recently been seen in Canada, France and Japan.

- Vote FOR shareholder proposals calling for disclosure of auditor's fees for audit and non audit services
- Vote FOR shareholder proposals requesting to limit the non-audit fees paid to the auditor.

8d.  COMPENSATION-RELATED PROPOSALS

Shareholder proposals regarding compensation different forms in different markets. For instance, in Japan shareholders have requested that directors' compensation packages be submitted for shareholder approval. However, in Canada, shareholders have requested an increase in the holding period for shares bought through the exercise of options to at least one year. Furthermore, some Danish companies have been asked to increase the exercise price of the options granted to company executives.

- Vote FOR shareholder proposals requesting disclosure of director and executive compensation packages and submitting them for a shareholder vote.

8e.  MISCELLANEOUS CORPORATE GOVERNANCE

Shareholder proposals have also been seen on a host of other governance-related topics in recent years. Requests for corporate restructurings, changes in dividend policy, capital structure modifications, new quorum requirements, and share repurchases have been seen in recent years in markets such as the U.K., Sweden, Portugal, Czech Republic, and Japan.

- Vote CASE-BY-CASE on shareholder proposals addressing miscellaneous governance proposals.

                                     A-1-29

9.   SOCIAL AND ENVIRONMENTAL PROPOSALS

Despite the smaller of social shareholder resolutions overseas compared to the U.S. market, such proposals continue to receive increased attention from institutional shareholders and corporations. SAS generally recommends voting for well-structured and suitably targeted social, workforce-related, and environmental shareholder proposals, with the view that they will help to create good corporate citizens and enhance corporate social responsibility while enhancing long-term shareholder and stakeholder value. SAS will recommend supporting disclosure reports that seek additional information, particularly when it appears that companies have inadequately addressed shareholders' social, workforce, and environmental concerns.

In general, SAS supports proposals that request companies furnish information helpful to shareholders in evaluating company operations. In order to be able to intelligently monitor their investments shareholders often need information best provided by the company in which they have invested. Requests to establish special committees of the board to address broad corporate policy and provide forums for ongoing dialogue on issues including, but not limited to shareholder relations, the environment, occupational health and safety, and executive compensation, will generally be supported as well. We will closely evaluate proposals that ask the company to cease certain actions that the proponent believes are harmful to society, or some segment of society, with special attention to the company's legal and ethical obligations and risks and potential negative publicity if the company fails to honor the request.

9a.  ADOPT LABOR STANDARDS

Recently, an increasing number of shareholder proposals have been submitted at Canadian companies' annual shareholders' meetings that pertain to the adoption of codes of conduct or seek greater disclosure on a company's international workplace standards. Companies have been asked to adopt a number of different types of codes, including a workplace code of conduct, standards for international business operations, human rights standards, International Labor Organization (ILO) standards and the SA 8000 principles. The ILO is an independent agency of the United Nations, which consists of 175 member nations represented by workers, employers, and governments. The ILO's general mandate is to promote a decent workplace for all individuals. The ILO sets international labor standards in the form of its conventions and then monitors compliance with the standards. The seven conventions of the ILO fall under four broad categories: Right to organize and bargain collectively, Nondiscrimination in employment, Abolition of forced labor, and End of child labor. Each of the 180 member nations of the ILO is bound to respect and promote these rights to the best of their abilities.

Globalization, relocation of production overseas, and widespread use of subcontractors and vendors, often make it difficult to obtain a complete picture of a company's labor practices in global markets. Efforts that seek greater disclosure on a company's labor practices and that seek to establish minimum standards for a company's operations will be supported. In addition, requests for independent monitoring of overseas operations will be supported.

- Vote FOR shareholder proposals to implement human rights standards and workplace codes of conduct.
- Vote FOR shareholder proposals calling for the implementation and reporting on ILO codes of conduct.

                                     A-1-30

- Vote FOR shareholder proposals that call for the adoption of principles or codes of conduct relating to company investment in countries with patterns of human rights abuses (Northern Ireland, Burma, former Soviet Union, and China).
- Vote FOR shareholder proposals that call for independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with codes.

9b.  RENEWABLE ENERGY/CLIMATE CHANGE

Energy companies in the Canadian and Japanese markets have seen proposals on renewable energy that ask to increase company investment in renewable energy sources and to work to develop products that rely more on renewable energy sources. Increased use of renewable energy will reduce the negative environmental impact of energy companies. In addition, as supplies of oil and coal exist in the earth in limited quantities, renewable energy sources represent a competitive, and some would argue essential, long-term business strategy. Some proposals have specified the use of wind or solar power in companies' energy mix.

Environmentalists claim that the greenhouse gases produced by the industrial age have caused recent weather crises such as heat waves, rainstorms, melting glaciers, rising sea levels and receding coastlines. With notable exceptions, business leaders have described the rise and fall of global temperatures as naturally occurring phenomena and depicted corporate impact on climate change as minimal. Japanese shareholders have submitted proposals asking companies to study carbon dioxide emissions and the use of electric power supply and report to shareholders.

- Vote FOR shareholder proposals seeking increased investment in renewable energy sources.
- Vote FOR shareholder proposals seeking disclosure of liabilities or preparation of a report pertaining to global warming and climate change risk.
- Vote FOR shareholder proposals calling for the reduction of greenhouse gases.

9c.  BOARD DIVERSITY

In some global markets like Norway, law mandates that at least 40 percent of a board of directors be comprised of women. On the other hand, in Japan and for the first time, shareholders requested at Sony's 2002 annual shareholders meeting that the company consider the goal of gender-equal society when considering director nominees.

- Vote FOR shareholder proposals that ask the company to take steps to nominate more women and minorities to the board or to report on board diversity.

9d.  NUCLEAR ENERGY

Nuclear power continues to be a controversial method of producing electricity especially in the Japanese market. Opponents of nuclear energy are primarily concerned with the potential for serious accidents and associated negative human health consequences, and with the difficulties involved in nuclear waste storage.

                                     A-1-31

- Vote FOR shareholder proposals seeking the preparation of a report on a company's nuclear energy procedures.
- Vote CASE-BY-CASE on shareholder proposals that ask the company to cease the production of nuclear power.
- Vote CASE-BY-CASE on shareholder proposals prohibiting investments in nuclear power companies.

9e.  DISCLOSURE OF CORPORATE DONATIONS/ESTABLISH CORPORATE GIVING
     POLICIES/PRACTICES

SAS believes that charitable donations by companies are useful for assisting in worthwhile causes and for creating goodwill between companies and their communities. In addition, there may be certain long-term financial benefits to companies from certain charitable donations, such as educational efforts in companies' primary employment areas.

- Vote FOR shareholder resolutions requesting disclosure of company's donations and contributions.
- Vote CASE-BY-CASE on shareholder resolutions requesting the creation of a corporate giving program or institute.
- Vote CASE-BY-CASE on shareholder resolutions requesting that the company donate a certain sum to a specific institution.

                                     A-1-32

                      MORGAN STANLEY KLD SOCIAL INDEX FUND
                                     PART C
                                OTHER INFORMATION

ITEM 23. EXHIBITS:

(a). Declaration of Trust of the Registrant, dated April 6, 2001, is incorporated herein by reference to Exhibit 1 of the Initial Registration Statement on Form N-1A, filed on April 17, 2001.

(b). Amended and Restated By-Laws of the Registrant, dated April 24, 2003, is incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on February 27, 2004.

(c).      None.

(d). Amended and Restated Investment Advisory Agreement, dated November 1, 2004, is incorporated herein by reference to Exhibit (d) of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A of Morgan Stanley Small-Mid Special Value Fund, filed on June 24, 2005.

(e)(1). Form of Distribution Agreement between the Registrant and Morgan Stanley Distributors Inc., is incorporated herein by reference to
          Exhibit 5(a) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on June 6, 2001.

   (2). Selected Dealers Agreement, between Registrant and Morgan Stanley Distributors, Inc., is incorporated herein by reference to Exhibit e(2) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A of Morgan Stanley Fundamental Value Fund, filed on January 25, 2006.

(f).      Not applicable.

(g)(1).   Form of Custodian Agreement, is incorporated herein by reference to
          Exhibit 7 of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on June 6, 2001.

   (2). Amendment dated June 15, 2001 to the Custody Agreement of the Registrant, is incorporated herein by reference to Exhibit 7(b) of Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on January 29, 2002.

   (3). Foreign Custody Manager Agreement between the Bank of New York and the Registrant, dated June 15, 2001, is incorporated herein by reference to Exhibit 7(c) of Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on January 29, 2002.

(h)(1). Amended and Restated Transfer Agency and Service Agreement, dated November 1, 2004 between the Registrant and Morgan Stanley Trust, is incorporated herein by reference to Exhibit (h)(1) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on January 28, 2005.

   (2). Administration Agreement, dated November 1, 2004, between Morgan Stanley Services Company Inc. and the Registrant, is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on January 28, 2005.

(i)(1).   Consent of Clifford Chance US LLP, filed herein.

(j). Consent of Independent Registered Public Accounting Firm, filed herein.

(k).      Not applicable.

(l).      Not applicable.

(m). Amended and Restated Plan of Distribution Pursuant to Rule 12b-1, dated May 1, 2004, is incorporated herein by reference to Exhibit (m) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on January 28, 2005.

(n). Amended Multi-Class Plan Pursuant to Rule 18f-3, dated October 28, 2004, is incorporated herein by reference to Exhibit (n) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on January 28, 2005.

(o).      Not applicable.

(p)(1). Code of Ethics of Morgan Stanley Investment Management, is incorporated herein by reference to Exhibit (p)(1) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on January 28, 2005.

   (2). Code of Ethics of Morgan Stanley Funds, is incorporated herein by reference to Exhibit (p)(2) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on January 28, 2005.

(q). Powers of Attorney of Trustees, dated February 6, 2006, is incorporated herein by reference to Exhibit (Other) of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A of Morgan Stanley European Equity Fund Inc., filed on February 28, 2006.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

     None.

ITEM 25. INDEMNIFICATION.

     Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under
Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

     Pursuant to Section 5.2 of the Registrant's Declaration of Trust, neither the Investment Adviser nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant. Pursuant to Section 9 of the Registrant's Investment Advisory Agreement, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Agreement, the Investment Adviser shall not be liable to the Registrant or any of its investors for any error of judgment or mistake of law or for any act or omission by the Investment Adviser or for any losses sustained by the Registrant or its investors. Pursuant to Section 7 of the Registrant's Administration Agreement, the Administrator will use its best efforts in the performance of administrative activities on behalf of each fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Administrator shall not be liable to the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by the Administrator or for any losses sustained by the Fund or its investors.

     Pursuant to Section 7 of the Registrant's Underwriting Agreement, the Registrant shall indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damage or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any Shares, which may be based upon the 1933 Act, or on any other statute or at common law, on the grounds that the Registration Statement or related Prospectus and Statement of Additional Information, as from time to time amended and supplemented, or the annual or interim reports to shareholders of the Registrant, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant in connection therewith by or on behalf of the Underwriter; provided, however, that in no case (i) is the indemnity of the Registrant in favor of the Underwriter and any such controlling persons to be deemed to protect the Underwriter or any such controlling persons thereof against any liability to the Registrant or its security holders to which the Underwriter or any such controlling persons would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement; or (ii) is the Registrant to be liable under its indemnity agreement contained in this paragraph with respect to any claim made against the Underwriter or any such controlling persons, unless the Underwriter or any such controlling persons, as the case may be, shall have notified the Registrant in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Underwriter or such controlling persons (or after the Underwriter or such controlling persons shall have received notice of such service on any designated agent), but failure to notify the Registrant of any such claim shall not relieve it from any liability which it may have to the person against whom such action is brought otherwise than on account of its indemnity agreement contained in this paragraph.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

     The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

     The Registrant, in conjunction with the Investment Adviser, the Registrant's Trustees, and other registered investment management companies managed by the Investment Adviser, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify him.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     See "Fund Management" in the Prospectus regarding the business of the investment adviser. The following information is given regarding directors and officers of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Investment Advisors"). Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan Stanley & Co. Incorporated.

     Set forth below is the name and principal business address of each company for which each director or officer of Morgan Stanley Investment Advisors serves as a director, officer or employee.

MORGAN STANLEY SERVICES COMPANY INC. ("MORGAN STANLEY SERVICES")
c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311

MORGAN STANLEY DISTRIBUTORS INC. ("MORGAN STANLEY DISTRIBUTORS")
MORGAN STANLEY DW INC. ("MORGAN STANLEY DW")
MORGAN STANLEY FUNDS
MORGAN STANLEY INVESTMENT ADVISORS INC.
MORGAN STANLEY INVESTMENT MANAGEMENT
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
1221 Avenue of the Americas, New York, New York 10020

MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT LTD.
MORGAN STANLEY & CO. INTERNATIONAL LIMITED ("MORGAN STANLEY & CO.
INTERNATIONAL")
25 Cabot Square, London, England

VAN KAMPEN INVESTMENT ASSET MANAGEMENT INC. ("VAN KAMPEN")
1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181

MORGAN STANLEY TRUST ("MORGAN STANLEY TRUST")
Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311

     Listed below are the officers and Trustees of Morgan Stanley Investment Advisors Inc.

        NAME AND POSITION WITH                      OTHER SUBSTANTIAL BUSINESS, PROFESSION
MORGAN STANLEY INVESTMENT ADVISORS INC.                           OR VOCATION
---------------------------------------  -----------------------------------------------------------
Owen D. Thomas                           President and Chief Operating Officer of Van Kampen
President and Chief Operating Officer    Advisors Inc., Van Kampen Asset Management, Van Kampen
                                         Investments Inc., Morgan Stanley Investment Management Inc.
                                         and Morgan Stanley Services Company Inc.

Ronald E. Robison                        Managing Director and Director of Van Kampen Asset
Managing Director and Director           Management, Van Kampen Investments Inc., Director and Chief
                                         Administrative Officer of Morgan Stanley Investment
                                         Management Inc. and Morgan Stanley Services Company Inc.,
                                         Director of Morgan Stanley Distributors Inc., Morgan
                                         Stanley Trust, Morgan Stanley Distribution, Inc. and Van
                                         Kampen Investor Services Inc.

Joseph J. McAlinden                      Managing Director and Director of Van Kampen Advisors Inc.,
Managing Director and Director           Van Kampen Asset Management, Van Kampen Investments Inc.,
                                         Morgan Stanley Investment Management Inc., Director of
                                         Morgan Stanley Trust.

Barry Fink                               Managing Director, Secretary and General Counsel of Morgan
Managing Director, Secretary and         Stanley Investment Management Inc. and Morgan Stanley
General Counsel                          Services Company Inc.

Carsten Otto                             Managing Director and Chief Compliance Officer of Morgan
Managing Director and Chief Compliance   Stanley Investment Advisors Inc., Van Kampen Advisors Inc.
Officer                                  and Van Kampen Asset Management, Chief Compliance Officer
                                         of Van Kampen Investor Services Inc. and Van Kampen
                                         Investments Inc.

Alexander Frank                          Treasurer of Van Kampen Advisors Inc., Van Kampen Asset
Treasurer                                Management, Van Kampen Investments Inc.,

     For information as to the business, profession, vocation or employment of a substantial nature of additional officers of the Investment Adviser, reference is made to the Investment Adviser's current Form ADV (File No. 801-42061) filed under the Investment Advisers Act of 1940, incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Morgan Stanley Distributors Inc., a Delaware corporation, is the principal underwriter of the Registrant. Morgan Stanley Distributors is also the principal underwriter of the following investment companies:

(1)    Active Assets California Tax-Free Trust

(2)    Active Assets Government Securities Trust

(3)    Active Assets Institutional Government Securities Trust

(4)    Active Assets Institutional Money Trust

(5)    Active Assets Money Trust

(6)    Active Assets Tax-Free Trust

(7)    Morgan Stanley Aggressive Equity Fund

(8)    Morgan Stanley Allocator Fund

(9)    Morgan Stanley American Opportunities Fund

(10)   Morgan Stanley Balanced Growth Fund

(11)   Morgan Stanley Balanced Income Fund

(12)   Morgan Stanley Biotechnology Fund

(13)   Morgan Stanley California Tax-Free Daily Income Trust

(14)   Morgan Stanley California Tax-Free Income Fund

(15)   Morgan Stanley Capital Opportunities Trust

(16)   Morgan Stanley Convertible Securities Trust

(17)   Morgan Stanley Developing Growth Securities Trust

(18)   Morgan Stanley Dividend Growth Securities Inc.

(19)   Morgan Stanley Equally-Weighted S&P 500 Fund

(20)   Morgan Stanley European Equity Fund Inc.

(21)   Morgan Stanley Federal Securities Trust

(22)   Morgan Stanley Financial Services Trust

(23)   Morgan Stanley Flexible Income Trust

(24)   Morgan Stanley Fund of Funds

(25)   Morgan Stanley Fundamental Value Fund

(26)   Morgan Stanley Global Advantage Fund

(27)   Morgan Stanley Global Dividend Growth Securities

(28)   Morgan Stanley Global Utilities Fund

(29)   Morgan Stanley Growth Fund

(30)   Morgan Stanley Health Sciences Trust

(31)   Morgan Stanley High Yield Securities Inc.

(32)   Morgan Stanley Income Builder Fund

(33)   Morgan Stanley Information Fund

(34)   Morgan Stanley International Fund

(35)   Morgan Stanley International SmallCap Fund

(36)   Morgan Stanley International Value Equity Fund

(37)   Morgan Stanley Japan Fund

(38)   Morgan Stanley KLD Social Index Fund

(39)   Morgan Stanley Limited Duration Fund

(40)   Morgan Stanley Limited Duration U.S. Treasury Trust

(41)   Morgan Stanley Limited Term Municipal Trust

(42)   Morgan Stanley Liquid Asset Fund Inc.

(43)   Morgan Stanley Mid-Cap Value Fund

(44)   Morgan Stanley Mortgage Securities Trust

(45)   Morgan Stanley Multi-Asset Class Fund

(46)   Morgan Stanley Nasdaq-100 Index Fund

(47)   Morgan Stanley Natural Resource Development Securities Inc.

(48)   Morgan Stanley New York Municipal Money Market Trust

(49)   Morgan Stanley New York Tax-Free Income Fund

(50)   Morgan Stanley Pacific Growth Fund Inc.

(51)   Morgan Stanley Prime Income Trust

(52)   Morgan Stanley Quality Income Trust

(53)   Morgan Stanley Real Estate Fund

(54)   Morgan Stanley S&P 500 Index Fund

(55)   Morgan Stanley Select Dimensions Investment Series

(56)   Morgan Stanley Small-Mid Special Value Fund

(57)   Morgan Stanley Special Growth Fund

(58)   Morgan Stanley Special Value Fund

(59)   Morgan Stanley Strategist Fund

(60)   Morgan Stanley Tax-Exempt Securities Trust

(61)   Morgan Stanley Tax-Free Daily Income Trust

(62)   Morgan Stanley Total Market Index Fund

(63)   Morgan Stanley Total Return Trust

(64)   Morgan Stanley U.S. Government Money Market Trust

(65)   Morgan Stanley U.S. Government Securities Trust

(66)   Morgan Stanley Utilities Fund

(67)   Morgan Stanley Value Fund

(68)   Morgan Stanley Variable Investment Series

(b) The following information is given regarding directors and officers of Morgan Stanley Distributors not listed in Item 25 above. The principal address of Morgan Stanley Distributors is 1221 Avenue of the Americas, New York, New York 10020. None of the following persons has any position or office with the Registrant.

NAME AND PRINCIPAL BUSINESS     POSITIONS AND OFFICES WITH     POSITIONS AND OFFICES WITH
        ADDRESS                         UNDERWRITER                    REGISTRANT
---------------------------  --------------------------------  --------------------------
Ronald E. Robison            Director                          President and Principal
                                                               Executive Officer

Kenneth Castiglia            Director, Chief Financial         None
                             Officer and Treasurer

Michael Kiley                Director, Chief Executive         None
                             Officer and President

Brian Binder                 Chief Administrative Officer      None

Stefanie Chang Yu            Secretary                         Vice President

Winston McLaughlin           Chief Compliance Officer          None

Gina Gallagher               Chief AML Office                  None

Pat Behnke                   Financial and Operations          None
                             Principal

(c)  Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

                    The Bank of New York
                    100 Church Street
                    New York, New York 10286
                    (records relating to its function as custodian)

                    Morgan Stanley Investment Advisors Inc.
                    1221 Avenue of the Americas
                    New York, New York 10020
                    (records relating to its function as investment adviser)

                    Morgan Stanley Trust
                    Harborside Financial Center, Plaza Two
                    2nd Floor
                    Jersey City, New Jersey 07311
                    (records relating to its function as transfer agent and dividend disbursing agent)

                    Morgan Stanley Services Company Inc.
                    Harborside Financial Center, Plaza Two
                    7th Floor
                    Jersey City, New Jersey 07311
                    (records relating to its function as administrator)

ITEM 29. MANAGEMENT SERVICES

     Registrant is not a party to any such management-related service contract.

ITEM 30. UNDERTAKINGS

     Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 23rd day of March, 2006.

                                MORGAN STANLEY KLD SOCIAL INDEX FUND

                                By:   /S/ RONALD E. ROBISON
                                  ----------------------------------
                                      Ronald E. Robison
                                      Principal Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 6 has been signed below by the following persons in the capacities and on the dates indicated.

           SIGNATURES                                 TITLE                       DATE
-------------------------------         ----------------------------------   --------------
(1) Principal Executive Officer         President and Principal Executive
                                        Officer

By:       /s/ RONALD E. ROBISON
   -----------------------------------
          Ronald E. Robison                                                  March 23, 2006

(2) Principal Financial Officer         Chief Financial Officer

By:       /s/ FRANCIS J. SMITH
   -----------------------------------
          Francis J. Smith                                                   March 23, 2006

(3) Majority of the Trustees

    Charles A. Fiumefreddo (Chairman)
    James F. Higgins

By:       /s/ BARRY FINK
   -----------------------------------
          Barry Fink
          Attorney-in-Fact                                                   March 23, 2006

  Michael Bozic      Joseph J. Kearns
  Edwin J. Garn      Michael E. Nugent
  Wayne E. Hedien    Fergus Reid
  Manuel H. Johnson

By:       /s/ CARL FRISHLING
   -----------------------------------
          Carl Frishling                                                     March 23, 2006
          Attorney-in-Fact

                      MORGAN STANLEY KLD SOCIAL INDEX FUND

                                  EXHIBIT INDEX

(i)(1).   --   Consent of Clifford Chance US LLP.

(j).      --   Consent of Independent Registered Public Accounting Firm.